------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002      04/17/99
Prepared by Lisa Sorenson Phone 414-636-6184                        06:31 AM
                                                         File: service\us95a

NPV Data Input Section                           IRR Calc                         15-Apr-99
Scheduled Cash Flows as of the                       7.562%       Cut-off Date    pool 1          pool 2          pool 3
 End of the Fiscal                          (352,717,651.45)        756,797.64    1,113,701.85    1,454,117.46    1,680,616.40
     Month                                     4,418,039.53       3,661,241.89      540,854.36      178,247.97    3,589,996.05
Line 0 is Scheduled                            4,012,602.90       4,012,602.90      364,554.15      118,745.94       70,663.99
 Amount Delinquent                             3,907,325.73       3,907,325.73      637,614.39       88,958.80      121,097.15
                                               5,254,112.46       5,254,112.46      878,609.19       83,971.40      246,666.73
                                               6,443,901.17       6,443,901.17      574,398.46      219,047.90       66,891.34
                                               5,675,841.78       5,675,841.78      813,825.52      167,464.00      130,321.41
                                               9,401,221.89       9,401,221.89      548,869.48      143,429.76      198,903.62
                                               5,176,887.89       5,176,887.89    1,131,395.07      174,703.98      100,770.79
                                               7,504,062.59       7,504,062.59    6,283,879.83      326,239.49      506,240.05
                                              25,460,912.46      25,460,912.46    3,851,484.95      404,097.20      548,076.30
                                              17,161,198.48      17,161,198.48    1,602,579.23    2,547,062.22      180,946.32
                                               9,725,133.70       9,725,133.70      297,145.86    2,699,837.64    1,506,467.38
                                               5,313,727.52       5,313,727.52       62,443.27      125,669.85    1,950,182.22
                                               4,141,877.81       4,141,877.81       90,471.49        7,863.72       36,817.81
                                               3,728,364.97       3,728,364.97       10,516.11        4,098.18       36,734.53
                                               4,893,554.35       4,893,554.35       26,897.34            0.00       21,596.73
                                               6,214,011.07       6,214,011.07        1,715.60       11,796.59            0.00
                                               5,387,093.37       5,387,093.37       11,931.23       19,409.50        3,546.67
                                               8,842,052.74       8,842,052.74       17,752.28        3,319.57       65,547.84
                                               4,928,939.62       4,928,939.62        9,088.89            0.00            0.00
                                               7,229,379.49       7,229,379.49      165,338.43            0.00        7,695.12
                                              25,037,082.60      25,037,082.60       73,167.18       27,910.39       48,094.23
                                              16,779,221.10      16,779,221.10       45,121.25       73,416.29           69.03
                                               9,308,425.49       9,308,425.49       18,366.93       10,322.30      137,759.04
                                               4,795,285.30       4,795,285.30          692.13            0.00       12,811.40
                                               3,781,783.09       3,781,783.09          765.52            0.00            0.00
                                               3,273,512.75       3,273,512.75            0.00            0.00            0.00
                                               4,371,478.35       4,371,478.35            0.00            0.00            0.00
                                               5,537,022.24       5,537,022.24            0.00            0.00            0.00
                                               4,897,672.87       4,897,672.87        7,908.33            0.00            0.00
                                               8,011,042.60       8,011,042.60            0.00            0.00       39,254.82
                                               4,491,987.98       4,491,987.98            0.00            0.00            0.00
                                               6,683,794.29       6,683,794.29            0.00            0.00        8,558.71
                                              24,058,728.76      24,058,728.76            0.00            0.00            0.00
                                              15,848,613.80      15,848,613.80            0.00            0.00            0.00
                                               8,320,850.71       8,320,850.71            0.00            0.00            0.00
                                               3,990,580.08       3,990,580.08            0.00            0.00            0.00
                                               2,991,922.80       2,991,922.80            0.00            0.00            0.00
                                               2,433,481.82       2,433,481.82            0.00            0.00            0.00
                                               3,283,542.26       3,283,542.26            0.00            0.00            0.00
                                               4,374,194.28       4,374,194.28            0.00            0.00            0.00
                                               3,724,329.06       3,724,329.06            0.00            0.00            0.00
                                               6,417,821.23       6,417,821.23            0.00            0.00            0.00
                                               3,114,191.49       3,114,191.49            0.00            0.00            0.00
                                               4,864,826.68       4,864,826.68            0.00            0.00            0.00
                                              20,215,309.91      20,215,309.91            0.00            0.00            0.00
                                              12,909,728.71      12,909,728.71            0.00            0.00            0.00
                                               6,349,954.88       6,349,954.88            0.00            0.00            0.00
                                               2,282,299.00       2,282,299.00            0.00            0.00            0.00
                                               1,264,180.73       1,264,180.73            0.00            0.00            0.00
                                                 684,213.18         684,213.18            0.00            0.00            0.00
                                               1,214,774.34       1,214,774.34            0.00            0.00            0.00
                                               1,940,632.37       1,940,632.37            0.00            0.00            0.00
                                               1,492,868.04       1,492,868.04            0.00            0.00            0.00
                                               3,355,837.69       3,355,837.69            0.00            0.00            0.00
                                               1,372,485.44       1,372,485.44            0.00            0.00            0.00
                                               2,427,126.28       2,427,126.28            0.00            0.00            0.00
                                              14,388,915.95      14,388,915.95            0.00            0.00            0.00
                                               8,159,079.37       8,159,079.37            0.00            0.00            0.00
                                               2,986,211.22       2,986,211.22            0.00            0.00            0.00
                                                 715,159.00         715,159.00            0.00            0.00            0.00
                                                 236,175.21         236,175.21            0.00            0.00            0.00
                                                  27,528.60          27,528.60            0.00            0.00            0.00
                                                  42,207.34          42,207.34            0.00            0.00            0.00
                                                  47,609.45          47,609.45            0.00            0.00            0.00
                                                   8,162.69           8,162.69            0.00            0.00            0.00
                                                 121,075.68         121,075.68            0.00            0.00            0.00
                                                  15,557.18          15,557.18            0.00            0.00            0.00
                                                 101,621.40         101,621.40            0.00            0.00            0.00
                                                 437,852.74         437,852.74            0.00            0.00            0.00
                                                 196,938.60         196,938.60            0.00            0.00            0.00
                                                  61,221.73          61,221.73            0.00            0.00            0.00
                                                  17,674.81          17,674.81            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows   418,284,034.69     418,284,034.69   19,181,088.32    8,889,730.15   11,316,325.68

------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Prepared by Lisa Sorenson Phone 414-636-6184                                                 15-Apr-99

Payment Date
Month Begin                                                                                  01-Mar-99
Month End                                                                28-Feb-95           31-Mar-99
Days in accrual period (30/360)                                                                     30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                        $11,774,138.47

Warranty Repurchases
    Contracts deferred beyond final maturity date                                                $0.00
    Government obligors                                                                          $0.00
          Total Warranty Repurchases                                                             $0.00

Total Collections For The Period                                                        $11,774,138.47

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                      $809,870.41
    Aggregate Scheduled Amounts 60 days or more past due                                   $716,778.23
    Net Losses on Liquidated Receivables                                                    $27,900.38
    Number of Loans at Beginning of Period                                                       4,947
    Number of Loans at End of Period                                                             3,668
    Repossessed Equipment not Sold or Reassigned (Beginning)                                     $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                           $0.00
    Reinvestment Income                                                                    $122,361.56
    Pre-Funding Account Reinvestment Income                                                      $0.00


PART II -- SERVICING CALCULATIONS                                                              15-Apr-99
1.  Sources and Uses of Collection Account Balance              Cut-off Date      pool 1             poo1 2           pool 3

Initial Pool Balance                                                              $600,998,991.37            7.482%           7.806%
Wtd. Avg. APR                                                            7.564%             7.564%  $14,372,180.02   $14,523,356.64
Contract Value (Beg. of Month)                                                     $20,114,023.05    $8,422,401.06   $10,861,896.49
Contract Value  (End of Month)                                  $352,717,651.45    $18,243,134.08    $5,949,778.96    $3,661,460.15
Contract Value Decline                                                              $1,870,888.97

Total Collections and Investment Income for the period                             $11,896,500.03

Yield Supplement Amount                                                                     $0.00
Negative Carry Amount                                                                       $0.00

Total Distribution Amount (TDA)                                                    $11,896,500.03

Principal Distribution Amount  (PDA)                                               $11,482,128.07
Interest Distribution Amount  (IDA)                                                   $414,371.96

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                   $20,762,374.67
Noteholders' Principal Carryover Shortfall (Previous Period)                                $0.00
Noteholders' Share of the Principal Distribution Amount                                     96.00%
Noteholders' Principal Distributable Amount                                        $11,022,842.95

Certificate Beginning Principal Balance                                             $6,842,335.55
Certificateholders' Principal Carryover Shortfall
(Previous Period)                                                                           $0.00
Certificateholders' Share of the Principal Distribution Amount                              4.00%
Certificateholders' Principal Distributable Amount                                    $459,285.12

Interest Accrued on Notes this period                                     7.30%       $126,304.45
Noteholders' Interest Carryover Shortfall (Previous Period)                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                $0.00
Noteholders' Interest Distributable Amount                                            $126,304.45

Interest Accrued on Certificates this period                              7.65%        $43,619.89
Certificateholders' Interest Carryover Shortfall
(Previous Period)                                                                           $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                      $0.00
Certificateholders' Interest Distributable Amount                                      $43,619.89

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                          $11,896,500.03

Administration Fee Shortfall (Previous Period)                                              $0.00
Administration Fee Accrued during this Period                   $500/qtr.                 $166.67
Administration Fee Paid this Period from TDA                                              $166.67
Administration Fee Shortfall                                                                $0.00

Total Distribution Amount Remaining                                                $11,896,333.36

Noteholders' Interest Distributable Amount                                            $126,304.45
Noteholders' Interest Paid this Period from TDA                                       $126,304.45
Prelim. Noteholders' Interest Carryover Shortfall                                           $0.00

Total Distribution Amount Remaining                                                $11,770,028.92

Noteholders' Principal Distributable Amount                                        $11,022,842.95
Noteholders' Principal Paid this Period from TDA                                   $11,022,842.95
Prelim. Noteholders' Principal Carryover Shortfall                                          $0.00

Total Distribution Amount Remaining                                                $747,185.97

Certificateolders' Interest Distributable Amount                                    $43,619.89
Certificateholders' Interest Paid this Period from TDA                              $43,619.89
Prelim. Certificateholders' Interest Carryover Shortfall                                 $0.00

Total Distribution Amount Remaining                                                $703,566.08

Certificateholders' Principal Distributable Amount                                 $459,285.12
Certificateholders' Principal Paid this Period from TDA                            $459,285.12
Prelim. Certificateholders' Principal Carryover Shortfall                                $0.00

Total Distribution Amount Remaining                                                $244,280.95

Servicing Fee Shortfall (Previous Period)                                                $0.00
Servicing Fees Accrued during this Period                     1.00%                 $40,841.30
Servicing Fees Paid this Period from TDA                                            $40,841.30
Servicing Fee Shortfall                                                                  $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                      $203,439.65

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                   ($0.00)

New Collateral Purchased                                                                 $0.00
Deposit to Spread Account                                                                $0.00
Deposit to YSA                                                                           $0.00
Payment to Seller                                                                        $0.00

Ending Pre-Funding Account Balance                                                      ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                       $5,681,958.21

Receivables Percentage                                                                 100.000%
Yield Supplement Amount                                                                  $0.00
Cumulative Yield Supplement Amount                                              $15,059,477.79
Deposit to YSA for purchased collateral                                                  $0.00
Original YSA Balance                                                            $21,522,322.00
Maximum YSA Amount                                                              $15,806,006.42
Required YSA Balance                                                             $6,462,844.21
Interim Ending YSA Balance                                                       $5,681,958.21
YSA Released to Seller                                                                   $0.00

Ending Yield Supplement Account Balance                                          $5,681,958.21

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                ($0.00)

Pre-Funded Percentage                                                                    0.000%
Negative Carry Amount                                                                    $0.00
Cumulative Negative Carry Amount                                                   $756,233.52
Maximum Negative Carry Amount                                                            $0.00
Required Negative Carry Account Balance                                                  $0.00
Interim Ending Negative Carry Account Balance                                           ($0.00)
Negative Carry Amount Released to Seller                                                 $0.00

Ending Negative Carry Account Balance                                                   ($0.00)

7.  Distributions from Spread Account

BeginningSpread Account Balance                                                              $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                                    $0.00
Deposit to Spread Account from Excess Collections over Distributions                            $203,439.65

Distribution from Spread Account to Noteholders' Distr. Account                                       $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                                 $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                                $0.00

Prelim. Spread Account Balance Remaining                                                     $15,228,414.44

Distribution from Spread Account to Certificateholders' Distr. Account                                $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                                        $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                                       $0.00

Prelim. Spread Account Balance Remaining                                                     $15,228,414.44

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                                $1,702,418.09
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                  NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)               $334,804.56
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?         NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                             $716,778.23
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?   NO
Are any of the three conditions "YES"?                                                NO

Preliminary Note Principal Balance (End of Period)                                            $9,739,531.72
Preliminary Certificate Principal Balance (End of Period)                                     $6,383,050.43
Preliminary Total Principal Balance of Notes and Certificates                                $16,122,582.15

Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                         $15,024,974.78
Greater of:
(a)  4.00% of Pool Balance at end of Collection Pd; and                             4.00%     $1,501,097.27

(b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
       Balance = Spread Account)                                                    2.50%    $15,024,974.78

Prelim. Spread Account Balance Remaining                                                     $15,228,414.44
Prelim. Excess Spread Account Balance                                                           $203,439.65

Release from Spread Account to Seller as "Excess Servicing Fee"      Turbo Date                       $0.00
Release from Spread Account to Noteholders as Principal                        15-Oct-95        $203,439.65
Ending Spread Account Balance (after distributions)                                          $15,024,974.78
Net Change in Spread Account Balance                                                                  $0.00

8.  Ending Balances
Note Interest Carryover Shortfall  (Ending Balance)                                                   $0.00
Note Principal Carryover Shortfall  (Ending Balance)                                                  $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                    $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                   $0.00

Note Principal Balance (End of Period)                                                        $9,536,092.06
Certificate Principal Balance (End of Period)                                                 $6,383,050.43
Total Principal Balance of Notes and Certificates                                            $15,919,142.49

Note Pool Factor (End of Period)                                         $576,000,000.00          0.0165557
Certificate Pool Factor (End of Period)                                   $24,000,000.00          0.2659604
Total Notes & Certificates Pool Factor (End of Period)                                            0.0265319

Specified Spread Account Balance (after all distributions and adjustments)                   $15,024,974.78

-----------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                  15-Apr-99

(1)  Amount of principal being paid on Notes:                                             $11,226,282.61
       per $1,000 original principal amount:                                                 19.49007397

(2)   Amount of interest being paid on Notes:                                                $126,304.45
        per $1,000 original principal amount:                                                 0.21927855

(3)  Pool Balance at end of related Collection Period:                                    $37,527,431.63

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of notes:                                          $9,536,092.06
      (ii) Note Pool Factor:                                                                   0.0165557

  (b) (i)  Certificate Balance                                                             $6,383,050.43
      (ii) Certificate Pool Factor:                                                            0.2659604

(5)  Amount of Servicing Fee:                                                                 $40,841.30
            per $1,000 Original Pool Balance:                                                 0.06795569

(6)  Amount of Administration Fee:                                                               $166.67
            per $1,000 Original Pool Balance:                                                 0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                  $27,900.38

(9)  Amount in Spread Account:                                                            $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                              ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the             NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                  $5,681,958.21

(13)  Amount in Negative Carry Account:                                                           ($0.00)

---------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                  15-Apr-99
(1)  Amount of principal being paid or distributed:

  (a)  Notes:                                                                             $11,226,282.61
         per $1,000 original principal amount:                                               19.49007397

  (b)  Certificates:                                                                         $459,285.12
         per $1,000 original principal amount:                                               19.13688012

  (c)  Total:                                                                             $11,685,567.73

(2)   Amount of interest being paid or distributed:

  (a)  Notes:                                                                                $126,304.45
         per $1,000 original principal amount:                                                0.21927855

  (b)  Certificates:                                                                          $43,619.89
         per $1,000 original principal amount:                                                1.81749538

  (c)  Total:                                                                                $169,924.34

(3)  Pool Balance at end of related Collection Period:                                    $37,527,431.63

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of notes:                                          $9,536,092.06
      (ii) Note Pool Factor:                                                                   0.0165557

  (c) (i)  Certificate Balance                                                             $6,383,050.43
      (ii) Certificate Pool Factor:                                                            0.2659604

(5)  Amount of Servicing Fee:                                                                 $40,841.30
     per $1,000 Original Pool Balance:                                                        0.06795569

(6)  Amount of Administration Fee:                                                               $166.67
     per $1,000 Original Pool Balance:                                                        0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                  $27,900.38

(9)  Amount in Spread Account:                                                            $15,024,974.78

(10) Amount in Pre-Funding Account:                                                              ($0.00)

(11) For the Final payment date with respect to the Funding Period, the             NA
     Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                                  $5,681,958.21

(13) Amount in Negative Carry Account:                                                           ($0.00)

--------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                  15-Apr-99
(1)  Payment of Administration Fee to Administrator:                                             $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                    $126,304.45

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                 $11,226,282.61

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                              $43,619.89

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                             $459,285.12

(6)  Payment of Servicing Fee to Servicer:                                                    $40,841.30

(7)  Deposit to Spread Account:                                                              $203,439.65

Check for Error                                                                       NO ERROR

Sum of Above Distributions                                                                $12,099,939.68

Total Distribution Amount plus Turbo                                                      $12,099,939.68

-----------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                  15-Apr-99
(1)  Total Distribution Amount:                                                           $11,896,500.03

(2)  Administration Fee:                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount:                                             $126,304.45

(4)  Noteholders' Interest Carryover Shortfall:                                                    $0.00

(5)  Noteholders' Percentage:                                                                         96%

(6)  Noteholders' Principal Distributable Amount:                                         $11,226,282.61

(7)  Noteholders' Principal Carryover Shortfall:                                                   $0.00

(8)  Noteholders' Distributable Amount:                                                   $11,352,587.05

(9)  Certificateholders' Interest Distributable Amount:                                       $43,619.89

(10)  Certificateholders' Interest Carryover Shortfall:                                            $0.00

(11)  Certificateholders' Percentage:                                                                  4%

(12)  Certificateholders' Principal Distributable Amount:                                    $459,285.12

(13)  Certificateholders' Principal Carryover Shortfall:                                           $0.00

(14)  Certificateholders' Distributable Amount:                                              $502,905.01

(15)  Servicing Fee:                                                                          $40,841.30

(16)  Deposit to Spread Account (before any distributions of excess):                        $203,439.65

(17)  Specified Spread Account Balance (after all distributions and adjustments):         $15,024,974.78

  The greater of:

  (a) 4.00% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs plus                                         $1,501,097.27

  (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate                    $15,024,974.78
         Balance = Spread Account)

STATEMENT TO CERTIFICATEHOLDERS


(18)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Cutoff Date through
           the end of the related Collection Period:                                     $1,702,418.09

      (ii) 2.25% of the Original Pool Balance:                                          $13,522,477.31

  (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
           has been repossessed but in which the receivable has not been liquidated:       $334,804.56

      (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:            $808,657.74

  (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
           as of the end of the related Collection Period:                                 $716,778.23

      (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
           in which the Payment Date occurs:                                               $844,367.21

(19)  Spread Account Balance over the Specified Spread Account Balance:                    $203,439.65

(20)  Excess Amount in Spread Account Distributed To:
  (a) Seller:                                                                                    $0.00
  (b) Seller:  Release of Excess Amount in Yield Supplement Account                              $0.00
  (c) Noteholders:                                                                         $203,439.65

(21)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account (other than as set forth in (32)(b) above):                 $0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                     $0.00

(23)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                      $37,527,431.63

(24)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                       $9,536,092.06
           Note Pool Factor:                                                                 0.0165557

           Outstanding Principal Balance of the Certificates:                            $6,383,050.43
           Certificate Pool Factor:                                                          0.2659604

(25)  Aggregate Purchase Amounts for related Collection Period:                                  $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:                $27,900.38

(27)  Spread Account Balance after giving effect to all distributions:                  $15,024,974.78

-----------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

NPV Data Input Section                     IRR Calc                15-Apr-99
Scheduled Cash Flows as of the                  8.319%         pool 1            pool 2           pool 3
 End of the Fiscal                     (375,056,914.00)     1,213,520.88        388,766.82       836,772.00
     Month                                7,065,483.08      3,191,405.93        564,227.22       628,553.68
Line 0 is Scheduled                       5,497,424.34      3,788,238.32        398,093.53       535,094.15
 Amount Delinquent                        6,911,943.75      3,950,035.28        380,495.96       464,474.44
                                         13,755,624.68      3,937,757.99        831,293.05       538,890.73
                                         10,320,462.30      2,986,610.36      1,694,494.58       669,373.71
                                          6,063,795.64        773,069.27      3,793,899.60     2,037,820.71
                                          6,187,590.06        527,186.12        263,999.57     3,601,889.93
                                         10,444,882.53        891,774.37        414,900.51       906,896.02
                                         11,257,480.67      2,815,824.63        793,401.40       873,241.58
                                         12,103,680.98      1,805,258.08        436,973.78       402,365.38
                                         13,868,539.05        498,114.16        214,691.96       298,148.97
                                         11,237,527.54        358,945.43        358,282.97       315,914.38
                                          7,211,321.42      1,027,330.63        263,252.97       165,347.60
                                          5,108,428.29      1,168,393.50         70,443.62       101,868.98
                                          6,956,327.97      1,290,727.66         79,817.55        76,572.13
                                         13,951,027.49      1,617,284.19        432,197.50        89,830.76
                                         10,189,666.03      1,553,974.96        832,531.46       201,236.91
                                          5,786,133.77        240,145.31      2,513,956.36       883,256.87
                                          6,008,036.09        107,723.12        130,232.09     1,935,385.33
                                         10,019,601.65        188,463.47        230,248.32       285,479.40
                                         10,876,927.96        152,370.74        163,837.75       272,247.98
                                         11,717,351.64         78,059.41        100,765.16        17,096.42
                                         13,292,442.97          1,530.56         27,428.60        40,414.67
                                         10,769,940.61            531.88         19,070.58        46,170.51
                                          6,807,002.99         15,466.48          8,337.26             0.00
                                          4,622,643.12          6,837.09          2,347.11             0.00
                                          6,520,941.54         22,529.51          2,347.11             0.00
                                         13,253,785.46         72,892.59         24,179.76             0.00
                                          9,545,425.28          9,746.16          2,347.11             0.00
                                          5,316,722.42              0.00         19,605.87        44,515.61
                                          5,492,559.12         24,406.27              0.00             0.00
                                          9,259,151.29         13,082.34              0.00             0.00
                                         10,091,918.30              0.00              0.00             0.00
                                         10,667,452.02              0.00              0.00             0.00
                                         11,924,557.05              0.00              0.00             0.00
                                          9,592,980.21              0.00              0.00             0.00
                                          5,571,999.63              0.00              0.00             0.00
                                          3,525,826.06              0.00              0.00             0.00
                                          5,110,243.54              0.00              0.00             0.00
                                         11,200,013.98              0.00              0.00             0.00
                                          7,862,891.62              0.00              0.00             0.00
                                          4,170,368.98              0.00              0.00             0.00
                                          4,180,220.31              0.00              0.00             0.00
                                          7,194,052.79              0.00              0.00             0.00
                                          7,888,376.20              0.00              0.00             0.00
                                          8,111,468.65              0.00              0.00             0.00
                                          8,851,625.45              0.00              0.00             0.00
                                          6,473,689.43              0.00              0.00             0.00
                                          2,558,905.47              0.00              0.00             0.00
                                            987,593.55              0.00              0.00             0.00
                                          1,988,949.69              0.00              0.00             0.00
                                          6,389,191.39              0.00              0.00             0.00
                                          4,265,291.38              0.00              0.00             0.00
                                          1,579,374.37              0.00              0.00             0.00
                                          1,180,951.76              0.00              0.00             0.00
                                          2,293,132.32              0.00              0.00             0.00
                                          2,688,019.89              0.00              0.00             0.00
                                          2,713,276.68              0.00              0.00             0.00
                                          3,895,027.62              0.00              0.00             0.00
                                          3,049,513.88              0.00              0.00             0.00
                                            888,385.50              0.00              0.00             0.00
                                            151,117.06              0.00              0.00             0.00
                                            381,464.41              0.00              0.00             0.00
                                            339,379.02              0.00              0.00             0.00
                                            180,746.13              0.00              0.00             0.00
                                             87,347.49              0.00              0.00             0.00
                                             17,948.98              0.00              0.00             0.00
                                             89,040.34              0.00              0.00             0.00
                                            217,072.75              0.00              0.00             0.00
                                             66,233.26              0.00              0.00             0.00
                                            502,016.97              0.00              0.00             0.00
                                                  0.00              0.00              0.00             0.00
                                                  0.00              0.00              0.00             0.00


Total Time Balance of Scheduled Cash
 Flows                                  446,347,535.86     34,329,236.69     15,456,467.13    16,268,858.85
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15, 1996
$230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000
$294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002
$26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833

Payment Date                                                                   15-Apr-99
Month Begin                                                                    01-Mar-99
Month End                                                                      31-Mar-99
Days in accrual period (30/360)                                                       30


PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                           $5,338,726.03

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                        $0.00
    Government obligors                                                            $0.00
          Total Warranty Repurchases                                               $0.00


Total Collections For The Period                                           $5,338,726.03

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                        $379,749.04
    Aggregate Scheduled Amounts 60 days or more past due                     $965,977.07
    Net Losses on Liquidated Receivables                                      $27,682.37
    Number of Loans at Beginning of Period                                         7,168
    Number of Loans at End of Period                                               6,831
    Repossessed Equipment not Sold or Reassigned (Beginning)                       $0.00
    Repossessed Equipment not Sold or Reassigned (End)                             $0.00
    Reinvestment Income (including Pre-Funding Account)                       $92,692.32
    Pre-Funding Account Reinvestment Income                                        $0.00

----------------------------------------------------------------------------------------------------------------------------------

PART II -- SERVICING CALCULATIONS                                                                                        15-Apr-99

1.  Sources and Uses of Collection Account Balance                          pool 1             pool 2             pool 3

Initial Pool Balance                                                        $650,228,245.97
Wtd. Avg. APR                                                                        8.320%            8.820%             8.787%
Contract Value (Beg. of Month)                                               $35,337,206.84    $15,493,492.63     $16,393,799.04
Contract Value  (End of Month)                                               $32,714,542.57    $14,425,502.61     $15,227,932.13
Contract Value Decline                                                        $2,622,664.26     $1,067,990.02      $1,165,866.91


Total Collections and Investment Income for the period                        $5,431,418.35

Yield Supplement Amount                                                               $0.00
Negative Carry Amount                                                                 $0.00


Total Distribution Amount (TDA)                                               $5,431,418.35

Principal Distribution Amount  (PDA)                                          $4,856,521.19
Interest Distribution Amount  (IDA)                                             $574,897.16


2.  Calculation of Distributable Amounts


A-1 Note Beginning Principal Balance                                                  $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-1 Noteholders' Principal Distributable Amount                                       $0.00


A-2 Note Beginning Principal Balance                                                  $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                           0.00%
A-2 Noteholders' Principal Distributable Amount                                       $0.00


A-3 Note Beginning Principal Balance                                         $41,224,498.23
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                         100.00%
A-3 Noteholders' Principal Distributable Amount                               $4,856,521.19


Certificate Beginning Principal Balance                                      $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                   $0.00
Certificateholders' Share of the Principal Distribution Amount                        0.00%
Certificateholders' Principal Distributable Amount                                    $0.00


Interest Accrued on Class A-1 Notes this period                                       $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                    $0.00

Interest Accrued on Class A-2 Notes this period                                       $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                          $0.00
Noteholders' Interest Distributable Amount applicable to
 A-2 Notes                                                                            $0.00


Interest Accrued on Class A-3 Notes this period                                 $211,275.55
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes              $211,275.55


Interest Accrued on Class A-1, A-2, and A-3 Notes this period                   $211,275.55
Noteholders' Interest Carryover Shortfall (Previous Period)                           $0.00
Interest Due (in Arrears) on above Shortfall                                          $0.00
Noteholders' Interest Distributable Amount                                      $211,275.55


Interest Accrued on Certificates this period                                    $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                    $0.00
Interest Due (in Arrears) on Above Shortfall                                          $0.00
Certificateholders' Interest Distributable Amount                               $139,750.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                    $5,431,418.35

Administration Fee Shortfall (Previous Period)                                       $0.00
Administration Fee Accrued during this Period                                      $166.67
Administration Fee Paid this Period from TDA                                       $166.67
Administration Fee Shortfall                                                         $0.00


Total Distribution Amount Remaining                                          $5,431,251.68


Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Interest Accrued on Class A-1 Notes this period                                      $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-1 Notes                                                     $0.00


Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Interest Accrued on Class A-2 Notes this period                                      $0.00
Noteholders' Interest applicable to A-2 Notes Paid this
 Period from TDA                                                                     $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-2 Notes                                                     $0.00


Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Interest Accrued on Class A-3 Notes this period                                $211,275.55
Noteholders' Interest  applicable to A-3 Notes Paid this
 Period from TDA                                                               $211,275.55
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-3 Notes                                                     $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                          $0.00
Interest Due (in Arrears) on above Shortfall                                         $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                  $211,275.55
Noteholders' Interest Paid this Period from TDA                                $211,275.55
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period)                                                                             $0.00


Total Distribution Amount Remaining                                          $5,219,976.13

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                              $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                        $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                    $0.00


Total Distribution Amount Remaining                                          $5,219,976.13

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                              $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                        $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                    $0.00


Total Distribution Amount Remaining                                          $5,219,976.13

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                      $4,856,521.19
A-3 Noteholders' Principal Distributable Amount Paid from TDA                $4,856,521.19
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)              $0.00


Total Distribution Amount Remaining                                            $363,454.94

Certificateholders' Interest Carryover Shortfall (Previous Period)                   $0.00
Interest Due (in Arrears) on Above Shortfall                                         $0.00
Interest Accrued on Certificates this period                                   $139,750.00
Certificateholders' Interest Paid this Period from TDA                         $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall
 (Current Period)                                                                    $0.00


Total Distribution Amount Remaining                                            $223,704.94

Certificateholders' Principal Carryover Shortfall (Previous Period)                  $0.00
Certificateholders' Principal Distributable Amount applicable
 to current period                                                                   $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                     $0.00
Prelim. Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                                    $0.00

Total Distribution Amount Remaining                                            $223,704.94



Servicing Fee Shortfall (Previous Period)                                            $0.00
Servicing Fees Accrued during this Period                                       $56,020.42
Servicing Fees Paid this Period from TDA                                        $56,020.42
Servicing Fee Shortfall                                                              $0.00


Total Distribution Amount Remaining to Deposit to Spread Acct                  $167,684.53


4.  Reconciliation of Pre-Funding Account


Beginning Pre-Funding Account Balance                                                $0.00

New Collateral Purchased                                                             $0.00
Deposit to Spread Account                                                            $0.00
Deposit to YSA                                                                       $0.00
Payment to Seller                                                                    $0.00


Ending Pre-Funding Account Balance                                                   $0.00


5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                   $1,548,208.68

Receivables Percentage                                                            100.000%
Yield Supplement Amount                                                              $0.00
Cumulative Yield Supplement Amount                                             $575,231.33
Deposit to YSA for purchased collateral                                              $0.00
Original YSA Balance                                                         $2,284,539.32
Maximum YSA Amount                                                           $2,123,440.01
Required YSA Balance                                                         $1,709,307.99
Interim Ending YSA Balance                                                   $1,548,208.68
YSA Released to Seller                                                               $0.00


Ending Yield Supplement Account Balance                                      $1,548,208.68


6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                             $0.00

Pre-Funded Percentage                                                               0.000%
Negative Carry Amount                                                                $0.00
Cumulative Negative Carry Amount                                               $265,109.61
Maximum Negative Carry Amount                                                        $0.00
Required Negative Carry Account Balance                                              $0.00
Interim Ending Negative Carry Account Balance                                        $0.00
Negative Carry Amount Released to Seller                                             $0.00


Ending Negative Carry Account Balance                                                $0.00


7.  Distributions from Spread Account


Beginning Spread Account Balance                                            $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                   $0.00
Deposit to Spread Account from Excess Collections over Distributions           $167,684.53


Distribution from Spread Account to Noteholders' Distr. Account                      $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                            $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                          $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                          $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                          $0.00

Prelim. Spread Account Balance Remaining                                    $16,423,390.68
Distribution from Spread Account to Certificateholders' Distr. Account               $0.00
Adjustment to Preliminary Certificateholders' Interest
 Carryover Shortfall (Current Period)                                                $0.00
Adjustment to Prelim. Certificateholders' Principal
 Carryover Shortfall (Current Period)                                                $0.00

Prelim. Spread Account Balance Remaining                                    $16,423,390.68


Cumulative Realized Losses since 31-August-95 (Cut-off Date)                 $2,748,078.53
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                    NO
12*(Realized Losses during Collection Period + Repos at end of
 Collection Period)                                                            $332,188.44
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg.
 Pool Balance?                                                                          NO
60 day or GREATER THAN Delinquent Scheduled Amounts                            $965,977.07
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending
 Pool Balance?                                                                          NO
Are any of the three conditions "YES"?                                                  NO


A-1 Note Principal Balance (End of Period)                                           $0.00
A-2 Note Principal Balance (End of Period)                                           $0.00
A-3 Note Principal Balance (End of Period)                                  $36,367,977.05
Certificate Principal Balance (End of Period)                               $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)           $62,367,977.05


Specified Spread Acct Balance                                               $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                      $2,338,799.15


(b)  2.5% of Initial Pool Balance (Until Outstanding Note
     and Certificate Balance = Spread Account)                              $16,255,706.15

Prelim. Spread Account Balance Remaining                                    $16,423,390.68
Prelim. Excess Spread Account Balance                                          $167,684.53


Release from Spread Account to Seller as "Excess Servicing Fee"                $167,684.53
Ending Spread Account Balance (after distributions)                         $16,255,706.15
Net Change in Spread Account Balance                                                 $0.00


8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-1 Notes                                                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-2 Notes                                                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                             $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)                    $0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)                   $0.00


A-1 Note Principal Balance (End of Period)                                           $0.00
A-2 Note Principal Balance (End of Period)                                           $0.00
A-3 Note Principal Balance (End of Period)                                  $36,367,977.05
Certificate Principal Balance (End of Period)                               $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)           $62,367,977.05

A-1 Note Pool Factor (End of Period)                                             0.0000000
A-2 Note Pool Factor (End of Period)                                             0.0000000
A-3 Note Pool Factor (End of Period)                                             0.1237006
Certificate Pool Factor (End of Period)                                          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                           0.0959507

Specified Spread Account Balance (after all distributions and adjustments)  $16,255,706.15

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                15-Apr-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                               $0.00
        per $1,000 original principal amount:                              $0.00000000

   (b)   A-2 Notes:                                                              $0.00
         per $1,000 original principal amount:                             $0.00000000

   (c)  A-3 Notes:                                                       $4,856,521.19
        per $1,000 original principal amount:                             $16.51877955

   (d)   Total                                                           $4,856,521.19

(2) Interest on the Notes

   (a)  A-1 Notes:                                                               $0.00
        per $1,000 original principal amount:                              $0.00000000

   (b)  A-2 Notes:                                                               $0.00
        per $1,000 original principal amount:                              $0.00000000

   (c)  A-3 Notes:                                                         $211,275.55
        per $1,000 original principal amount:                              $0.71862433

   (d)  Total                                                              $211,275.55

(3) Pool Balance at the end of the related Collection Period            $62,367,977.31

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                           $0.00
       (ii) A-1 Note Pool Factor:                                            0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                           $0.00
       (ii) A-2 Note Pool Factor:                                            0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                  $36,367,977.05
       (ii) A-3 Note Pool Factor:                                            0.1237006

   (d) (i)  Certificate Balance                                         $26,000,000.00
       (ii) Certificate Pool Factor:                                         1.0000000

(5)  Amount of Servicing Fee:                                               $56,020.42
            per $1,000 Original Pool Balance:                               0.08615500

(6)  Amount of Administration Fee:                                             $166.67
            per $1,000 Original Pool Balance:                               0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                $27,682.37

(9)  Amount in Spread Account:                                          $16,255,706.15

(10)  Amount in Pre-Funding Account:                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the            NA
      Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                $1,548,208.68

(13)  Amount in Negative Carry Account:                                          $0.00

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                               15-Apr-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                              $0.00
        per $1,000 original principal amount:                             $0.00000000

   (b)  A-2 Notes:                                                              $0.00
        per $1,000 original principal amount:                             $0.00000000

   (c)  A-3 Notes:                                                      $4,856,521.19
        per $1,000 original principal amount:                            $16.51877955

   (d)  Certificates:                                                           $0.00
        per $1,000 original principal amount:                             $0.00000000

   (e)  Total:                                                          $4,856,521.19

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                              $0.00
        per $1,000 original principal amount:                             $0.00000000

   (b)  A-2 Notes:                                                              $0.00
        per $1,000 original principal amount:                             $0.00000000

   (c)  A-3 Notes:                                                        $211,275.55
        per $1,000 original principal amount:                             $0.71862433

   (d)  Certificates:                                                     $139,750.00
        per $1,000 original principal amount:                             $5.37500000

   (e)  Total:                                                            $139,750.00

(3)  Pool Balance at end of related Collection Period:                 $62,367,977.31

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                          $0.00
       (ii) A-1 Note Pool Factor:                                           0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                          $0.00
       (ii) A-2 Note Pool Factor:                                           0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                 $36,367,977.05
       (ii) A-3 Note Pool Factor:                                           0.1237006

   (d) (i)  Certificate Balance                                        $26,000,000.00
       (ii) Certificate Pool Factor:                                        1.0000000

(5)  Amount of Servicing Fee:                                              $56,020.42
     per $1,000 Original Pool Balance:                                    $0.08615500

(6)  Amount of Administration Fee:                                            $166.67
     per $1,000 Original Pool Balance:                                    $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                          $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                               $27,682.37

(9)  Amount in Spread Account:                                         $16,255,706.15

(10) Amount in Pre-Funding Account:                                             $0.00

(11) For the Final payment date with respect to the Funding Period, the            NA
     Remaining Pre-Funded Amount

(12) Amount in Yield Supplement Account:                                $1,548,208.68

(13) Amount in Negative Carry Account:                                          $0.00

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002


PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE
Payment Date:                                                                      15-Apr-99

(1)  Payment of Administration Fee to Administrator:                                $166.67


(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                       $211,275.55


(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                     $4,856,521.19


(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                $139,750.00


(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                      $0.00


(6)  Payment of Servicing Fee to Servicer:                                       $56,020.42

(7)  Deposit to Spread Account:                                                 $167,684.53


Check for Error                                                                    NO ERROR
Sum of Above Distributions                                                    $5,431,418.35
Total Distribution Amount                                                     $5,431,418.35

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                     15-Apr-99
(1)  Total Distribution Amount:                                               $5,431,418.35

(2)  Administration Fee:                                                            $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:              $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:               $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:              $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:               $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:        $211,275.55

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:               $0.00

(9)  Noteholders' Interest Distributable Amount:                                $211,275.55

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                        $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                   0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                 $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                        $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                   0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                 $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                $4,856,521.19

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders              100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                 $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                        $4,856,521.19

(22)  Noteholders' Principal Distributable Amount:                            $4,856,521.19

(23)  Noteholders' Distributable Amount:                                      $5,067,796.74

(24)  Certificateholders' Interest Distributable Amount:                        $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                               $0.00

(26)  Certificateholders' Percentage:                                                    0%

(27)  Certificateholders' Principal Distributable Amount applicable to current
       period                                                                         $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                              $0.00

(29)  Certificateholders' Principal Distributable Amount:                             $0.00

(30)  Certificateholders' Distributable Amount:                                 $139,750.00

(31)  Servicing Fee:                                                             $56,020.42


(32)  Deposit to Spread Account (before any distributions of excess):                    $167,684.53

(33)  Specified Spread Account Balance (after all distributions and adjustments):     $16,255,706.15
   The greater of
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs plus                                    $2,338,799.15

   (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate          $16,255,706.15
          Balance = Spread Account)

(34)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
            the end of the related Collection Period:                                  $2,748,078.53

       (ii) 2.25% of the Initial Pool Balance:                                        $14,630,135.53

   (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated     $332,188.44

       (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:       $1,109,204.23

   (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
            as of the end of the related Collection Period:                              $965,977.07

       (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs:                                          $1,403,279.49

(35)  Spread Account Balance over the Specified Spread Account Balance:                  $167,684.53

(36)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                        $167,684.53
   (b) Release of Excess Amount in Yield Supplement Account                                     0.00
   (c) Release of Excess Amount in Negative Carry Account                                       0.00

(37)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                          $0.00

(38)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                  $0.00

(39)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                    $62,367,977.31

(40)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                         $0.00
           A-1 Note Pool Factor:                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                     0.0000000
           A-2 Note Pool Factor:                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                 36,367,977.05
           A-3 Note Pool Factor:                                                           0.1237006

           Outstanding Principal Balance of the Certificates:                         $26,000,000.00
           Certificate Pool Factor:                                                        1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection Period:              $27,682.37

(43)  Spread Account Balance after giving effect to all distributions:                $16,255,706.15

------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                   IRR Calc (pool 1)        15-Apr-99
Scheduled cash flows as of the                      8.744%           Pool 1          Pool 2            Pool 3           Pool 4
------------------------------------------------------------------------------------------------------------------------------
    end of the collection period          (391,313,488.41)     3,158,311.20       898,749.01       985,731.31     1,063,066.42
Line 0 is scheduled amount                   7,801,356.48      2,235,937.47       426,843.20       372,126.61     1,441,266.22
     delinquent                              5,531,018.13      2,321,423.57       378,391.51       381,691.48       297,580.92
                                             6,292,888.88      2,292,452.56       401,766.47       388,948.64       282,905.29
                                             6,178,687.37      1,673,524.02       452,270.31       400,331.37       295,987.72
                                             6,549,877.43      2,629,282.08       533,518.04       428,543.05       352,540.08
                                             5,599,124.19      1,887,577.51       446,186.20       409,452.16       344,261.49
                                            11,728,887.23      4,869,620.68       761,275.83       368,372.09       474,976.79
                                             6,044,039.29      6,334,497.12       873,350.53       543,676.39       414,750.15
                                            14,469,336.82      7,490,811.87     1,366,330.65       748,402.95       473,027.64
                                            19,551,134.56      2,113,746.66     2,248,413.06       619,191.77       321,770.74
                                            23,450,395.65      1,056,958.77     1,339,127.09     2,180,076.95       423,003.10
                                             8,097,611.75        929,745.03       179,343.94     1,938,119.66     2,149,338.55
                                             5,524,121.98        617,453.16       100,336.70        87,397.47     1,048,661.32
                                             5,571,124.03        665,920.30        87,596.05        67,490.88        83,795.27
                                             5,781,966.02        680,409.55        84,035.54        66,250.83        68,425.70
                                             5,757,754.54        463,054.96       132,751.92        91,290.52        65,589.26
                                             6,057,843.66        853,943.99       215,388.57        57,553.23        94,569.93
                                             5,144,760.40        629,742.32        55,911.76        89,438.38        88,089.56
                                            10,457,010.15      2,478,202.34       295,033.34        55,970.54       186,030.72
                                             5,678,703.73      3,242,319.17       342,693.09       149,467.80       132,554.12
                                            14,170,346.24      4,259,957.67       629,514.70       275,168.93       145,294.82
                                            19,198,808.36        886,039.11     1,227,976.40       228,531.90        87,914.14
                                            23,041,630.90        256,293.32       410,345.72       940,085.92       167,726.02
                                             7,767,922.51         82,064.73        39,467.19       926,016.58     1,053,929.74
                                             5,180,140.04         56,345.03         5,438.94        32,046.06       501,084.35
                                             5,169,577.15         45,064.02        13,247.54        11,334.78         4,273.84
                                             5,402,025.15         19,453.51         3,460.44        11,054.43        13,727.41
                                             5,315,366.24          2,578.63         7,838.94         9,265.88           684.40
                                             5,562,394.55         16,930.92        25,800.04             0.00           684.40
                                             4,707,758.31         30,160.45         1,838.94             0.00           684.40
                                             9,584,364.45         97,465.24         1,838.94        20,280.67        12,398.07
                                             5,180,927.58        173,697.13         1,838.94             0.00           684.40
                                            13,345,422.82        110,028.83       104,997.88        21,953.09           684.40
                                            18,045,607.49         19,838.68        39,838.02        51,534.41           684.40
                                            21,782,339.07         24,060.16             0.00        24,070.95        33,420.61
                                             6,814,608.24              0.00             0.00             0.00         8,151.04
                                             4,373,791.80              0.00             0.00             0.00             0.00
                                             4,306,308.12              0.00             0.00             0.00             0.00
                                             4,336,181.80              0.00             0.00             0.00             0.00
                                             4,235,875.01              0.00             0.00             0.00             0.00
                                             4,212,914.29              0.00             0.00             0.00             0.00
                                             3,373,098.70              0.00             0.00             0.00             0.00
                                             7,536,129.12              0.00             0.00             0.00             0.00
                                             3,795,320.22              0.00             0.00             0.00             0.00
                                            11,010,093.10              0.00         1,853.94             0.00             0.00
                                            15,251,123.35              0.00         1,838.94             0.00             0.00
                                            18,472,571.70              0.00         1,838.94             0.00             0.00
                                             4,367,542.68              0.00         1,838.94             0.00             0.00
                                             2,235,205.10              0.00         1,838.94             0.00             0.00
                                             1,873,477.21              0.00         1,838.94             0.00             0.00
                                             1,551,335.06              0.00         1,838.94             0.00             0.00
                                             1,338,174.06              0.00         1,838.94             0.00             0.00
                                             1,457,024.39              0.00         1,838.94             0.00             0.00
                                             1,160,456.33              0.00             0.00             0.00             0.00
                                             3,786,139.76              0.00             0.00             0.00             0.00
                                             1,442,510.91              0.00             0.00             0.00             0.00
                                             6,632,389.86              0.00             0.00             0.00             0.00
                                             9,958,376.91              0.00             0.00             0.00             0.00
                                            12,009,644.97              0.00             0.00             0.00             0.00
                                             2,153,318.14              0.00             0.00             0.00             0.00
                                               423,639.45              0.00             0.00             0.00             0.00
                                               248,739.37              0.00             0.00             0.00             0.00
                                               185,713.82              0.00             0.00             0.00             0.00
                                                79,018.37              0.00             0.00             0.00             0.00
                                               109,450.51              0.00             0.00             0.00             0.00
                                                 6,995.43              0.00             0.00             0.00             0.00
                                                54,018.43              0.00             0.00             0.00             0.00
                                               205,992.34              0.00             0.00             0.00             0.00
                                               307,029.80              0.00             0.00             0.00             0.00
                                               510,946.62              0.00             0.00             0.00             0.00
                                                44,076.50              0.00             0.00             0.00             0.00
                                                     0.00              0.00             0.00             0.00             0.00
                                                     0.00              0.00             0.00             0.00             0.00

Total Time Balance of Scheduled Cash Flows 474,581,504.62     54,704,911.76    14,149,320.90    12,980,867.68    12,134,217.43

------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                    15-Apr-99
Collection Period Begin Date                                                    06-Mar-99
Collection Period End Date                                                      05-Apr-99
Days in accrual period (30/360)                                                        30


PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                           $10,326,290.80

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                         $0.00
    Government obligors                                                             $0.00
          Total Warranty Repurchases                                                $0.00


Total Collections For The Period                                           $10,326,290.80

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                 $1,510,104.09
    Scheduled Amounts 60 days or more past due                              $1,788,817.79
    Net Losses on Liquidated Receivables                                       $54,046.57
    Number of Loans at Beginning of Period                                          8,083
    Number of Loans at End of Period                                                7,508
    Repossessed Equipment not Sold or Reassigned (Beginning)                        $0.00
    Repossessed Equipment not Sold or Reassigned (End)                              $0.00
    Reinvestment Income (including Pre-Funding Account)                        $80,554.66
    Pre-Funding Account Reinvestment Income                                         $0.00

------------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                               15-Apr-99
Collection Period Begin Date                                                               06-Mar-99
Collection Period End Date                                                                 05-Apr-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)               $75,144,815.49
     A-1 Note Beginning Principal Balance                                                      $0.00
     A-2 Note Beginning Principal Balance                                             $50,144,815.49
     Certificate Beginning Principal Balance                                          $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                     $65,170,611.31
     A-1 Note Principal Balance (End of Period)                                                $0.00
                                 A-1 Note Pool Factor (End of Period)                      0.0000000
     A-2 Note Principal Balance (End of Period)                                       $40,170,611.31
                                 A-2 Note Pool Factor (End of Period)                      0.0783053
     Certificate Principal Balance (End of Period)                                    $25,000,000.00
                                 Certificate Pool Factor (End of Period)                   1.0000000

Contract Value Decline                                                                 $9,669,412.99
     Pool Balance (Beg. of Collection Period)                                         $96,923,056.48
     Pool Balance (End of Collection Period)                                          $87,253,643.49

Total Distribution Amount (TDA)                                                       $10,406,845.46
     Total Collections and Investment Income for the Period                           $10,406,845.46
     Negative Carry Amount                                                                     $0.00

Administration Fee Accrued during this Period                                                $166.67

Principal Distribution Amount  (PDA)                                                   $9,669,412.99
Release from Spread Account to Noteholders as Principal                                  $304,791.18
     A-1 Noteholders' Principal Distributable Amount                                           $0.00
     A-2 Noteholders' Principal Distributable Amount                                   $9,669,412.99
     Certificateholders' Principal Distributable Amount                                        $0.00

Interest Distributable Amount                                                            $737,432.47
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $229,830.40
     Certificateholders' Interest Distributable Amount                                   $121,875.00

Servicing Fees Accrued during this Period                                                 $80,769.21

Total Distribution Amount Remaining to Deposit to Spread Account                         $304,791.18

Spread Account
     Beginning Spread Account Balance                                                 $12,502,160.02
     Deposit to Spread Account from Pre-Funding Account                                        $0.00
     Deposit to Spread Account from Excess Collections over Distributions                $304,791.18
     Distribution from Spread Account for Interest / Principal Shortfall                       $0.00
     Preliminary Spread Account Balance Remaining                                     $12,806,951.20

     Specified Spread Account Balance                                                 $12,502,160.02
     Release from Spread Account to Seller as "Excess Servicing Fee"                           $0.00
     Release from Spread Account to Noteholders as Principal                             $304,791.18
     Ending Spread Account Balance (after distributions)                              $12,502,160.02

Credit Enhancement                                                                            48.21%
     Spread account % of Ending Pool Balance                                                  14.33%
     Overcollateralization % of Ending Pool Balance                                           33.88%

Current Month CPR                                                                             56.61%
Life-to-Date CPR                                                                              20.77%

Scheduled Amounts 30 - 59 days past due                                                $1,510,104.09
                             as % of Ending Pool Balance                                       1.73%
Scheduled Amounts 60 days or more past due                                             $1,788,817.79
                             as % of Ending Pool Balance                                       2.05%
Net Losses on Liquidated Receivables                                                      $54,046.57
                             as % of Ending Pool Balance                                       0.06%

PART III -- SERVICING CALCULATIONS                                      15-Apr-99
1.  Sources and Uses of Collection Account Balance                         Pool 1          Pool 2          Pool 3           Pool 4

Wtd. Avg. APR                                                              8.745%          8.719%          8.784%           8.644%
Contract Value (Beg. of Collection Period), by origination pool    $54,357,943.67  $14,193,520.45  $15,071,474.82   $13,300,117.55
Contract Value  (End of Collection Period), by origination pool    $50,924,556.61  $13,091,429.71  $11,969,121.36   $11,268,535.81
Contract Value Decline                                              $3,433,387.05   $1,102,090.74   $3,102,353.46    $2,031,581.74

Initial Pool Balance                                              $625,108,001.05
Pool Balance (End of Collection Period)                            $87,253,643.49

Total Collections and Investment Income for the period             $10,406,845.46
Negative Carry Amount                                                       $0.00

Total Distribution Amount (TDA)                                    $10,406,845.46
Principal Distribution Amount  (PDA)                                $9,669,412.99
Interest Distribution Amount  (IDA)                                   $737,432.47

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                 0.00%
A-1 Noteholders' Principal Distributable Amount                             $0.00

A-2 Note Beginning Principal Balance                               $50,144,815.49
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-2 Noteholders' Share of the Principal Distribution Amount               100.00%
A-2 Noteholders' Principal Distributable Amount                     $9,669,412.99

Certificate Beginning Principal Balance                            $25,000,000.00
Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
Certificateholders' Share of the Principal Distribution Amount              0.00%
Certificateholders' Principal Distributable Amount                          $0.00

Interest Accrued on Class A-1 Notes this period                             $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-1 Notes                                                $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount applicable
     to A-1 Notes                                                           $0.00

Interest Accrued on Class A-2 Notes this period                       $229,830.40
Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-2 Notes                                                $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount applicable
     to A-2 Notes                                                     $229,830.40

Interest Accrued on Class A-1 and A-2 Notes this period               $229,830.40
Noteholders' Interest Carryover Shortfall (Previous Period)                 $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount                            $229,830.40

Interest Accrued on Certificates this period                          $121,875.00
Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                      $0.00
Interest Due (in Arrears) on Above Shortfall                                $0.00
Certificateholders' Interest Distributable Amount                     $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                          $10,406,845.46

Administration Fee Shortfall (Previous Period)                              $0.00
Administration Fee Accrued during this Period                             $166.67
Administration Fee Paid this Period from TDA                              $166.67
Administration Fee Shortfall                                                $0.00

Total Distribution Amount Remaining                                $10,406,678.79

Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-1 Notes                                                $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-1 Notes this period                             $0.00
Noteholders' Interest applicable to A-1 Notes Paid
     this Period from TDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-1 Notes                               $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
      applicable to A-2 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-2 Notes this period                       $229,830.40
Noteholders' Interest applicable to A-2 Notes Paid
     this Period from TDA                                             $229,830.40
Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable                                            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                 $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Interest Accrued on Class A-1 and A-2 Notes this period               $229,830.40
Noteholders' Interest Paid this Period from TDA                       $229,830.40
Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                $10,176,848.39

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                     $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA               $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                $10,176,848.39

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)            $0.00
A-2 Noteholders' Monthly Principal Distributable Amount             $9,669,412.99
A-2 Noteholders' Principal Distributable Amount Paid from TDA       $9,669,412.99


Preliminary A-2 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                   $507,435.40

Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                      $0.00
Interest Due (in Arrears) on Above Shortfall                                $0.00
Interest Accrued on Certificates this period                          $121,875.00
Certificateholders' Interest Paid this Period from TDA                $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall
     (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                   $385,560.40

Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount
     applicable to current period                                           $0.00
Certificateholders' Principal Distributable Amount Paid from TDA            $0.00
Preliminary Certificateholders' Principal Carryover Shortfall
     (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                   $385,560.40

Servicing Fee Shortfall (Previous Period)                                   $0.00
Servicing Fees Accrued during this Period                              $80,769.21
Servicing Fees Paid this Period from TDA                               $80,769.21
Servicing Fee Shortfall                                                     $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct         $304,791.18

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                       $0.00

New Collateral Purchased                                                    $0.00
Deposit to Spread Account                                                   $0.00
Payment to Seller                                                           $0.00

Ending Pre-Funding Account Balance                                          $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                    $0.00

Pre-Funded Percentage                                                      0.000%
Negative Carry Amount                                                       $0.00
Cumulative Negative Carry Amount                                      $433,178.05
Maximum Negative Carry Amount                                               $0.00
Required Negative Carry Account Balance                                     $0.00
Interim Ending Negative Carry Account Balance                               $0.00
Negative Carry Amount Released to Seller                                    $0.00

Ending Negative Carry Account Balance                                       $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                   $12,502,160.02
Deposit to Spread Account from Pre-Funding Account                          $0.00
Deposit to Spread Account from Excess Collections over
     Distributions                                                    $304,791.18

Distribution from Spread Account to Noteholders' Distr. Account             $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-1 Notes                     $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-2 Notes                     $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover
     Shortfall (Current Period)                                             $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover
     Shortfall (Current Period)                                             $0.00

Preliminary Spread Account Balance Remaining                       $12,806,951.20

Distribution from Spread Account to Certificateholders'
     Distr. Account                                                         $0.00
Adjustment to Preliminary Certificateholders' Interest
     Carryover Shortfall (Current Period)                                   $0.00
Adjustment to Prelim. Certificateholders' Principal
     Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                       $12,806,951.20

Cumulative Realized Losses since 31-January-95 (Cut-off Date)       $1,728,151.44
Are Cum. Realized Losses GREATER THAN 2.25% of Initial
     Pool Balance?                                           NO
12*(Realized Losses during Collection Period + Repos at end
     of Collection Period)                                            $648,558.84
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of
     Beg. Pool Balance?                                       NO
60 day or GREATER THAN Delinquent Scheduled Amounts                 $1,788,817.79
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of
     Ending Pool Balance?                                     NO
Are any of the three conditions "YES"?                        NO

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly
absorbed the losses that were not included in the monthly
servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that
should have been charged to the trust was:                            $144,726.86

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:


Restated Cumulative Realized Losses:                                $1,872,878.30
Are Cumulative Realized Losses GREATER THAN 2.25% of the
     Initial Pool Balance?                                    NO

Preliminary A-1 Note Principal Balance (End of Period)                      $0.00
Preliminary A-2 Note Principal Balance (End of Period)             $40,475,402.50
Preliminary Certificate Principal Balance (End of Period)          $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates
     (End of Period)                                               $65,475,402.50

Specified Spread Account Balance                                   $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and         $3,272,011.63

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                   $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes and Certificates LESS THAN OR EQUALS 97.50%
       of Pool Balance), or                                        $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes and Certificates LESS THAN OR EQUALS 96.25%
       of Pool Balance)                                            $12,502,160.02

Preliminary Spread Account Balance Remaining                       $12,806,951.20
Preliminary Excess Amount in Spread Account                           $304,791.18

Release from Spread Account to Seller as "Excess Servicing Fee"             $0.00
Release from Spread Account to Noteholders as Principal               $304,791.18
Ending Spread Account Balance (after distributions)                $12,502,160.02
Net Change in Spread Account Balance                                        $0.00

7.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)             $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)             $0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)           $0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)          $0.00

A-1 Note Principal Balance (End of Period)                                  $0.00
A-2 Note Principal Balance (End of Period)                         $40,170,611.31
Certificate Principal Balance (End of Period)                      $25,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)  $65,475,402.50

A-1 Note Pool Factor (End of Period)                                    0.0000000
A-2 Note Pool Factor (End of Period)                                    0.0783053
Certificate Pool Factor (End of Period)                                 1.0000000
Total Notes & Certificates Pool Factor (End of Period)                  0.1047606

Specified Spread Account Balance (after all distributions
     and adjustments)                                              $12,502,160.02

------------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                     15-Apr-99

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                  $0.00
          per $1,000 original principal amount:                                 $0.00000000

     (b)   A-2 Notes:                                                         $9,974,204.18
           per $1,000 original principal amount:                               $19.44289313

     (c)   Total                                                              $9,974,204.18

(2) Interest on the Notes

     (a)  A-1 Notes:                                                                  $0.00
          per $1,000 original principal amount:                                 $0.00000000

     (b)   A-2 Notes:                                                           $229,830.40
           per $1,000 original principal amount:                                $0.44801248

     (c)   Total                                                                $229,830.40

(3) Pool Balance at the end of the related Collection Period                 $87,253,643.49

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                              $0.00
         (ii)  A-1 Note Pool Factor:                                              0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                     $40,170,611.31
         (ii)  A-2 Note Pool Factor:                                              0.0783053

     (c) (i)  Certificate Balance                                            $25,000,000.00
         (ii)  Certificate Pool Factor:                                           1.0000000

(5)  Amount of Servicing Fee:                                                    $80,769.21
          per $1,0000 Initial Pool Balance:                                      0.12920841

(6)  Amount of Administration Fee:                                                  $166.67
          per $1,0000 Initial Pool Balance:                                      0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $54,046.57

(9)  Amount in Spread Account:                                               $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                  $0.00

(11)  For the Final payment date with respect to the Funding Period, the              $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                               $0.00

------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                         15-Apr-99
(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                      $0.00
          per $1,000 original principal amount:                                     $0.00000000

     (b)  A-2 Notes:                                                              $9,974,204.18
          per $1,000 original principal amount:                                    $19.44289313

     (c)  Certificates:                                                                   $0.00
          per $1,000 original principal amount:                                     $0.00000000

     (d)  Total:                                                                  $9,974,204.18

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                      $0.00
          per $1,000 original principal amount:                                     $0.00000000

     (b)  A-2 Notes:                                                                $229,830.40
          per $1,000 original principal amount:                                     $0.44801248

     (c)  Certificates:                                                             $121,875.00
          per $1,000 original principal amount:                                     $4.87500000

     (d)  Total:                                                                    $351,705.40

(3)  Pool Balance at end of related Collection Period:                           $87,253,643.49

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                  0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                         $40,170,611.31
         (ii)  A-2 Note Pool Factor:                                                  0.0783053

     (c) (i)  Certificate Balance                                                $25,000,000.00
         (ii)  Certificate Pool Factor:                                               1.0000000

(5)  Amount of Servicing Fee:                                                        $80,769.21
          per $1,000 Initial Pool Balance:                                          $0.12920841

(6)  Amount of Administration Fee:                                                      $166.67
          per $1,000 Initial Pool Balance:                                          $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                         $54,046.57

(9)  Amount in Spread Account:                                                   $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                  $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                   $0.00

------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                             15-Apr-99

(1)  Payment of Administration Fee to Administrator:                                        $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                               $229,830.40

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                             $9,974,204.18

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                               $80,769.21

(7)  Deposit to Spread Account from Excess Collections over Distributions:              $304,791.18

Check for Spread Account Draw                                          NO
Sum of Above Distributions                                                           $10,711,636.64
Total Distribution Amount plus Turbo                                                 $10,711,636.64

------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                      15-Apr-99
(1)  Total Distribution Amount:                                                               $10,406,845.46

(2)  Administration Fee:                                                                             $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                               $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                         $229,830.40

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                $0.00

(7)  Noteholders' Interest Distributable Amount:                                                 $229,830.40

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                  0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                  $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                 $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                 $9,669,412.99

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                               100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                  $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                         $9,974,204.18

(16)  Noteholders' Principal Distributable Amount:                                             $9,974,204.18

(17)  Noteholders' Distributable Amount:                                                      $10,204,034.58

(18)  Certificateholders' Interest Distributable Amount:                                         $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                $0.00

(20)  Certificateholders' Percentage:                                                                  0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                   $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                               $0.00

(23)  Certificateholders' Principal Distributable Amount:                                              $0.00

(24)  Certificateholders' Distributable Amount:                                                  $121,875.00

(25)  Servicing Fee:                                                                              $80,769.21

(26)  Deposit to Spread Account (from excess collections):                                       $304,791.18

(27)  Specified Spread Account Balance (after all distributions and adjustments):             $12,502,160.02
     The greater of:
     (a) 3.75% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs; and                                          $3,272,011.63

     (b)(i)   2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
              Balance = Spread Account), or                                                   $15,627,700.03

     (b)(ii)  2.25% of the Initial Pool Balance when principal amount of Notes
              and Certificates LESS THAN OR EQUALS 97.50% of Pool Balance                     $14,064,930.02

     (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
              and Certificates LESS THAN OR EQUALS 96.25% of Pool Balance                     $12,502,160.02

(28)  Spread Account Trigger Tests:
     (a) (i) Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                         $1,728,151.44

         (ii) 2.25% of the Initial Pool Balance:                                              $14,064,930.02

     (b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:           $648,558.84

         (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:             $1,599,230.43


     (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                   $1,788,817.79

         (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
                   in which the Payment Date occurs:                                           $1,963,206.98

(29)  Spread Account Balance over the Specified Spread Account Balance:                          $304,791.18


(30)  Excess Amounts Distributed To Seller:

      (a) Release of Excess Amount in Spread Account                                                   $0.00
      (b) Release of Excess Amount in Negative Carry Account                                               0

(31)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                                             $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
        into the Certificate Distribution Account:                                                     $0.00

(33)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:                               $87,253,643.49

(34)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of A-1 Notes:                                                    $0.00
        A-1 Note Pool Factor:                                                                      0.0000000

        Outstanding Principal Balance of A-2 Notes:                                           $40,170,611.31
        A-2 Note Pool Factor:                                                                      0.0783053

        Outstanding Principal Balance of the Certificates:                                    $25,000,000.00
        Certificate Pool Factor:                                                                   1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                        $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                      $54,046.57

(37)  Spread Account Balance after giving effect to all distributions:                        $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:              $182,400,351.35

(39)  Number of Collection Periods since Completion of Funding Period                                     38

(40)  Current Month CPR                                                                               56.61%

(41)  Life-to-Date CPR                                                                                20.77%

---------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

                                                        17-Apr-99
                                                        07:22 AM
Prepared by Lisa Sorenson, Phone 414-636-6184         File: service\us96b.xls

NPV Data Input Section           IRR Calc (pool 1)          05-Apr-99     05-Apr-99        5-Apr-99
Scheduled cash flows as of the              8.309%       Pool 1           Pool 2       Pool 3
end of the collection period      (467,425,285.55)       4,062,067.16     13,593.22    1,231,942.21
Line 0 is scheduled amount          15,757,657.24        9,482,705.16     14,732.12      782,835.94
delinquent                          10,488,530.06        8,096,824.55      1,141.11      753,403.61
                                    11,648,174.21        9,403,627.53          0.00      706,512.59
                                    13,676,813.20        7,696,406.47          0.00    1,057,911.32
                                     9,531,315.06        5,428,650.59          0.00    5,392,231.60
                                     8,372,935.20        3,021,018.31          0.00    2,535,844.97
                                    11,722,851.90        3,368,651.66      5,626.36      924,095.54
                                    17,207,560.18        4,627,010.61          0.00    1,027,940.38
                                    14,691,800.81        4,491,547.56          0.00    1,063,190.11
                                    17,197,279.08        3,330,127.28          0.00      725,460.96
                                    15,504,490.86        3,045,480.55          0.00      716,163.48
                                    11,904,998.66        4,506,325.58          0.00      578,545.67
                                     7,211,819.84        7,145,273.05          0.00      484,055.30
                                     8,633,057.26        4,993,201.53          0.00      439,155.40
                                    10,443,070.12        4,992,551.61          0.00      454,574.56
                                    11,720,349.94        4,596,288.57          0.00      706,870.99
                                     8,564,089.35        3,043,203.50          0.00    4,311,151.13
                                     7,479,246.64          904,859.94          0.00    1,872,129.24
                                    10,611,284.66        1,050,369.80          0.00      525,121.86
                                    16,496,614.28        1,640,494.06          0.00      548,284.07
                                    14,115,082.64        1,676,086.35          0.00      531,567.69
                                    16,562,222.16          959,561.76          0.00      272,964.98
                                    14,840,653.37          851,417.31          0.00      224,009.47
                                    11,271,867.97        1,608,493.89          0.00      212,163.83
                                     6,644,313.99        2,655,163.18          0.00      146,054.25
                                     7,693,316.20        1,663,450.04          0.00       81,916.06
                                     9,795,133.28        1,860,515.58          0.00      102,177.94
                                    10,958,156.04        1,380,187.23          0.00      278,746.05
                                     8,033,198.42          733,353.49          0.00    1,914,298.58
                                     7,001,521.70          191,813.81          0.00      750,670.07
                                    10,001,306.67          147,333.84          0.00      235,689.92
                                    15,686,375.93          177,050.26          0.00      108,716.95
                                    13,305,308.18          175,834.31          0.00      181,222.21
                                    15,253,592.56           87,665.15          0.00       59,650.18
                                    13,439,340.18           30,050.44          0.00       21,930.87
                                     9,627,709.80          200,273.46          0.00          358.23
                                     4,845,435.52          156,374.56          0.00            0.00
                                     5,846,192.76           47,846.30          0.00            0.00
                                     7,626,986.55           91,975.32          0.00            0.00
                                     8,420,026.39            5,560.22          0.00       21,298.52
                                     6,063,594.56                0.00          0.00       61,975.61
                                     5,223,953.51            9,386.14          0.00            0.00
                                     7,797,581.78                0.00          0.00            0.00
                                    12,241,335.77                0.00          0.00            0.00
                                     8,547,844.85                0.00          0.00            0.00
                                     9,171,743.38                0.00          0.00            0.00
                                     8,838,821.22                0.00          0.00            0.00
                                     5,892,614.25                0.00          0.00            0.00
                                     1,524,196.03                0.00          0.00            0.00
                                     2,155,353.95                0.00          0.00            0.00
                                     2,948,921.29                0.00          0.00            0.00
                                     3,471,809.78                0.00          0.00            0.00
                                     1,939,596.57                0.00          0.00            0.00
                                     1,711,213.57                0.00          0.00            0.00
                                     3,365,677.46                0.00          0.00            0.00
                                     5,657,510.12                0.00          0.00            0.00
                                     3,605,516.92                0.00          0.00            0.00
                                     3,745,028.73                0.00          0.00            0.00
                                     3,458,411.68                0.00          0.00            0.00
                                     1,765,194.32                0.00          0.00            0.00
                                       308,041.89                0.00          0.00            0.00
                                       231,422.23                0.00          0.00            0.00
                                       276,666.19                0.00          0.00            0.00
                                       336,307.15                0.00          0.00            0.00
                                       135,733.57                0.00          0.00            0.00
                                        82,298.61                0.00          0.00            0.00
                                       356,451.64                0.00          0.00            0.00
                                       354,314.13                0.00          0.00            0.00
                                       125,457.56                0.00          0.00            0.00
                                       223,408.04                0.00          0.00            0.00
                                        26,132.80                0.00          0.00            0.00
                                             0.00                0.00          0.00            0.00
                                             0.00                0.00          0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                   551,413,832.41      113,636,077.71      35,092.81  32,042,832.34
---------------------------------------------------------------------------------------------------


NPV Data Input Section
Scheduled cash flows as of the     5-Apr-99         5-Apr-99     5-Apr-99
end of the collection period          Pool 4         Pool 5       Pool 6
Line 0 is scheduled amount        1,329,663.14     975,162.51    28,505.23
delinquent                          998,029.99   1,045,566.76    83,617.78
                                    852,323.62     902,563.96    67,419.47
                                    935,172.79     988,185.37    50,119.32
                                  1,056,363.22     960,324.64    54,604.02
                                  2,299,614.55   1,401,558.21    89,772.45
                                  5,562,067.61   1,309,332.59    50,119.32
                                  3,399,235.15   6,135,757.59    80,649.05
                                  1,162,377.35   3,101,146.06   278,139.92
                                  1,022,702.50   1,109,589.89   201,695.82
                                    792,863.54     665,120.85    43,613.08
                                    731,009.47     594,555.39    36,700.67
                                    672,667.41     615,129.97    67,647.60
                                    648,432.50     738,915.32    68,424.56
                                    550,865.81     588,440.10    45,200.47
                                    639,747.86     706,714.76    43,022.07
                                    747,069.60     664,074.01    47,506.77
                                  1,822,285.36   1,066,190.29    64,394.52
                                  4,198,098.22   1,001,241.93    43,022.07
                                  2,571,036.55   4,971,753.10    68,786.49
                                    678,975.48   2,307,024.03   194,143.64
                                    463,785.80     514,119.02   179,936.71
                                    339,828.15     226,213.08    11,092.41
                                    259,311.33     177,558.83     7,448.27
                                    237,919.21     205,148.49     7,448.27
                                    188,514.85     200,356.18    10,930.99
                                    145,851.59     118,545.70     9,309.26
                                    178,160.77     220,390.10     9,309.26
                                    259,754.64     175,711.20     9,309.26
                                    920,182.71     347,353.01     9,309.26
                                  1,570,031.03     338,227.24     9,308.26
                                  1,188,141.75   1,869,645.85    30,057.76
                                    309,820.12   1,167,676.58    94,434.61
                                     93,892.71     187,760.86    61,544.54
                                     90,591.82      16,492.77         0.00
                                      7,967.18      26,123.06         0.00
                                     29,437.44      38,876.30         0.00
                                      1,178.75       6,349.83         0.00
                                      1,178.75       2,611.64         0.00
                                      1,178.75      22,674.26         0.00
                                      1,178.75       1,474.69         0.00
                                     68,585.27      38,177.92         0.00
                                     72,350.24      81,659.36         0.00
                                      1,934.52     143,571.58    12,875.66
                                     13,719.07      32,368.09         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00
                                          0.00           0.00         0.00

                                 39,115,096.92  38,007,432.97 2,169,418.84

----------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                         04/17/99
                                                                      07:22 AM

Payment Date                                                            15-Apr-99
Collection Period Begin Date                                            06-Mar-99
Collection Period End Date                                              05-Apr-99
Days in accrual period (30/360)                                                30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                   $13,468,394.69

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                 $0.00
    Government obligors                                                     $0.00
          Total Warranty Repurchases                                        $0.00


Total Collections For The Period                                   $13,468,394.69

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                         $1,617,410.90
    Scheduled Amounts 60 days or more past due                      $2,610,468.14
    Net Losses on Liquidated Receivables                              $131,817.35
    Number of Loans at Beginning of Period                                 17,152
    Number of Loans at End of Period                                       16,625
    Repossessed Equipment not Sold or Reassigned (Beginning)                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                      $0.00
    Reinvestment Income (including Pre-Funding Account)               $109,372.07
    Pre-Funding Account Reinvestment Income                                 $0.00
    Additional Class B Notes (max $75,000,000)                              $0.00

---------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                15-Apr-99
Collection Period Begin Date                                                                06-Mar-99
Collection Period End Date                                                                  05-Apr-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                    $202,144,754.07
   A-1 Note Beginning Principal Balance                                                              $0.00
   A-2 Note Beginning Principal Balance                                                              $0.00
   A-3 Note Beginning Principal Balance                                                    $162,920,905.44
   B Note Beginning Principal Balance                                                       $12,380,008.01
   Certificate Beginning Principal Balance                                                  $26,843,840.62


Total Principal Balance of Notes and Certificates (End of Period)                          $189,880,392.52
   A-1 Note Principal Balance (End of Period)                                                        $0.00
                              A-1 Note Pool Factor (End of Period)                               0.0000000
   A-2 Note Principal Balance (End of Period)                                                        $0.00
                              A-2 Note Pool Factor (End of Period)                               0.0000000
   A-3 Note Principal Balance (End of Period)                                              $151,967,775.98
                              A-3 Note Pool Factor (End of Period)                               0.4619081
   B Note Principal Balance (End of Period)                                                 $11,547,703.34
                            B Note Pool Factor (End of Period)                                   0.4619081
   Certificate Principal Balance (End of Period)                                            $26,364,913.20
                                 Certificate Pool Factor (End of Period)                         0.7754386

Contract Value Decline                                                                      $11,973,185.52
   Pool Balance (Beg. of Collection Period)                                                 219,113,686.48
   Pool Balance (End of Collection Period)                                                 $207,140,500.96


Total Distribution Amount (TDA)                                                             $13,577,766.76
   Total Collections and Investment Income for the Period                                   $13,577,766.76
   Negative Carry Amount                                                                             $0.00


Administration Fee Accrued during this Period                                                      $166.67


Principal Distribution Amount  (PDA)                                                        $11,973,185.52
Release from Spread Account to A-1 Noteholders as Principal                                          $0.00
Release from Spread Account to A-2 Noteholders as Principal                                          $0.00
Release from Spread Account to A-3 Noteholders as Principal                                    $270,612.75
Release from Spread Account to B Noteholders as Principal                                       $20,563.28
   A-1 Noteholders' Principal Distributable Amount                                                   $0.00
   A-2 Noteholders' Principal Distributable Amount                                                   $0.00
   A-3 Noteholders' Principal Distributable Amount                                          $10,682,516.71
   B Noteholders' Principal Distributable Amount                                               $811,741.39
   Certificateholders' Principal Distributable Amount                                          $478,927.42


Interest Distributable Amount                                                                $1,130,643.81
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $902,853.35
   Noteholders' Interest Distributable Amount applicable to B Notes                             $72,319.88
   Certificateholders' Interest Distributable Amount                                           $155,470.58


Servicing Fees Accrued during this Period                                                      $182,594.74

Total Distribution Amount Remaining to Deposit to Spread Account                               $291,176.03


Spread Account
   Beginning Spread Account Balance                                                         $17,517,793.16
   Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                       $0.00
   Deposit to Spread Account from Excess Collections over Distributions                        $291,176.03
   Distribution from Spread Account for Interest / Principal Shortfall                               $0.00
   Preliminary Spread Account Balance Remaining                                             $17,808,969.19

   Specified Spread Account Balance                                                         $17,517,793.16
   Release from Spread Account to Seller as "Excess Servicing Fee"                                   $0.00
   Ending Spread Account Balance (after distributions)                                      $17,517,793.16


Credit Enhancement                                                                                  17.55%
   Spread account % of Ending Pool Balance                                                           8.46%
   Overcollateralization % of Ending Pool Balance                                                    9.09%


Life-to-Date CPR                                                                                    23.31%

Scheduled Amounts 30 - 59 days past due                                                      $1,617,410.90
                                         as % of Ending Pool Balance                                 0.78%
Scheduled Amounts 60 days or more past due                                                   $2,610,468.14
                                         as % of Ending Pool Balance                                 1.26%
Net Losses on Liquidated Receivables                                                           $131,817.35
                                         as % of Ending Pool Balance                                 0.06%


PART III -- SERVICING CALCULATIONS                                   15-Apr-99

1.  Sources and Uses of Collection Account Balance                                                Pool 1      Pool 2        Pool 3

Wtd. Avg. APR                                                                                      8.310%     6.782%         9.186%
Contract Value (Beg. of Collection Period), by origination pool                           $113,493,176.46 $34,749.19 $30,534,637.34
Contract Value  (End of Collection Period), by origination pool                           $106,049,440.06 $34,779.59 $29,195,611.00
Contract Value Decline                                                                      $7,443,736.40    ($30.40) $1,339,026.34

Initial Pool Balance                                                                      $875,889,658.01  11,973,185.52
Pool Balance (End of
Collection Period)                                                                        $207,140,500.96

Total Collections and Investment
Income for the period                                                                      $13,577,766.76
Negative Carry Amount                                                                               $0.00

Total Distribution Amount (TDA)                                                            $13,577,766.76
Principal Distribution Amount  (PDA)                                                       $11,973,185.52
Interest Distribution Amount  (IDA)                                                         $1,604,581.24

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
A-1 Noteholders' Share of the Principal  Distribution Amount                                        0.00%
A-1 Noteholders' Principal Distributable Amount                                                     $0.00

A-2 Note Beginning Principal Balance                                                                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                         0.00%
A-2 Noteholders' Principal Distributable Amount                                                     $0.00

A-3 Note Beginning Principal Balance                                                      $162,920,905.44
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                        89.22%
A-3 Noteholders' Principal Distributable Amount                                            $10,682,516.71

B Note Beginning Principal Balance                                                         $12,380,008.01
B Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
B Noteholders' Share of the Principal Distribution Amount                                           6.78%
B Noteholders' Principal Distributable Amount                                                 $811,741.39

Certificate Beginning Principal Balance                                                    $26,843,840.62
Certificateholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
Certificateholders' Share of the Principal Distribution Amount                                      4.00%
Certificateholders' Principal Distributable Amount                                            $478,927.42

Interest Accrued on Class A-1 Notes this period                                                     $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                  $0.00

Interest Accrued on Class A-2 Notes this period                                                     $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                  $0.00

Interest Accrued on Class A-3 Notes this period                                               $902,853.35
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                            $902,853.35

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                  $902,853.35
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                        $0.00
Offered Noteholders' Interest Distributable Amount                                            $902,853.35

Interest Accrued on Class B Notes this period                                                  $72,319.88
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                   $0.00
Interest Due (in Arrears) on above Shortfall                                                        $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                               $72,319.88

Interest Accrued on Certificates this period                                                  $155,470.58
Certificateholders' Interest Carryover Shortfall (Previous Period)                                  $0.00
Interest Due (in Arrears) on Above Shortfall                                                        $0.00
Certificateholders' Interest Distributable Amount                                             $155,470.58

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                  $13,577,766.76

Administration Fee Shortfall (Previous Period)                                                      $0.00
Administration Fee Accrued during this Period                                                     $166.67
Administration Fee Paid this Period from TDA                                                      $166.67
Administration Fee Shortfall                                                                        $0.00

Total Distribution Amount Remaining                                                        $13,577,600.09



1.  Sources and Uses of Collection Account Balance                                         Pool 4           Pool 5         Pool 6

Wtd. Avg. APR                                                                              9.186%           9.025%          8.864%
Contract Value (Beg. of Collection Period), by origination pool                    $37,133,713.13   $35,891,598.03   $2,025,812.33
Contract Value  (End of Collection Period), by origination pool                    $35,542,043.28   $34,355,343.63   $1,963,283.40
Contract Value Decline                                                              $1,591,669.85    $1,536,254.40      $62,528.93

Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)
Interest Distribution Amount  (IDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal  Distribution Amount
A-1 Noteholders' Principal Distributable Amount

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amount
B Noteholders' Principal Distributable Amount

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amount
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-1, A-2 and A-3 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount

3.  Allocation of Total Distribution Amount

Total Distribution Amount

Administration Fee Shortfall (Previous Period)
Administration Fee Accrued during this Period
Administration Fee Paid this Period from TDA
Administration Fee Shortfall

Total Distribution Amount Remaining



Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-1 Notes this period                                                                  $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-2 Notes this period                                                                  $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-3 Notes this period                                                            $902,853.35
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                    $902,853.35
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                   $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                               $902,853.35
Offered Noteholders' Interest Paid this Period from TDA                                                    $902,853.35
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                           $0.00

Total Distribution Amount Remaining                                                                     $12,674,746.74

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                    $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                     $12,674,746.74

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                    $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                     $12,674,746.74

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                 $10,682,516.71
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                           $10,682,516.71
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                      $1,992,230.03

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                     $0.00
Interest Accrued on Class B Notes this period                                                               $72,319.88
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                       $72,319.88
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                     $0.00

Total Distribution Amount Remaining                                                                      $1,919,910.15

B Noteholders' Principal Distributable Amount                                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount                                                      $811,741.39
B Noteholders' Principal Distributable Amount Paid from TDA                                                $811,741.39
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Distribution Amount Remaining                                                                      $1,108,168.76

Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
Interest Accrued on Certificates this period                                                               $155,470.58
Certificateholders' Interest Paid this Period from TDA                                                     $155,470.58
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                    $0.00

Total Distribution Amount Remaining                                                                        $952,698.19

Certificateholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
Certificateholders' Principal Distributable Amount applicable to current period                            $478,927.42
Certificateholders' Principal Distributable Amount Paid from TDA                                           $478,927.42
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                        $473,770.77

Servicing Fee Shortfall (Previous Period)                                                                        $0.00
Servicing Fees Accrued during this Period                                                                  $182,594.74
Servicing Fees Paid this Period from TDA                                                                   $182,594.74
Servicing Fee Shortfall                                                                                          $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                              $291,176.03

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                            $0.00

New Collateral Purchased                                                                                         $0.00
Deposit to Spread Account                                                                                        $0.00
Payment to Seller                                                                                                $0.00

Ending Pre-Funding Account Balance                                                                               $0.00



Excess Pre-Funded Amount/(Payment to Seller)                                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                  $0.00

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Amount                                                                                                     $0.00
Cumulative Negative Carry Amount                                                                                  $1,279,542.53
Maximum Negative Carry Amount                                                                                             $0.00
Required Negative Carry Account Balance                                                                                   $0.00
Interim Ending Negative Carry Account Balance                                                                             $0.00
Negative Carry Amount Released to Seller                                                                                  $0.00

Ending Negative Carry Account Balance                                                                                     $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                 $17,517,793.16
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                               $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                $291,176.03

Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes              $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                                                                     $17,808,969.19

Distribution from Spread Account to Certificateholders' Distr. Account                                                    $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                               $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Preliminary Spread Account Balance Remaining                                                                      $17,808,969.19

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                       $2,897,607.92
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                      NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $1,581,808.20
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                             NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                                $2,610,468.14
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                       NO
Are any of the three conditions "YES"?                                                                    NO


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
to the trust was:                                                                                                    642,178.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                               3,539,786.46
Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?                            NO


Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                          $152,238,388.73
Preliminary B Note Principal Balance (End of Period)                                                             $11,568,266.62
Preliminary Certificate Principal Balance (End of Period)                                                        $26,364,913.20
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                   $190,171,568.55


Specified Spread Account Balance                                                                                 $17,517,793.16
Greater of:

(a)  3.75% of Pool Balance at end of Collection Period; and                                                       $7,767,768.79

(b)(i)   2.50% of Initial Pool Balance (Until Outstanding Note and
         Certificate Balance - Spread Account), or                                                               $21,897,241.45
(b)(ii)  2.25% of Initial Pool Balance (when principal amount of Notes
         and Certificates LESS THAN OR EQUALS 97.50% of Pool Balance), or                                        $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
         and Certificates LESS THAN OR EQUALS 96.25% of Pool Balance)                                            $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                     $17,808,969.19
Preliminary Excess Amount in Spread Account                                                                         $291,176.03


Release from Spread Account to Seller as "Excess Servicing Fee"                                 Turbo Date                $0.00
Release from Spread Account to A-1 Noteholders as Principal                                      15-Jul-97                $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                               $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                         $270,612.75




Release from Spread Account to B Noteholders as Principal                                 $20,563.28
Ending Spread Account Balance (after distributions)                                   $17,517,793.16
Net Change in Spread Account Balance                                                           $0.00


7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes             $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes             $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes             $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes               $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                             $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                            $0.00


A-1 Note Principal Balance (End of Period)                                                     $0.00
A-2 Note Principal Balance (End of Period)                                                     $0.00
A-3 Note Principal Balance (End of Period)                                           $151,967,775.98
B Note Principal Balance (End of Period)                                              $11,547,703.34
Certificate Principal Balance (End of Period)                                         $26,364,913.20
Total Principal Balance of Notes and Certificates (End of Period)                    $189,880,392.52


A-1 Note Pool Factor (End of Period)                                                       0.0000000
A-2 Note Pool Factor (End of Period)                                                       0.0000000
A-3 Note Pool Factor (End of Period)                                                       0.4619081
B Note Pool Factor (End of Period)                                                         0.4619081
Certificate Pool Factor (End of Period)                                                    0.7754386
Total Notes & Certificates Pool Factor (End of Period)                                     0.2170062


Specified Spread Account Balance (after all distributions and adjustments)            $17,517,793.16

--------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                      15-Apr-99
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                     $0.00
        per $1,000 original principal amount:                                    $0.00000000

   (b)  A-2 Notes:                                                                     $0.00
        per $1,000 original principal amount:                                    $0.00000000

   (c)  A-3 Notes:                                                            $10,953,129.45
        per $1,000 original principal amount:                                   $33.29218679

   (d)  B Notes:                                                                 $832,304.67
        per $1,000 original principal amount:                                   $33.29218679

   (e)  Total                                                                 $11,785,434.12

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                     $0.00
        per $1,000 original principal amount:                                    $0.00000000

   (b)  A-2 Notes:                                                                     $0.00
        per $1,000 original principal amount:                                    $0.00000000

   (c)  A-3 Notes:                                                               $902,853.35
        per $1,000 original principal amount:                                    $2.74423511

   (d)  B Notes:                                                                  $72,319.88
        per $1,000 original principal amount:                                    $2.89279521

   (e)  Total                                                                    $975,173.23


(3) Pool Balance at the end of the related Collection Period                 $207,140,500.96

(4)  After giving effect to distributions on current Payment Date

   (a) (i)  outstanding principal amount of A-1 Notes:                                 $0.00
       (ii) A-1 Note Pool Factor:                                                  0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                 $0.00
       (ii) A-2 Note Pool Factor:                                                  0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                       $151,967,775.98
       (ii) A-3 Note Pool Factor:                                                 $0.4619081

   (d) (i)  outstanding principal amount of A-3 Notes:                        $11,547,703.34
       (ii) A-3 Note Pool Factor:                                                 $0.4619081

   (e) (i)  Certificate Balance                                               $26,364,913.20
       (ii) Certificate Pool Factor:                                               0.7754386

(5)  Amount of Servicing Fee:                                                    $182,594.74
        per $1,000,Beginning of Collection Period:                                0.20846774

(6)  Amount of Administration Fee:                                                   $166.67
        per $1,000,Beginning of Collection Period:                                0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $131,817.35

(9)  Amount in Spread Account:                                                $17,517,793.16

(10) Amount in Pre-Funding Account:                                                    $0.00

(11) For the Final payment date with respect to the Funding Period, the                   NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                 $0.00

--------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                  15-Apr-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                 $0.00
        per $1,000 original principal amount:                                                $0.00000000

   (b)  A-2 Notes:                                                                                 $0.00
        per $1,000 original principal amount:                                                $0.00000000

   (c)  A-3 Notes:                                                                         10,953,129.45
        per $1,000 original principal amount:                                                33.29218679

   (d)  B Notes:                                                                              832,304.67
        per $1,000 original principal amount:                                                33.29218679

   (e)  Certificates:                                                                        $478,927.42
        per $1,000 original principal amount:                                               $14.08610061

   (f)  Total:                                                                            $12,264,361.55

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                 $0.00
        per $1,000 original principal amount:                                                $0.00000000

   (b)  A-2 Notes:                                                                                 $0.00
        per $1,000 original principal amount:                                                $0.00000000

   (c)  A-3 Notes:                                                                           $902,853.35
        per $1,000 original principal amount:                                                $2.74423511

   (d)  B Notes:                                                                              $72,319.88
        per $1,000 original principal amount:                                                $2.89279521

   (e)  Certificates:                                                                        $155,470.58
        per $1,000 original principal amount:                                                $4.57266403

   (f)  Total:                                                                             $1,130,643.81

(3)  Pool Balance at end of related Collection Period:                                   $207,140,500.96

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                             $0.00
       (ii) A-1 Note Pool Factor:                                                              0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                             $0.00
       (ii) A-2 Note Pool Factor:                                                              0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                   $151,967,775.98
       (ii) A-3 Note Pool Factor:                                                              0.4619081

   (d) (i)  outstanding principal amount of B Notes:                                      $11,547,703.34
       (ii) B Note Pool Factor:                                                                0.4619081

   (e) (i)  Certificate Balance                                                           $26,364,913.20
       (ii) Certificate Pool Factor:                                                           0.7754386

(5)  Amount of Servicing Fee:                                                                $182,594.74
        per $1,000 Beginning of Collection Period:                                           $0.20846774

(6)  Amount of Administration Fee:                                                               $166.67
        per $1,000 Beginning of Collection Period:                                           $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                 $131,817.35

(9)  Amount in Spread Account:                                                            $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                            $0.00

-----------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                               15-Apr-99
(1)  Payment of Administration Fee to Administrator:                                          $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
     Interest Distributable Amount deposited into Note Distribution Account:              $975,173.23

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                 $11,785,434.12

(4)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                             $155,470.58

(5)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                             $478,927.42

(6)  Payment of Servicing Fee to Servicer:                                                $182,594.74

(7)  Deposit to Spread Account from Excess Collections over Distributions:                $291,176.03

Check for Error                                                                    NO ERROR
Sum of Above Distributions                                                             $13,868,942.79
Total Distribution Amount plus Turbo                                                   $13,868,942.79

------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                             15-Apr-99
 (1)  Total Distribution Amount:                                                        $13,577,766.76

 (2)  Administration Fee:                                                                      $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                        $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                         $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                        $0.00

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                         $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                  $902,853.35

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                         $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to B Notes:                     $72,319.88

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                           $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'            $975,173.23
      Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                   $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                           0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                            $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                           $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                   $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                           0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                            $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                           $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                          $10,682,516.71

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                          89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                            $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                  $10,953,129.45

(24)  B Noteholders' Monthly Principal Distributable Amount:                               $811,741.39

(25)  % of Principal Distribution Amount applicable to B Noteholders                             6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                              $0.00

(27)  B Noteholders' Principal Distributable Amount:                                       $832,304.67

(28)  Noteholders' Principal Distribution Amount:                                       $11,785,434.12

(29)  Noteholders' Distributable Amount:                                                $12,760,607.36

(30)  Certificateholders' Interest Distributable Amount:                                   $155,470.58

(31)  Certificateholders' Interest Carryover Shortfall:                                          $0.00

(32)  Certificateholders' Percentage:                                                            4.00%

(33)  Certificateholders' Principal Distributable Amount applicable to current period      $478,927.42

(34)  Certificateholders' Principal Carryover Shortfall:                                         $0.00

(35)  Certificateholders' Principal Distributable Amount:                                  $478,927.42

(36)  Certificateholders' Distributable Amount:                                            $634,398.00

(37)  Servicing Fee:                                                                       $182,594.74

(38)  Deposit to Spread Account (from excess collections):                                 $291,176.03

(39)  Specified Spread Account Balance (after all distributions and adjustments):       $17,517,793.16
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs; and                                          $7,767,768.79
    (b)(i)   2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
             Balance = Spread Account), or                                              $21,897,241.45

    (b)(ii)  2.25% of the Initial Pool Balance when principal amount of Notes
             and Certificates LESS THAN = 97.50% of Pool Balance                        $19,707,517.31

    (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
             and Certificates LESS THAN = 96.25% of Pool Balance                        $17,517,793.16

(40)  Spread Account Trigger Tests:

    (a)(i)   Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                   $2,897,607.92

       (ii)  2.25% of the Initial Pool Balance:                                         $19,707,517.31

    (b)(i)   12 times the sum of (x) the aggregate Realized Losses during
             846 related Collection Period and (y) the aggregate Contract Value 847 all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:   $1,581,808.20

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:        $3,581,949.92

    (c)(i)   Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                             $2,610,468.14

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs:                                           $4,616,487.40

(41)  Spread Account Balance over the Specified Spread Account Balance:                    $291,176.03

(42)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                               $0.00
    (b) Release of Excess Amount in Negative Carry Account                                        0.00

(43)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                           $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                    $0.00

(45)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                    $207,140,500.96

(46)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                          $0.00
            A-1 Note Pool Factor:                                                            0.0000000

            Outstanding Principal Balance of A-2 Notes:                                          $0.00
            A-2 Note Pool Factor:                                                            0.0000000

            Outstanding Principal Balance of A-3 Notes:                                $151,967,775.98
            A-3 Note Pool Factor:                                                            0.4619081

            Outstanding Principal Balance of B Notes:                                   $11,547,703.34
            B Note Pool Factor:                                                              0.4619081

            Outstanding Principal Balance of the Certificates:                          $26,364,913.20
            Certificate Pool Factor:                                                         0.7754386

(47)  Aggregate Purchase Amounts for related Collection Period:                                 $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:              $131,817.35

(49)  Spread Account Balance after giving effect to all distributions:                 $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
            first day of the Collection Period in which the Payment Date occurs:        $4,139,211.36

(51)  Number of Collection Periods since Completion of Funding Period                              31

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                          23.31%

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

                                                      08:17 AM
Prepared by Lisa Sorenson, Phone 414-636-6184  File: us97a.xls
                                        ----------------------------------------------------------------------
NPV Data Input Section                        05-Apr-99         05-Apr-99         05-Apr-99        05-Apr-99
                                        ----------------------------------------------------------------------
Scheduled cash flows as of the                  Pool 1            Pool 2            Pool 3           Pool 4
   end of the collection period              3,961,633.37      1,948,309.86     3,290,676.80      1,076,692.90
Line 0 is scheduled amount                   2,350,001.58        670,857.73     3,161,623.94      5,649,880.28
   delinquent                                2,471,771.35        674,897.44       986,482.30      2,005,959.18
                                             2,555,717.59        746,662.72     1,129,687.57      1,020,690.86
                                             2,639,340.96        731,455.97     1,340,931.37        919,569.65
                                             2,890,018.45        850,303.45     1,358,309.20        953,749.53
                                             2,471,009.13        849,190.31     1,228,496.38        936,071.20
                                             3,370,178.10        705,022.57     1,167,850.93      1,206,563.43
                                             6,459,684.51      1,069,067.27     1,375,968.55      1,252,832.48
                                            11,333,623.06      1,269,909.91     1,638,406.87      1,457,037.92
                                             8,545,123.17      1,177,234.68     1,431,639.96      1,107,772.61
                                             4,185,848.49      4,689,607.92     1,509,141.00        963,946.22
                                             1,894,421.73      3,355,863.86     7,689,649.37      1,726,285.05
                                             1,607,847.04        443,976.64     2,718,781.44      5,360,774.78
                                             1,719,414.31        486,770.60       668,453.82      1,719,737.49
                                             1,788,804.57        488,328.91       733,185.43        737,126.88
                                             1,869,301.19        529,519.00       875,490.51        671,066.72
                                             2,203,944.11        603,385.22       941,570.36        699,001.82
                                             1,756,956.86        564,555.99       773,896.15        690,159.96
                                             2,531,810.93        450,883.93       782,000.67        857,295.75
                                             5,349,015.12        718,917.20       879,599.79        925,975.24
                                             9,465,029.69        888,184.18     1,105,238.29      1,086,397.99
                                             5,909,486.56        884,491.78       991,992.89        834,294.07
                                             2,380,634.08      3,011,971.65       938,855.64        707,591.16
                                               706,109.62      2,000,849.97     4,478,974.96      1,155,003.00
                                               417,859.86        107,610.80     1,474,504.97      2,943,743.00
                                               527,372.60        131,496.80       207,348.77        927,321.73
                                               550,403.48        118,443.22       212,548.57        218,245.59
                                               587,288.32        156,282.16       244,197.07        182,404.95
                                               778,649.25        216,944.67       388,712.58        206,470.10
                                               592,911.88        127,827.96       225,957.29        199,678.90
                                               972,142.76         80,499.29       241,116.50        241,376.27
                                             2,607,583.19        222,029.85       258,738.88        323,413.10
                                             5,588,203.14        440,823.87       438,273.46        337,164.85
                                             3,186,980.09        428,063.01       467,506.34        301,041.24
                                             1,070,715.74      1,438,664.39       368,224.43        194,308.48
                                                86,444.23        894,138.25     2,432,927.04        474,274.08
                                                 7,196.42            851.17       633,494.08      1,475,848.53
                                                36,354.54          2,887.55        36,775.45        373,954.29
                                                14,356.23         23,733.91        34,199.36         50,820.04
                                                47,941.31              0.00        28,033.61          1,822.89
                                                 8,933.99         55,264.82        51,626.76         12,424.09
                                                69,523.76         26,933.20        22,299.64            673.13
                                               231,413.26              0.00        55,730.44         66,371.14
                                               235,853.21              0.00        18,636.70            673.13
                                               270,164.83         15,465.97        34,101.19          6,265.18
                                                30,586.53         41,797.19             0.00        102,645.59
                                                10,510.96         74,792.25        35,238.87            673.13
                                                     0.00              0.00        42,142.50         51,861.78
                                                     0.00              0.00             0.00         77,177.79
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00         5,516.38              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00
                                                     0.00              0.00             0.00              0.00

Total Time Balance of Scheduled Cash Flows 110,346,115.15     34,414,769.09    51,154,755.07     44,492,129.17

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                          04/17/99
                                                                       08:18 AM
Payment Date                                                                                         15-Apr-99
Collection Period Begin Date                                                                         06-Mar-99

Collection Period End Date                                             28-Feb-97                     05-Apr-99

Days in accrual period (30/360)                                                                             30


PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                $20,334,661.56

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00


Total Collections For The Period                                                                $20,334,661.56

 Miscellaneous Data
     Scheduled Amounts 30 - 59 days past due                                                    $ 2,631,650.25
     Scheduled Amounts 60 days or more past due                                                 $ 2,249,626.98
     Net Losses on Liquidated Receivables                                                       $   422,921.42
     Number of Loans at Beginning of Period                                                             13,498
     Number of Loans at End of Period                                                                   13,072
     Repossessed Equipment not Sold or Reassigned (Beginning)                                            $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                  $0.00
     Reinvestment Income (including Pre-Funding Account and Spread Account)                     $   105,405.08
     Pre-Funding Account Reinvestment Income                                                             $0.00

--------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                         15-Apr-99
Collection Period Begin Date                                                                         06-Mar-99
Collection Period End Date                                                                           05-Apr-99


PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $235,564,666.89
    A-1 Note Beginning Principal Balance                                                                 $0.00
    A-2 Note Beginning Principal Balance                                                                 $0.00
    A-3 Note Beginning Principal Balance                                                       $198,189,666.89
    B Note Beginning Principal Balance                                                         $ 26,000,000.00
    Certificate Beginning Principal Balance                                                    $ 11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                              $216,467,108.93
    A-1 Note Principal Balance (End of Period)                                                           $0.00
              A-1 Note Pool Factor (End of Period)                                                   0.0000000
    A-2 Note Principal Balance (End of Period)                                                           $0.00
              A-2 Note Pool Factor (End of Period)                                                   0.0000000
    A-3 Note Principal Balance (End of Period)                                                 $179,092,108.93
              A-3 Note Pool Factor (End of Period)                                                   0.6911418
    B Note Principal Balance (End of Period)                                                   $ 26,000,000.00
              B Note Pool Factor (End of Period)                                                     1.0000000
    Certificate Principal Balance (End of Period)                                              $ 11,375,000.00
             Certificate Pool Factor (End of Period)                                                 1.0000000

Contract Value Decline                                                                         $ 19,097,557.96
    Pool Balance (Beg. of Collection Period)                                                   $235,569,885.98
    Pool Balance (End of Collection Period)                                                    $216,472,328.02

Total Distribution Amount (TDA)                                                                $ 20,440,066.64
    Total Collections and Investment Income for the Period                                     $ 20,440,066.64
    Negative Carry Amount                                                                                $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                       $166.67

Principal Distribution Amount  (PDA)                                                           $ 19,097,557.96

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                      $0.00
    A-2 Noteholders' Principal Distributable Amount                                                      $0.00
    A-3 Noteholders' Principal Distributable Amount                                            $ 19,097,557.96
    B Noteholders' Principal Distributable Amount                                                        $0.00
    Certificateholders' Principal Distributable Amount                                                   $0.00

Interest Distributable Amount                                                                  $  1,273,946.55
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                         $  1,065,269.46
    Noteholders' Interest Distributable Amount applicable to B Notes                           $    145,166.67
    Certificateholders' Interest Distributable Amount                                          $     63,510.42

Servicing Fees Accrued during this Period                                                      $    196,308.24

Total Distribution Amount Remaining to Deposit to Spread Account                                         $0.00

Spread Account
    Beginning Spread Account Balance                                                           $ 13,000,000.00
    Deposit to Spread Account from Pre-Funding Account                                                   $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                 $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                                  $0.00
           0.00                                                                                          $0.00

    Specified Spread Account Balance                                                           $ 13,000,000.00
    Release from Spread Account to Seller as "Excess Servicing Fee"                                      $0.00
    Ending Spread Account Balance (after distributions)                                        $ 13,000,000.00

Credit Enhancement                                                                                       6.01%
    Spread account % of Ending Pool Balance                                                              6.01%
    Overcollateralization % of Ending Pool Balance                                                       0.00%

Scheduled Amounts 30 - 59 days past due                                                        $  2,631,650.25
        as % of Ending Pool Balance                                                                      1.22%
Scheduled Amounts 60 days or more past due                                                     $  2,249,626.98
        as % of Ending Pool Balance                                                                      1.04%
 Net Losses on Liquidated Receivables                                                          $    422,921.42
        as % of Ending Pool Balance                                                                      0.20%


PART III -- SERVICING CALCULATIONS                                                                   15-Apr-99
1.  Sources and Uses of Collection           Pool 1 Cutoff         Pool 1             Pool 2         Pool 3           Pool 4
     Account Balance
Wtd. Avg. APR                                         8.823%            8.823%           8.701%           8.302%           8.479%
Contract Value (Beg. of Collection Period),                    $103,618,510.05   $35,923,154.13   $53,590,978.55   $42,437,243.25
     by origination pool
Contract Value  (End of Collection Period),  $335,052,501.00   $ 98,848,269.73   $30,884,757.03   $46,356,133.49   $40,383,167.77
     by origination pool                                       ---------------   --------------   --------------   --------------
Contract Value Decline                                         $  4,770,240.32   $ 5,038,397.10   $ 7,234,845.06   $ 2,054,075.48
                                                                         4.60%           14.03%           13.50%            4.84%
Initial Pool Balance                                           $235,569,885.98
Pool Balance (End of Collection Period)                        $216,472,328.02


Total Collections and Investment Income                        $ 20,440,066.64
     for the period
Negative Carry Amount                                                    $0.00

Total Distribution Amount (TDA)                                $ 20,440,066.64
Principal Distribution Amount  (PDA)                           $ 19,097,557.96              93%
Interest Distribution Amount  (IDA)                            $  1,342,508.68               7%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                     $0.00
A-1 Noteholders' Principal Carryover Shortfall                           $0.00
     (Previous Period)
A-1 Noteholders' Share of the Principal                                  0.00%
     Distribution Amount
A-1 Noteholders' Principal Distributable Amount                          $0.00

Principal Distribution Amount Remaining                        $ 19,097,557.96

A-2 Note Beginning Principal Balance                                     $0.00
A-2 Noteholders' Principal Carryover                                     $0.00
     Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal                                  0.00%
     Distribution Amount
A-2 Noteholders' Principal Distributable Amount                          $0.00

Principal Distribution Amount Remaining                        $ 19,097,557.96

A-3 Note Beginning Principal Balance                           $198,189,666.89
A-3 Noteholders' Principal Carryover                                     $0.00
     Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal                                100.00%
     Distribution Amount
A-3 Noteholders' Principal Distributable Amount                $ 19,097,557.96

Principal Distribution Amount Remaining                                  $0.00

B Note Beginning Principal Balance                             $ 26,000,000.00
B Noteholders' Principal Carryover Shortfall                             $0.00
     (Previous Period)
B Noteholders' Share of the Principal                                    0.00%
     Distribution Amount
B Noteholders' Principal Distributable Amount                            $0.00

Principal Distribution Amount Remaining                                  $0.00

Certificate Beginning Principal Balance                        $ 11,375,000.00
Certificateholders' Principal Carryover Shortfall                        $0.00
    (Previous Period)
Certificateholders' Share of the Principal                               0.00%
     Distribution Amount
Certificateholders' Principal Distributable Amount                       $0.00

Interest Accrued on Class A-1 Notes this period       5.597%             $0.00
Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount                               $0.00
     applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period       6.000%             $0.00
Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount                               $0.00
     applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period       6.450%   $  1,065,269.46
Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount                     $  1,065,269.46
     applicable to A-3 Notes

Interest Accrued on Class A-1, A-2 and                         $  1,065,269.46
     A-3 Notes this period
Offered Noteholders' Interest Carryover                                  $0.00
     Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall                             $0.00
Offered Noteholders' Interest Distributable Amount             $  1,065,269.46

Interest Accrued on Class B Notes this period         6.700%   $    145,166.67
Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount                     $    145,166.67
     applicable to B Notes

Interest Accrued on Certificates this period          6.700%   $     63,510.42
Certificateholders' Interest Carryover                                   $0.00
     Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall                             $0.00
Certificateholders' Interest Distributable Amount              $     63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                      $ 20,440,066.64

Administration Fee Shortfall (Previous Period)                           $0.00
Administration Fee Accrued during this Period        $500.00           $166.67
     ($500 per Quarter)
Administration Fee Paid this Period from TDA                           $166.67
Administration Fee Shortfall                                             $0.00

Total Distribution Amount Remaining                            $ 20,439,899.97

Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-1 Notes this period                          $0.00
Noteholders' Interest applicable to A-1 Notes                            $0.00
     Paid this Period from TDA
Preliminary Noteholders' Interest Carryover                              $0.00
     Shortfall (Current Period) applicable
     to A-1 Notes

Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-2 Notes this period                          $0.00
Noteholders' Interest applicable to A-2 Notes                            $0.00
     Paid this Period from TDA
Preliminary Noteholders' Interest Carryover                              $0.00
     Shortfall (Current Period) applicable
     to A-2 Notes

Noteholders' Interest Carryover Shortfall                                $0.00
     (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-3 Notes this period                $  1,065,269.46
Noteholders' Interest applicable to A-3 Notes                  $  1,065,269.46
     Paid this Period from TDA
Preliminary Noteholders' Interest Carryover                              $0.00
     Shortfall (Current Period) applicable
     to A-3 Notes

Offered Noteholders' Interest Carryover Shortfall                        $0.00
     (Previous Period)
Interest Due (in Arrears) on above Shortfall                             $0.00

Interest Accrued on Class A-1, A-2 and                         $  1,065,269.46
     A-3 Notes this period
Offered Noteholders' Interest Paid                             $  1,065,269.46
     this Period from TDA
Preliminary Noteholders' Interest Carryover                              $0.00
     Shortfall (Current Period)

Total Distribution Amount Remaining                            $  19,374,630.51

Noteholders' Interest Carryover Shortfall                                 $0.00
     (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall                              $0.00

Interest Accrued on Class B Notes this period                  $     145,166.67
Noteholders' Interest applicable to B Notes                    $     145,166.67
     Paid this Period from TDA
Preliminary Noteholders' Interest Carryover                               $0.00
     Shortfall (Current Period)
     applicable to B Notes
Total Distribution Amount Remaining                            $  19,229,463.84

A-1 Noteholders' Principal Carryover                                      $0.00
     Shortfall (Previous Period)
A-1 Noteholders' Monthly Principal                                        $0.00
     Distributable Amount
A-1 Noteholders' Principal Distributable                                  $0.00
     Amount Paid from TDA
Preliminary A-1 Noteholders' Principal                                    $0.00
     Carryover Shortfall (Current Period)

Total Distribution Amount Remaining                            $  19,229,463.84

A-2 Noteholders' Principal Carryover Shortfall                            $0.00
     (Previous Period)
A-2 Noteholders' Monthly Principal                                        $0.00
     Distributable Amount
A-2 Noteholders' Principal Distributable                                  $0.00
     Amount Paid from TDA
Preliminary A-2 Noteholders' Principal Carryover                          $0.00
     Shortfall (Current Period)

Total Distribution Amount Remaining                            $  19,229,463.84

A-3 Noteholders' Principal Carryover                                      $0.00
     Shortfall (Previous Period)
A-3 Noteholders' Monthly Principal                             $  19,097,557.96
     Distributable Amount
A-3 Noteholders' Principal Distributable                       $  19,097,557.96
     Amount Paid from TDA
Preliminary A-3 Noteholders' Principal                                    $0.00
     Carryover Shortfall (Current Period)

Total Distribution Amount Remaining                            $     131,905.88

B Noteholders' Principal Distributable Amount                             $0.00
B Noteholders' Monthly Principal Distributable Amount                     $0.00
B Noteholders' Principal Distributable Amount                             $0.00
     Paid from TDA
Preliminary B Noteholders' Principal Carryover                            $0.00
     Shortfall (Current Period)

Total Distribution Amount Remaining                            $     131,905.88

Certificateholders' Interest Carryover                                    $0.00
     Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall                              $0.00
Interest Accrued on Certificates this period                   $      63,510.42
Certificateholders' Interest Paid this                         $      63,510.42
     Period from TDA
Preliminary Certificateholders' Interest                                  $0.00
     Carryover Shortfall (Current Period)

Total Distribution Amount Remaining                            $      68,395.46

Certificateholders' Principal                                             $0.00
     Carryover Shortfall (Previous Period)
Certificateholders' Principal Distributable                               $0.00
     Amount applicable to current period
Certificateholders' Principal Distributable                               $0.00
     Amount Paid from TDA
Preliminary Certificateholders' Principal                                 $0.00
     Carryover Shortfall (Current Period)

Total Distribution Amount Remaining                            $      68,395.46

Servicing Fee Shortfall (Previous Period)                                 $0.00
Servicing Fees Accrued during this Period            1.00%          $196,308.24
Total Servicing Fees Due                                            $196,308.24
Servicing Fees Paid this Period from TDA                             $68,395.46
Servicing Fee Shortfall                                             $127,912.78

Total Distribution Amount Available                                       $0.00
     to Deposit to Spread Acct

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                     $0.00

New Collateral Purchased                                                  $0.00
Deposit to Spread Account                            2.00%                $0.00
                                                                          -----
Payment to Seller                                                         $0.00

Ending Pre-Funding Account Balance                                        $0.00

Excess Pre-Funded Amount/(Payment to Seller)                              $0.00

Adjusted Ending Pre-Funding Account Balance                               $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance          177 days                $0.00

Pre-Funded Percentage                                                    0.000%
Negative Carry Withdrawls                                                 $0.00
Cumulative Negative Carry Withdrawls                                      $0.00
Maximum Negative Carry Amount                     150 days                $0.00
Required Negative Carry Account Balance                                   $0.00
Interim Ending Negative Carry Account Balance                             $0.00
Negative Carry Amount Released to Seller                                  $0.00

Ending Negative Carry Account Balance                                     $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                               $  13,000,000.00

Deposit to Spread Account from Pre-Funding Account                        $0.00
Deposit to Spread Account from Excess                                     $0.00
    Collections over Distributions

Distribution from Spread Account to                                       $0.00
     Noteholders' Distr. Account
Adj to Preliminary Noteholders' Interest                                  $0.00
     Carryover Shortfall (Current Period)
     applicable to A-1 Notes
Adj to Preliminary Noteholders' Interest                                  $0.00
     Carryover Shortfall (Current Period)
     applicable to A-2 Notes
Adj to Preliminary Noteholders' Interest                                  $0.00
     Carryover Shortfall (Current Period)
     applicable to A-3 Notes
Adj to Preliminary Noteholders' Interest                                  $0.00
     Carryover Shortfall (Current Period)
     applicable to B Notes
Adj to Preliminary A-1 Noteholders'                                       $0.00
     Principal Carryover Shortfall
     (Current Period)
Adj to Preliminary A-2 Noteholders'                                       $0.00
     Principal Carryover Shortfall
     (Current Period)
Adj to Preliminary A-3 Noteholders'                                       $0.00
     Principal Carryover Shortfall
     (Current Period)
Adj to Preliminary B Noteholders'                                         $0.00
     Principal Carryover Shortfall
     (Current Period)
Preliminary Spread Account Balance Remaining                    $ 13,000,000.00

Cumulative Realized Losses since 28-February-97
     (Cut-off Date)                                             $  2,206,561.41
Are Cum. Realized Losses GREATER THAN 2.25% of
     Initial Pool Balance?                                NO
12*(Realized Losses during Collection Period +
     Repos at end of Collection Period)                           $5,075,057.04
Is 12*Realized Losses + Unliq. Repos GREATER
     THAN 1.65% of Beg. Pool Balance?                    YES
60 day or GREATER THAN Delinquent Scheduled Amounts               $2,249,626.98
Are 60 day or GREATER THAN Delinquencies
     GREATER THAN 2.25% of Ending Pool Balance?           NO
Are any of the three conditions "YES"?                   YES

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit
incorrectly absorbed the losses that were not
included in the monthly servicer reports through
its on-book reserves. Case Credit will not charge
these losses back to the trust. The cumulative
amount of losses that were inadvertently absorbed
by Case Credit that should have been charged to
the trust was:                                                       861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                               3,068,119.48
Are Cumulative Realized Losses GREATER THAN 2.25%
     of the Initial Pool Balance?                         NO

Preliminary A-1 Note Principal Balance (End of Period)                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)                    $0.00
Preliminary A-3 Note Principal Balance (End of Period)          $179,092,108.93
Preliminary B Note Principal Balance (End of Period)             $26,000,000.00
Preliminary Certificate Principal Balance
     (End of Period)                                             $11,375,000.00
Preliminary Total Principal Balance of Notes and
     Certificates (End of Period)                               $216,467,108.93

Specified Spread Account Balance                                 $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                  2.00%      13,000,000.00

(b) the Note Balance                                             216,467,108.93

Preliminary Spread Account Balance Remaining                     $13,000,000.00
Preliminary Excess Amount in Spread Account                               $0.00

Release from Spread Account to Seller as
     "Excess Servicing Fee"                                               $0.00

Ending Spread Account Balance (after distributions)              $13,000,000.00
Net Change in Spread Account Balance                                      $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-1 Notes                             $0.00
Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-2 Notes                             $0.00
Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-3 Notes                             $0.00
Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes                               $0.00
A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                     $0.00
A-2 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                     $0.00
A-3 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                     $0.00
B Noteholders' Principal Carryover Shortfall
     (Current Period)                                                     $0.00
Certificateholders' Interest Carryover Shortfall
     (Ending Balance)                                                     $0.00
Certificateholders' Principal Carryover Shortfall
     (Ending Balance)                                                     $0.00

A-1 Note Principal Balance (End of Period)                                $0.00
A-2 Note Principal Balance (End of Period)                                $0.00
A-3 Note Principal Balance (End of Period)                      $179,092,108.93
B Note Principal Balance (End of Period)                         $26,000,000.00
Certificate Principal Balance (End of Period)                    $11,375,000.00
Total Principal Balance of Notes and Certificates
     (End of Period)                                            $216,467,108.93

A-1 Note Pool Factor (End of Period)           $71,500,000.00         0.0000000
A-2 Note Pool Factor (End of Period)          $282,000,000.00         0.0000000
A-3 Note Pool Factor (End of Period)          $259,125,000.00         0.6911418
B Note Pool Factor (End of Period)             $26,000,000.00         1.0000000
Certificate Pool Factor (End of Period)        $11,375,000.00         1.0000000
Total Notes & Certificates Pool Factor
     (End of Period)                                                  0.3330263

Specified Spread Account Balance (after
     all distributions and adjustments)                          $13,000,000.00

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                            15-Apr-99

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                         0.0000000

    (b)   A-2 Notes:                                                                                                         $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

    (c)   A-3 Notes:                                                                                                $19,097,557.96
            per $1,000 original principal amount:                                                                     $73.70017544

    (d)   B Notes:                                                                                                           $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

    (e)   Total                                                                                                     $19,097,557.96

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (b)   A-2 Notes:                                                                                                         $0.00
            per $1,000 original principal amount:                                                                      $0.00000000

    (c)  A-3 Notes:                                                                                                  $1,065,269.46
           per $1,000 original principal amount:                                                                       $4.11102541

    (d)  B Notes:                                                                                                      $145,166.67
            per $1,000 original principal amount:                                                                      $5.58333346

    (e)   Total                                                                                                      $1,210,436.13

(3) Pool Balance at the end of the related Collection Period                                                       $216,472,328.02

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
        (ii) A-1 Note Pool Factor:                                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                      $0.00
        (ii) A-2 Note Pool Factor:                                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $179,092,108.93
        (ii) A-3 Note Pool Factor:                                                                                      $0.6911418

    (d) (i)  outstanding principal amount of A-3 Notes:                                                             $26,000,000.00
        (ii) A-3 Note Pool Factor:                                                                                      $1.0000000

    (e) (i)  Certificate Balance                                                                                    $11,375,000.00
        (ii) Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                           $68,395.46
         per $1,000 Beginning of Collection Period:                                                                     0.29034042

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                     0.00070752

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                                          $422,921.42

(9)  Amount in Spread Account:                                                                                      $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
        Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                           15-Apr-99
(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (b)  A-2 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (c)  A-3 Notes:                                                                                                  19,097,557.96
           per $1,000 original principal amount:                                                                       73.70017544

    (d)  B Notes:                                                                                                             0.00
           per $1,000 original principal amount:                                                                        0.00000000

    (e)  Certificates:                                                                                                       $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (f)  Total:                                                                                                     $19,097,557.96

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (b)  A-2 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                       $0.00000000

    (c)  A-3 Notes:                                                                                                  $1,065,269.46
           per $1,000 original principal amount:                                                                       $4.11102541

    (d)  B Notes:                                                                                                      $145,166.67
           per $1,000 original principal amount:                                                                       $5.58333346

    (e)  Certificates:                                                                                                  $63,510.42
           per $1,000 original principal amount:                                                                       $5.58333363

    (f)  Total:                                                                                                      $1,273,946.55

(3)  Pool Balance at end of related Collection Period:                                                            $216,472,328.02

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
        (ii) A-1 Note Pool Factor:                                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                      $0.00
        (ii) A-2 Note Pool Factor:                                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $179,092,108.93
        (ii) A-3 Note Pool Factor:                                                                                       0.6911418

    (d) (i)  outstanding principal amount of B Notes:                                                               $26,000,000.00
        (ii) B Note Pool Factor:                                                                                         1.0000000

    (e) (i)  Certificate Balance                                                                                    $11,375,000.00
        (ii) Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                           $68,395.46
         per $1,000 Beginning of Collection Period:                                                                    $0.29034042

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                    $0.00070752

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                                          $422,921.42

(9)  Amount in Spread Account:                                                                                      $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
        Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                           15-Apr-99

(1)  Payment of Administration Fee to Administrator:                                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                                                  $1,210,436.13

(3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                                                         $19,097,557.96

(4)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                                      $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                             $68,395.46

(7) Release to Seller from Excess Collections over Distributions                                                            $0.00

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                  $20,440,066.64
Total Distribution Amount plus Releases to Seller                                                           $20,440,066.64

----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                           15-Apr-99

(1)  Total Distribution Amount:                                                                                    $20,440,066.64

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                    $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                            $1,065,269.46

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                      $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                                           $1,210,436.13
         deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                      0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                      $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                      0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                      $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                     $19,097,557.96

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                    100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                             $19,097,557.96

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                        0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                        $0.00

(28)  Noteholders' Principal Distribution Amount:                                                                  $19,097,557.96

(29)  Noteholders' Distributable Amount:                                                                           $20,307,994.09

(30)  Certificateholders' Interest Distributable Amount:                                                               $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00

(32)  Certificateholders' Percentage:                                                                                       0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                                    $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                                   $0.00

(36)  Certificateholders' Distributable Amount:                                                                        $63,510.42

(37)  Servicing Fee:                                                                                                   $68,395.46

(38)  Deposit to Spread Account (from excess collections):                                                                  $0.00

(39)  Specified Spread Account Balance (after all distributions and adjustments):                                  $13,000,000.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                           $13,000,000.00

    (b) the Note Balance                                                                                           $216,467,108.93

(40)  Spread Account Balance over the Specified Spread Account Balance:                                                     $0.00

(41)  Excess Amounts Distributed To Seller:

    (a) Release of Excess Amount in Spread Account                                                                           $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                    0.00

(42)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                                     $0.00

(44)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                                      $235,569,885.98

(45)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                                                      $0.00
            A-1 Note Pool Factor:                                                                                        0.0000000

            Outstanding Principal Balance of A-2 Notes:                                                                      $0.00
            A-2 Note Pool Factor:                                                                                        0.0000000

            Outstanding Principal Balance of A-3 Notes:                                                            $179,092,108.93
            A-3 Note Pool Factor:                                                                                        0.6911418

            Outstanding Principal Balance of B Notes:                                                               $26,000,000.00
            B Note Pool Factor:                                                                                          1.0000000

            Outstanding Principal Balance of the Certificates:                                                      $11,375,000.00
            Certificate Pool Factor:                                                                                     1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $422,921.42

(48)  Spread Account Balance after giving effect to all distributions:                                              $13,000,000.00

------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

                                                              17-Apr-99
                                                               08:35 AM

Prepared by  Lisa Sorenson (414)636-6184        File: us97b.xls
                                          ------------------------------------------------------------------
NPV Data Input Section                            05-Apr-99       05-Apr-99       05-Apr-99        05-Apr-99
                                          ------------------------------------------------------------------
Scheduled cash flows as of the                       Pool 1          Pool 2          Pool 3           Pool 4
                                               4,320,204.79    1,699,239.16    1,105,912.99     2,024,452.20
                                               6,462,583.15    1,162,745.93    1,021,530.53     1,968,358.64
                                              10,398,013.71    1,096,152.55      966,133.45     1,712,692.51
                                               9,560,185.32    1,634,775.87    1,121,786.46     1,933,540.32
                                               9,509,220.79    1,338,216.26      951,061.18     2,217,669.62
                                               6,464,863.00    6,330,903.30    1,626,689.34     2,669,938.94
                                               4,234,074.97    3,458,216.80    5,674,302.28     2,702,889.17
                                               4,313,445.73    1,514,811.62    2,364,509.24    11,505,622.58
                                               5,587,181.50    1,722,140.84    1,563,164.21     5,232,525.13
                                               5,900,645.69    1,829,694.95    1,401,595.87     2,592,169.99
                                               4,241,791.04    1,259,878.83      940,102.86     1,732,227.50
                                               3,876,452.13    1,172,487.20      771,619.54     1,657,736.29
                                               4,548,508.09    1,325,317.05    1,011,159.05     1,684,751.35
                                               6,003,550.72      994,812.44      830,377.38     1,636,738.99
                                               9,723,792.38      934,448.77      820,270.69     1,461,180.65
                                               8,579,615.58    1,475,605.27      952,033.64     1,590,277.38
                                               8,376,740.32    1,208,918.88      859,979.63     1,841,750.54
                                               5,386,570.61    6,027,727.66    1,493,454.78     2,362,913.25
                                               3,180,629.58    3,162,606.15    5,413,038.71     2,468,410.97
                                               3,188,605.33    1,283,446.01    2,129,631.52    10,896,112.84
                                               4,205,041.23    1,424,477.68    1,324,777.64     4,499,338.06
                                               4,360,766.95    1,521,549.52    1,174,450.71     1,968,777.60
                                               3,034,984.48    1,009,368.88      767,525.66     1,343,202.29
                                               2,708,223.69      876,707.75      638,539.54     1,258,437.86
                                               3,112,130.70      962,765.81      777,469.02     1,231,593.45
                                               3,740,327.97      719,555.75      635,217.07     1,156,616.93
                                               5,562,064.37      686,136.05      635,855.96     1,015,333.86
                                               5,340,095.07    1,160,884.89      737,439.45     1,158,503.22
                                               5,026,063.05      946,303.21      644,831.15     1,295,121.69
                                               2,908,327.87    4,773,066.16    1,217,802.68     1,815,775.75
                                                 997,935.17    2,137,967.35    4,163,463.97     1,759,361.84
                                                 996,018.20      795,086.66    1,476,411.29     8,313,702.36
                                               1,663,142.68      898,580.94      801,775.05     3,102,042.86
                                               1,940,043.88      870,918.52      613,702.66     1,097,149.93
                                                 952,173.39      461,571.13      259,265.60       606,918.63
                                                 774,131.56      270,143.70      195,518.96       536,376.45
                                                 964,229.40      448,791.28      325,554.91       506,201.80
                                               1,167,247.60      259,336.34      224,160.64       371,067.74
                                               2,346,330.25      213,521.58      202,588.30       275,184.24
                                               2,220,699.55      495,805.24      293,518.30       440,281.95
                                               2,302,927.17      413,484.21      215,455.17       488,034.13
                                               1,373,863.47    2,348,019.52      472,229.06       854,921.55
                                                 208,272.70    1,350,854.11    2,308,960.31       893,447.86
                                                 167,649.43      321,990.74      847,299.44     5,518,076.28
                                                 251,493.32      314,052.85      397,111.78     1,895,306.93
                                                 181,575.62      337,056.09      337,674.12       640,275.57
                                                  21,486.17      218,561.32       40,942.94       164,384.31
                                                  28,452.51        9,923.47        9,816.81        81,437.51
                                                  68,926.89        7,761.47       24,623.48        34,771.67
                                                  84,238.99        6,086.91        4,094.79        25,574.54
                                                  65,740.29        2,098.35       39,061.63        10,593.26
                                                  74,808.61        2,098.35        4,094.79        30,016.88
                                                   3,455.97       38,691.71        4,094.79        31,093.36
                                                  16,233.26      104,703.48       31,366.43        48,869.95
                                                       0.00       13,379.00      131,334.62       146,194.57
                                                       0.00            0.00            0.00       111,796.41
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00       10,668.03             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00
                                                       0.00            0.00            0.00             0.00

Total Time Balance of Scheduled Cash Flows   182,725,775.89   67,053,445.56   55,007,050.10   106,617,742.15

------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                                04/17/99
                                                                        08:35 AM
Payment Date                                                                                      15-Apr-99
Collection Period Begin Date                                                                      06-Mar-99
Collection Period End Date                                                31-Aug-97               05-Apr-99

Days in accrual period (30/360)                                                                          30
Days in accrual period (ACT/360)                                                                         31
One-Month LIBOR                                                                                    4.93875%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

Receipts During the Period                                                                   $15,819,271.13

Warranty Repurchases
   Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
   Government obligors                                                                                $0.00
     Total Warranty Repurchases                                                                       $0.00

Total Fixed Rate Collections For The Period                                                  $15,819,271.13

FLOATING RATE COLLATERAL

Receipts During the Period                                                                    $2,933,796.89

Warranty Repurchases
   Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
   Government obligors                                                                                $0.00
     Total Warranty Repurchases                                                                       $0.00

Total Floating Rate Collections For The Period                                                $2,933,796.89

   Pool Balance (Beg. of Collection Period)                                                  $40,718,646.28
   Pool Balance (End of Collection Period)                                                   $37,992,532.74

Total Collection                                                                             $18,753,068.02
Negative Carry Amount                                                                                 $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                          $126,094.24
Pre-Funding Account Reinvestment Income                                                               $0.00

     Total Distribution Amount                                                               $18,879,162.26

MISCELLANEOUS DATA

   FIXED RATE COLLATERAL

   Scheduled Amounts 30 - 59 days past due                                                    $2,251,105.46
   Scheduled Amounts 60 days or more past due                                                 $3,014,651.19
   Net Losses on Liquidated Receivables                                                         $477,020.22
   Number of Loans at Beginning of Period                                                            18,136
   Number of Loans at End of Period                                                                  17,799
   Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
   Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00

   FIOATING RATE COLLATERAL

   Scheduled Amounts 30 - 59 days past due                                                      $291,993.45
   Scheduled Amounts 60 days or more past due                                                   $219,170.32
   Net Losses on Liquidated Receivables                                                             ($36.62)
   Number of Loans at Beginning of Period                                                             3,069
   Number of Loans at End of Period                                                                   2,968
   Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
   Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00

   TOTAL COLLATERAL

   Scheduled Amounts 30 - 59 days past due                                                    $2,543,098.91
   Scheduled Amounts 60 days or more past due                                                 $3,233,821.51
   Net Losses on Liquidated Receivables                                                         $476,983.60
   Number of Loans at Beginning of Period                                                            21,205
   Number of Loans at End of Period                                                                  20,767
   Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
   Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00

   Pre-Funding Account Reinvestment Income                                                            $0.00

------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                            15-Apr-99
Collection Period Begin Date                                                            06-Mar-99
Collection Period End Date                                                              05-Apr-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)           $418,488,144.80
   A-1 Note Beginning Principal Balance                                                     $0.00
   A-2 Note Beginning Principal Balance                                                     $0.00
   A-3 Note Beginning Principal Balance                                           $157,243,550.82
   A-4 Note Beginning Principal Balance                                           $188,591,000.00
   B Note Beginning Principal Balance                                              $40,718,645.45
   C Note Beginning Principal Balance                                              $16,744,948.53
   Certificate Beginning Principal Balance                                         $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                 $402,193,732.12
   A-1 Note Principal Balance (End of Period)                                               $0.00
                               A-1 Note Pool Factor (End of Period)                     0.0000000
   A-2 Note Principal Balance (End of Period)                                               $0.00
                               A-2 Note Pool Factor (End of Period)                     0.0000000
   A-3 Note Principal Balance (End of Period)                                     $144,327,039.27
                               A-3 Note Pool Factor (End of Period)                     0.6089748
   A-4 Note Principal Balance (End of Period)                                     $188,591,000.00
                               A-4 Note Pool Factor (End of Period)                     1.0000000
   B Note Principal Balance (End of Period)                                         37,992,531.91
                             B Note Pool Factor (End of Period)                         0.3878362
   C Note Principal Balance (End of Period)                                        $16,093,160.94
                             C Note Pool Factor (End of Period)                         0.4635261
   Certificate Principal Balance (End of Period)                                   $15,190,000.00
                                  Certificate Pool Factor (End of Period)               1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                  $13,568,299.14
   Pool Balance (Beg. of Collection Period)                                       $377,897,952.97
   Pool Balance (End of Collection Period)                                        $364,329,653.83

Fixed Rate Distribution Amount (FxDA)                                              $15,945,365.37
   Total Collections and Investment Income for the Period                          $15,945,365.37
   Negative Carry Amount                                                                    $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                  $13,568,299.14

FLOATING RATE CONTRACT VALUE DECLINE                                               $2,726,113.54
   Pool Balance (Beg. of Collection Period)                                        $40,718,646.28
   Pool Balance (End of Collection Period)                                         $37,992,532.74

Floating Rate Distribution Amount (FltDA)                                           $2,933,796.89

Principal Allocation to Notes and Certificates
   A-1 Noteholders' Principal Distributable Amount                                          $0.00
   A-2 Noteholders' Principal Distributable Amount                                          $0.00
   A-3 Noteholders' Principal Distributable Amount                                 $12,916,511.56
   A-4 Noteholders' Principal Distributable Amount                                          $0.00
   B Noteholders' Principal Distributable Amount                                    $2,726,113.54
   C Noteholders' Principal Distributable Amount                                      $651,787.58
   Certificateholders' Principal Distributable Amount                                       $0.00

Interest Distributable Amount                                                         $988,252.31
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                       $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                       $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                 $817,666.46
   Noteholders' Interest Distributable Amount applicable to A-4 Notes               $1,007,390.26
   Noteholders' Interest Distributable Amount applicable to B Notes                   $180,181.42
   Noteholders' Interest Distributable Amount applicable to C Notes                    $89,445.93
   Certificateholders' Interest Distributable Amount                                   $81,139.92

Spread Account
   Beginning Spread Account Balance                                                $17,359,205.00
   Deposit to Spread Account from Pre-Funding Account                                       $0.00
   Deposit to Spread Account from Excess Collections over Distributions               $489,898.84
   Distribution from Spread Account for Interest / Principal Shortfall                      $0.00

   Specified Spread Account Balance                                                $17,359,205.00
   Ending Spread Account Balance (after distributions)                             $17,359,205.00

Credit Enhancement                                                                          4.35%
   Spread account % of Ending Pool Balance                                                  4.31%
   Overcollateralization % of Ending Pool Balance                                           0.03%

Scheduled Amounts 30 - 59 days past due                                             $2,543,098.91
                                     as % of Ending Pool Balance                            0.63%
Scheduled Amounts 60 days or more past due                                          $3,233,821.51
                                     as % of Ending Pool Balance                            0.80%
Net Losses on Liquidated Receivables                                                  $476,983.60
                                     as % of Ending Pool Balance                            0.12%

PART III -- SERVICING CALCULATIONS                                     15-Apr-99
1.  Sources and Uses of Collection Account
    Balance                                      Pool 1 Cutoff             Pool 1           Pool 2          Pool 3           Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                            8.637%            8.637%           8.833%          8.872%           8.799%
Fixed Rate Contract Value (Beg. of Collection
     Period), by origination pool                                 $170,652,568.06   $60,803,245.99   $49,995,508.05  $96,446,630.87
Fixed Rate Contract Value  (End of Collection
     Period), by origination pool               $358,115,964.52   $164,270,836.20   $58,931,649.65   $48,133,637.17  $92,993,530.81
                                                ---------------   ---------------   --------------   --------------  --------------
Fixed Rate Contract Value Decline                                   $6,381,731.86    $1,871,596.34   $1,861,870.88    $3,453,100.06
                                                                            3.74%            3.08%           3.72%            3.58%
Fixed Rate Initial Pool Balance                                   $377,897,952.97
Fixed Rate Pool Balance (End of Collection
     Period)                                                      $364,329,653.83

Fixed Rate Collections and Investment Income
     for the period                                                $15,945,365.37
Negative Carry Amount                                                       $0.00

Fixed Rate Distribution Amount (FxDA)                              $15,945,365.37
Fixed Rate Principal Distribution Amount
     (FxPDA)                                                       $13,568,299.14

Initial C Percentage                                                       4.000%
Fixed Rate Unscheduled Principal (per pool)                                 $0.00            $0.00           $0.00            $0.00
Total Fixed Rate Unscheduled Principal                                      $0.00

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of
     Collection Period)                                            $40,718,646.28
Floating  Rate Contract Value (End of
     Collection Period)                                            $37,992,532.74
                                                                   --------------
Floating Rate Contract Value Decline                                $2,726,113.54

Floating Rate Distribution Amount (FltDA)                           $2,933,796.89
Floating Rate Principal Distribution Amount
     (FltPDA)                                                       $2,726,113.54

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
A-1 Noteholders' Share of the Fixed Rate
     Principal Distribution Amount                                          0.00%
A-1 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount
     Remaining                                                     $13,568,299.14
Floating  Rate Principal Distribution Amount
     Remaining                                                      $2,726,113.54

A-2 Note Beginning Principal Balance                                        $0.00
A-2 Noteholders' Principal Carryover Shortfall
     (Previous  Period)                                                     $0.00
A-2 Noteholders' Share of the Fixed Rate
     Principal Distribution Amount                                          0.00%
A-2 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount
     Remaining                                                     $13,568,299.14
Floating  Rate Principal Distribution Amount
     Remaining                                                      $2,726,113.54

A-3 Note Beginning Principal Balance                              $157,243,550.82
A-3 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
A-3 Noteholders' Share of the Fixed Rate
     Principal Distribution Amount                                         95.20%
A-3 Noteholders' Principal Distributable Amount                    $12,916,511.56

Fixed Rate Principal Distribution Amount
     Remaining                                                        $651,787.58
Floating  Rate Principal Distribution Amount
     Remaining                                                      $2,726,113.54

A-4 Note Beginning Principal Balance                              $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
A-4 Noteholders' Share of the Fixed Rate
     Principal Distribution Amount                                          0.00%
A-4 Noteholders' Principal Distributable Amount                             $0.00

Fixed Rate Principal Distribution Amount
     Remaining                                                        $651,787.58
Floating  Rate Principal Distribution Amount
     Remaining                                                      $2,726,113.54

B Note Beginning Principal Balance                                 $40,718,645.45
B Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
B Noteholders' Share of the Floating Rate
     Principal Distribution Amount                                        100.00%
B Noteholders' Principal Distributable Amount                       $2,726,113.54

Fixed Rate Principal Distribution Amount
     Remaining                                                        $651,787.58
Floating  Rate Principal Distribution Amount
     Remaining                                                              $0.00

C Note Beginning Principal Balance                                 $16,744,948.53
C Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
C Noteholders' Share of the Fixed
     Rate & Floating Rate Principal
        Distribution Amounts                                                4.00%
C Noteholders' Principal Distributable Amount                         $651,787.58

Fixed Rate Principal Distribution Amount
     Remaining                                                              $0.00
Floating  Rate Principal Distribution Amount
     Remaining                                                              $0.00

Certificate Beginning Principal Balance                            $15,190,000.00
Certificateholders' Principal Carryover
     Shortfall (Previous Period)                                            $0.00
Certificateholders' Share of the Fixed
     Rate & Floating Rate Principal
        Distribution Amounts                                                0.00%
Certificateholders' Principal Distributable
     Amount                                                                 $0.00

Interest Accrued on Class A-1 Notes this period         5.6120%             $0.00
Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-1 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
     applicable to A-1 Notes                                                $0.00

Interest Accrued on Class A-2 Notes this period         5.9140%             $0.00
Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
     applicable to A-2 Notes                                                $0.00

Interest Accrued on Class A-3 Notes this period         6.2400%       $817,666.46
Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
     applicable to A-3 Notes                                          $817,666.46

Interest Accrued on Class A-4 Notes this period         6.4100%     $1,007,390.26
Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Noteholders' Interest Distributable Amount
     applicable to A-4 Notes                                        $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and
     A-4 Notes this period                                          $1,825,056.72
Offered Noteholders' Interest Carryover
     Shortfall (Previous Period)                                            $0.00
Interest Due (in Arrears) on above Shortfall                                $0.00
Offered Noteholders' Interest Distributable
     Amount                                                         $1,825,056.72

Class B Notes Net Funds Cap                                              5.92310%
Class B Accrual Rate (Min(Net Funds Cap,
     1 Month Libor +20bp))                                               5.13875%
Net Funds Cap?                                                                 NO

Interest Accrued on Class B Notes this period                                             1 Month Libor +            $180,181.42
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                     $180,181.42
Preliminary Class B Net Funds Cap Carryover Amount                                                                         $0.00

Interest Accrued on Class C Notes this period                                                     6.4100%             $89,445.93
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                                      $89,445.93

Interest Accrued on Certificates this period                                                      6.4100%             $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Certificateholders' Interest Distributable Amount                                                                     $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

a. FIXED RATE DISTRIBUTION AMOUNT (FxDA)                                                                          $15,945,365.37

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                                    $0.00
Fixed Rate Percentage of Administration Fee Accrued during this Period                            $500.00                $150.46
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                                   $150.46
Fixed Rate Percentage of Administration Fee Shortfall                                                                      $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $15,945,214.91

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                      $817,666.46
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                             $817,666.46
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                                    $1,007,390.26
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                           $1,007,390.26
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $1,825,056.72
Offered Noteholders' Interest Paid this Period from FxDA                                                           $1,825,056.72
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $14,120,158.19

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class C Notes this period                                                                         $89,445.93
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                                $89,445.93
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $14,030,712.26

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $14,030,712.26

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $14,030,712.26

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                           $12,916,511.56
A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                                    $12,916,511.56
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                     $1,114,200.71

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Excess Distribution Amount                                                                        $1,114,200.71

b. FLOATING RATE DISTRIBUTION AMOUNT (FltDA)                                                                       $2,933,796.89

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                                 $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                                 $16.21
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                                $16.21
Floating Rate Percentage of Administration Fee Shortfall                                                                   $0.00

Total Floating Rate Distribution Amount Remaining                                                                  $2,933,780.68

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class B Notes this period                                                                        $180,181.42
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                              $180,181.42
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Floating Rate Distribution Amount Remaining                                                                  $2,753,599.26

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $2,726,113.54
B Noteholders' Principal Distributable Amount Paid from FltDA                                                      $2,726,113.54
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Floating Rate Excess Distribution Amount                                                                        $27,485.72

c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                             $1,114,200.71

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                         $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining                     $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                        $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                        $0.00

Remaining Fixed Rate Excess Distribution Amount                                                                    $1,114,200.71

d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                             $27,485.72

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                        $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                         $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                               $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                        $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                         $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                       $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                        $0.00

Remaining Floating Rate Excess Distribution Amount                                                                    $27,485.72

e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                                     $1,141,686.43

C Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
C Noteholders' Monthly Principal Distributable Amount                                                                $651,787.58
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                         $651,787.58
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $489,898.84

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                      $0.00

New Collateral Purchased                                                                                                   $0.00
Deposit to Spread Account                                                                           2.00%                  $0.00
                                                                                                                           -----
Payment to Seller                                                                                                          $0.00

Ending Pre-Funding Account Balance                                                                                         $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                         142 days                  $0.00

Pre-Funded Percentage                                                                                                     0.000%
Negative Carry Withdrawls                                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                                               $4,724,734.08
Maximum Negative Carry Amount                                                                     89 days                  $0.00
Required Negative Carry Account Balance                                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                                              $0.00
Negative Carry Amount Released to Seller                                                                                   $0.00

Ending Negative Carry Account Balance                                                                                      $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                  $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                 $489,898.84

Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                        $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Preliminary Spread Account Balance Remaining                                                                      $17,849,103.84

Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                       $1,481,239.96
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                      NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $5,724,242.64
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                             NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                                $3,233,821.51
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                       NO
Are any of the three conditions "YES"?                                                                    NO


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
to the trust was:                                                                                                   1,165,589.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                                2,646,829.50
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                       NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                           $144,327,039.27
Preliminary A-4 Note Principal Balance (End of Period)                                                           $188,591,000.00
Preliminary B Note Principal Balance (End of Period)                                                              $37,992,531.91
Preliminary C Note Principal Balance (End of Period)                                                              $16,093,160.94
Preliminary Total Principal Balance of Notes  (End of Period)                                                    $387,003,732.12

Specified Spread Account Balance                                                                                   17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                               2.00%          17,359,205.00

(b) the Note Balance                                                                                              387,003,732.12

Preliminary Spread Account Balance Remaining                                                                      $17,849,103.84
Preliminary Excess Amount in Spread Account                                                                          $489,898.84
Preliminary Shortfall Amount in Spread Account                                                                             $0.00

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                         $0.00

Spread Account Excess                                                                                                $489,898.84

Ending Spread Account Balance (after distributions)                                                               $17,359,205.00
Net Change in Spread Account Balance                                                                                       $0.00

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $489,898.84

Preliminary Class B Net Funds Cap Carryover Amount                                                                         $0.00
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                                $0.00
Class B Net Funds Cap Carryover Amount                                                                                     $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $489,898.84

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Interest Accrued on Certificates this period                                                                          $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                    $81,139.92
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $408,758.92

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                            $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $408,758.92

Servicing Fee Shortfall (Previous Period)                                                                              49,518.11
Servicing Fees Accrued during this Period                                                           1.00%            $348,847.17
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                                  $398,365.27
Adjustment to Servicing Fee                                                                                                $0.00
Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
Servicing Fee Shortfall                                                                                                    $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                    $10,393.65

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                                 $0.00
A-2 Note Principal Balance (End of Period)                                                                                 $0.00
A-3 Note Principal Balance (End of Period)                                                                       $144,327,039.27
A-4 Note Principal Balance (End of Period)                                                                       $188,591,000.00
B Note Principal Balance (End of Period)                                                                          $37,992,531.91
C Note Principal Balance (End of Period)                                                                          $16,093,160.94
Certificate Principal Balance (End of Period)                                                                     $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                                $402,193,732.12

A-1 Note Pool Factor (End of Period)                                                       $90,000,000.00              0.0000000
A-2 Note Pool Factor (End of Period)                                                      $204,500,000.00              0.0000000
A-3 Note Pool Factor (End of Period)                                                      $237,000,000.00              0.6089748
A-4 Note Pool Factor (End of Period)                                                      $188,591,000.00              1.0000000
B Note Pool Factor (End of Period)                                                         $97,960,250.00              0.3878362
C Note Pool Factor (End of Period)                                                         $34,719,000.00              0.4635261
Certificate Pool Factor (End of Period)                                                    $15,190,000.00              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                                 0.4633781

Specified Spread Account Balance (after all distributions and adjustments)                                        $17,359,205.00

-----------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                         15-Apr-99
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (b)   A-2 Notes:                                                                       $0.00
         per $1,000 original principal amount:                                            $0.00

   (c)   A-3 Notes:                                                              $12,916,511.56
         per $1,000 original principal amount:                                           $54.50

   (d)   A-4 Notes:                                                                       $0.00
         per $1,000 original principal amount:                                            $0.00

   (e)   B Notes:                                                                 $2,726,113.54
         per $1,000 original principal amount:                                           $27.83

   (f)   C Notes:                                                                   $651,787.58
         per $1,000 original principal amount:                                           $18.77

   (g)   Total                                                                   $16,294,412.68

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (b)  A-2 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (c)  A-3 Notes:                                                                  $817,666.46
        per $1,000 original principal amount:                                             $3.45

   (d)  A-4 Notes:                                                                $1,007,390.26
        per $1,000 original principal amount:                                             $5.34

   (e)  B Notes:                                                                    $180,181.42
        per $1,000 original principal amount:                                             $1.84

   (f)  C Notes:                                                                     $89,445.93
        per $1,000 original principal amount:                                             $2.58

   (g)  Total                                                                     $2,094,684.07

(3) Pool Balance at the end of the related Collection Period                    $402,322,186.57

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                    $0.00
       (ii) A-1 Note Pool Factor:                                                     0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                    $0.00
       (ii) A-2 Note Pool Factor:                                                     0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                          $144,327,039.27
       (ii) A-3 Note Pool Factor:                                                     0.6089748

   (d) (i)  outstanding principal amount of A-4 Notes:                          $188,591,000.00
       (ii) A-4 Note Pool Factor:                                                     1.0000000

   (e) (i)  outstanding principal amount of B Notes:                             $37,992,531.91
       (ii) B Note Pool Factor:                                                       0.3878362

   (f) (i)  outstanding principal amount of C Notes:                             $16,093,160.94
       (ii) C Note Pool Factor:                                                       0.4635261

   (g) (i)  Certificate Balance                                                  $15,190,000.00
       (ii) Certificate Pool Factor:                                                  1.0000000

(5)  Amount of Servicing Fee:                                                       $398,365.27
        per $1,000, Beginning of Collection Period:                                  1.88467135

(6)  Amount of Administration Fee:                                                      $166.67
        per $1,000, Beginning of Collection Period:                                  0.00078850

(7)  Aggregate Purchase Amounts for Collection Period:                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                        $476,983.60

(9)  Amount in Spread Account:                                                   $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                     NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                   $0.00

-----------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                         15-Apr-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (b)  A-2 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (c)  A-3 Notes:                                                               $12,916,511.56
        per $1,000 original principal amount:                                            $54.50

   (d)  A-4 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (e)  B Notes:                                                                  $2,726,113.54
        per $1,000 original principal amount:                                            $27.83

   (f)  C Notes:                                                                    $651,787.58
        per $1,000 original principal amount:                                            $18.77

   (g)  Certificates:                                                                     $0.00
        per $1,000 original principal amount:                                             $0.00

   (h)  Total:                                                                   $16,294,412.68

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (b)  A-2 Notes:                                                                        $0.00
        per $1,000 original principal amount:                                             $0.00

   (c)  A-3 Notes:                                                                  $817,666.46
        per $1,000 original principal amount:                                             $3.45

   (d)  A-4 Notes:                                                                $1,007,390.26
        per $1,000 original principal amount:                                             $5.34

   (e)  B Notes:                                                                    $180,181.42
        per $1,000 original principal amount:                                             $1.84

   (f)  C Notes:                                                                     $89,445.93
        per $1,000 original principal amount:                                             $2.58

   (g)  Certificates:                                                                $81,139.92
        per $1,000 original principal amount:                                             $5.34

   (h)  Total:                                                                    $1,995,642.57

(3)  Pool Balance at end of related Collection Period:                          $402,322,186.57

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                    $0.00
       (ii) A-1 Note Pool Factor:                                                     0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                    $0.00
       (ii) A-2 Note Pool Factor:                                                     0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                          $144,327,039.27
       (ii) A-3 Note Pool Factor:                                                     0.6089748

   (d) (i)  outstanding principal amount of A-4 Notes:                          $188,591,000.00
       (ii) A-4 Note Pool Factor:                                                     1.0000000

   (e) (i)  outstanding principal amount of B Notes:                             $37,992,531.91
       (ii) B Note Pool Factor:                                                       0.3878362

   (f) (i)  outstanding principal amount of C Notes:                             $16,093,160.94
       (ii) C Note Pool Factor:                                                       0.4635261

   (g) (i)  Certificate Balance                                                  $15,190,000.00
       (ii) Certificate Pool Factor:                                                  1.0000000

(5)  Amount of Servicing Fee:                                                       $398,365.27
        per $1,000 Beginning of Collection Period:                                    1.8846714

(6)  Amount of Administration Fee:                                                      $166.67
        per $1,000 Beginning of Collection Period:                                    0.0007885

(7)  Aggregate Purchase Amounts for Collection Period:                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                        $476,983.60

(9)  Amount in Spread Account:                                                   $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the     NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                   $0.00

-----------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                         15-Apr-99

(1)  Payment of Administration Fee to Administrator:                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                 $2,094,684.07

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                        $16,294,412.68

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                     $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                          $0.00

(6)  Payment of Servicing Fee to Servicer:                                          $398,365.27

(7) Release to Seller from Excess Collections over Distributions                     $10,393.65

Check for Error                                                          NO ERROR

Sum of Above Distributions                                               $18,879,162.26
Total Distribution Amount plus Releases to Seller                        $18,879,162.26

-----------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                             15-Apr-99
 (1)  Total Distribution Amount:                                                                                     $18,879,162.26

 (2)  Administration Fee:                                                                                                   $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                     $0.00

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $817,666.46

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                 $180,181.42

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                                  $89,445.93

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                        $0.00

(15)  Offered Noteholders' Interest Distributable Amount'
        deposited into Note Distribution Account:                                                                     $2,094,684.07

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                             0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $12,916,511.56

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            95.20%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                               $12,916,511.56

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                          $2,726,113.54

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                          100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                                  $2,726,113.54

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                            $651,787.58

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                               4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                                    $651,787.58

(40)  Noteholders' Principal Distribution Amount:                                                                    $16,294,412.68

(41)  Noteholders' Distributable Amount:                                                                             $18,389,096.75

(42)  Deposit to Spread Account (from excess collections):                                                              $489,898.84

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $17,359,205.00
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                             $17,359,205.00

   (b) the Note Balance                                                                                             $387,003,732.12

(44)  Spread Account Balance over the Specified Spread Account Balance:                                                 $489,898.84

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                                  $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                                            $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                                 $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders                          0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                     $0.00

(53)  Certificateholders' Distributable Amount:                                                                          $81,139.92

(54)  Servicing Fee:                                                                                                    $398,365.27

(55)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                 $10,393.65
   (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00

(56)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                         $0.00

(57)  Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:                                                      $418,616,599.25

(58)  After giving effect to all distributions on such Payment Date:
        Outstanding Principal Balance of A-1 Notes:                                                                           $0.00
        A-1 Note Pool Factor:                                                                                             0.0000000

        Outstanding Principal Balance of A-2 Notes:                                                                           $0.00
        A-2 Note Pool Factor:                                                                                             0.0000000

        Outstanding Principal Balance of A-3 Notes:                                                                 $144,327,039.27
        A-3 Note Pool Factor:                                                                                             0.6089748

        Outstanding Principal Balance of A-4 Notes:                                                                 $188,591,000.00
        A-4 Note Pool Factor:                                                                                             1.0000000

        Outstanding Principal Balance of B Notes:                                                                    $37,992,531.91
        B Note Pool Factor:                                                                                               0.3878362

        Outstanding Principal Balance of C Notes:                                                                    $16,093,160.94
        C Note Pool Factor:                                                                                               0.4635261

        Outstanding Principal Balance of the Certificates:                                                           $15,190,000.00
        Certificate Pool Factor:                                                                                          1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $476,983.60

(61)  Spread Account Balance after giving effect to all distributions:                                               $17,359,205.00

-----------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                       17-Apr-99
                                        08:46 AM
Prepared by  Shawn Ostrowski   File: us98a7.xls
  (414) 636-5284

                                  ---------------------------------------------------------------------------
NPV Data Input Section               05-Apr-99     05-Apr-99     05-Apr-99      05-Apr-99      05-Apr-99
                                  ---------------------------------------------------------------------------
Scheduled cash flows as of the
 indicated cutoff date                 Pool 1        Pool 2        Pool 3         Pool 4         Pool 5
Row 0 is total delinquent amount
 valued without discounting          3,336,912.75  1,598,336.44  2,549,497.17   1,988,535.61       3,454.84
                                     3,272,574.09  1,437,619.27  1,489,658.88   2,256,152.96      62,408.01
                                     3,025,566.64  1,333,868.92  1,472,715.60     987,716.44      15,822.82
                                     3,364,237.10  1,402,393.33  1,513,489.80     946,437.78       2,319.53
                                     3,444,596.30  1,573,099.54  1,583,757.46     994,734.92       2,319.53
                                     4,359,046.96  1,688,170.51  1,812,015.17   1,082,738.77       2,319.53
                                     3,258,661.48  1,320,695.09  1,580,015.02   1,105,127.46       2,319.53
                                     3,948,486.99  1,422,230.45  1,450,891.62     965,861.05      22,969.79
                                    10,212,605.03  1,647,601.54  2,202,560.54   1,060,822.89       4,362.93
                                    13,663,442.64  3,196,409.22  2,162,677.65   1,197,606.88       2,319.53
                                     5,800,884.36  6,003,414.51  2,041,537.26     960,078.25       2,319.53
                                     2,933,100.53  3,609,251.88  6,635,104.38   1,125,588.40       2,319.53
                                     2,647,745.48  1,342,948.76  4,678,790.26   3,486,378.99       2,319.53
                                     2,622,122.03  1,270,076.15  1,332,722.65   2,191,133.23      34,045.00
                                     2,633,192.56  1,125,554.55  1,278,574.43     910,161.31      15,822.82
                                     2,867,659.68  1,223,739.52  1,296,751.40     880,457.16       2,319.53
                                     3,025,398.07  1,403,785.25  1,383,212.66     923,391.12       2,319.53
                                     3,854,321.45  1,523,791.45  1,616,941.99   1,029,128.11       2,319.53
                                     2,897,894.09  1,148,874.88  1,406,191.35   1,019,116.64       2,319.53
                                     3,547,042.74  1,276,199.79  1,280,068.57     890,777.67      22,969.79
                                     9,464,428.27  1,534,860.32  2,007,661.56     982,626.82       4,362.93
                                    12,821,182.95  3,000,489.33  1,959,202.99   1,121,965.23       2,319.53
                                     4,945,962.55  5,719,281.58  1,854,159.26     917,180.22       2,319.53
                                     2,202,623.95  3,324,566.86  6,364,087.97   1,057,703.51       2,319.53
                                     1,992,231.62    911,779.26  4,246,099.40   3,337,582.07       2,319.53
                                     1,950,364.74    961,537.26  1,044,396.35   2,033,052.25      26,458.01
                                     1,924,414.28    826,520.06    963,298.66     727,592.62      12,743.55
                                     2,047,511.30    922,931.64    959,630.57     704,778.88       2,319.53
                                     2,287,737.63  1,054,901.24  1,026,263.72     758,893.35       2,319.53
                                     3,008,386.45  1,100,725.12  1,116,794.08     854,505.31       2,319.53
                                     2,155,848.53    802,031.83  1,039,067.38     836,322.73       2,319.53
                                     2,667,299.84    935,085.18    917,710.35     715,914.41      22,969.79
                                     7,362,953.19  1,085,208.67  1,526,533.77     745,106.83       2,319.53
                                     9,156,028.41  2,437,593.91  1,392,314.55     894,997.17       2,319.53
                                     3,307,180.75  3,974,776.31  1,426,252.57     754,862.44       2,319.53
                                     1,042,404.46  2,111,388.05  4,333,518.19     904,258.37       2,319.53
                                       857,784.04    408,039.97  2,723,665.67   2,754,747.85       2,319.53
                                       828,439.38    370,118.56    543,910.36   1,356,287.85      22,966.53
                                       802,300.12    321,197.38    341,282.21     271,779.04      12,138.58
                                       896,876.37    347,976.81    371,281.56     225,684.19       1,714.56
                                     1,033,585.20    460,762.35    434,098.52     291,521.53       1,714.56
                                     1,731,298.38    515,817.22    451,577.01     355,182.51       1,714.56
                                     1,072,543.26    306,298.86    388,039.26     292,527.13       1,714.56
                                     1,473,278.17    367,939.81    322,945.78     222,268.87      22,364.82
                                     5,033,758.97    516,495.99    547,919.99     224,424.52       1,714.56
                                     6,409,155.23  1,702,914.25    723,257.11     374,390.55       1,714.56
                                     1,992,963.45  2,460,024.96    844,870.50     244,569.44       1,714.56
                                       224,831.11    942,511.79  2,932,523.72     432,974.05       1,714.56
                                       166,553.56    164,160.44  1,544,634.50   1,697,015.91       1,714.56
                                        79,915.16     54,450.82    106,903.17     660,878.64      22,364.82
                                        12,449.53      7,144.08     80,559.99      84,362.51      10,424.02
                                        24,520.17     18,680.56     63,079.26       2,190.77           0.00
                                        15,806.63     67,220.77     22,211.70      19,828.82           0.00
                                       112,028.38     30,411.24     31,394.35      56,530.99           0.00
                                        88,654.08     21,658.41     17,979.75      16,253.18           0.00
                                       105,270.99     31,367.97          0.00       1,253.18           0.00
                                       261,059.94     45,344.72     56,987.58       1,253.18           0.00
                                       174,383.93    371,660.79     23,920.99      13,253.17           0.00
                                             0.00     59,193.68     38,491.14       1,253.18           0.00
                                             0.00          0.00    151,969.91      64,806.11           0.00
                                             0.00          0.00          0.00     115,039.51           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
                                             0.00          0.00          0.00           0.00           0.00
Total Time Balance of Scheduled
 Cash Flows                        176,449,505.94 76,843,129.10 85,707,669.26  53,129,564.53     412,068.34

-------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$90,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$45,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$80,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$5,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284                     04/17/99
Scheduled Payment Date                                                               15-Apr-99
Actual Payment Date                                                                  15-Apr-99
Collection Period Begin Date                                                         06-Mar-99
Collection Period End Date                                       31-Jan-98           05-Apr-99
Days in accrual period (30/360)                                                             30
Days in accrual period (ACT/360)                                                            31


PART I -- MONTHLY DATA INPUT 110

 Receipts During the Period                                                     $22,514,270.32

Warranty Repurchases
    Contracts deferred beyond Final Scheduled
     Maturity Date                                                                       $0.00
    Government obligors                                                                  $0.00
          Total Warranty Repurchases                                                     $0.00

Total Collections For The Period                                                $22,514,270.32

   Pool Balance (Beg. of Collection Period)                                    $360,007,862.10
   Pool Balance (End of Collection Period)                                     $339,535,245.25


Total Collection                                                                $22,514,270.32
Negative Carry Withdrawls                                                                $0.00

Reinvestment Income (including Pre-Funding
 Account and Spread Account)                                                       $121,351.51
Pre-Funding Account Reinvestment Income                                                  $0.00

   Total Distribution Amount                                                    $22,635,621.83


MISCELLANEOUS DATA

   Total Collateral
    Scheduled Amounts 30 - 59 days past due                                      $3,031,768.74
    Scheduled Amounts 60 days or more past due                                   $1,908,544.15
    Net Losses on Liquidated Receivables                                           $378,415.62
    Number of Loans at Beginning of Period                                              13,150
    Number of Loans at End of Period                                                    12,854
    Repossessed Equipment not Sold or Reassigned (Beginning)                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                   $0.00

    Pre-Funding Account Reinvestment Income                                              $0.00

-----------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                          15-Apr-99
Collection Period Begin Date                                                                                 06-Mar-99
Collection Period End Date                                                                                   05-Apr-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                $360,007,862.10
   A-1 Note Beginning Principal Balance                                                                          $0.00
   A-2 Note Beginning Principal Balance                                                                  $8,470,547.62
   A-3 Note Beginning Principal Balance                                                                $145,750,000.00
   A-4 Note Beginning Principal Balance                                                                $180,449,000.00
   B Note Beginning Principal Balance                                                                   $14,400,314.48
   Certificate Beginning Principal Balance                                                              $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                      $339,535,245.25
   A-1 Note Principal Balance (End of Period)                                                                    $0.00
                                         A-1 Note Pool Factor (End of Period)                                0.0000000
   A-2 Note Principal Balance (End of Period)                                                                    $0.00
                                         A-2 Note Pool Factor (End of Period)                                0.0000000
   A-3 Note Principal Balance (End of Period)                                                          $134,566,835.44
                                         A-3 Note Pool Factor (End of Period)                                0.9232716
   A-4 Note Principal Balance (End of Period)                                                          $180,449,000.00
                                         A-4 Note Pool Factor (End of Period)                                1.0000000
   B Note Principal Balance (End of Period)                                                             $13,581,409.81
                                         B Note Pool Factor (End of Period)                                  0.5432564
   Certificate Principal Balance (End of Period)                                                        $10,938,000.00
                                         Certificate Pool Factor (End of Period)                             1.0000000

COLLATERAL VALUE DECLINE                                                                                $20,472,616.85
   Pool Balance (Beg. of Collection Period)                                                            $360,007,862.10
   Pool Balance (End of Collection Period)                                                             $339,535,245.25

Total Distribution Amount (TDA)                                                                         $22,635,621.83
   Total Collections and Investment Income for the Period                                               $22,635,621.83
   Negative Carry Withdrawls                                                                                     $0.00

Principal Distribution Amount  (PDA)                                                                    $20,472,616.85

Principal Allocation to Notes and Certificates                                                          $20,472,616.85
   A-1 Noteholders' Principal Distributable Amount                                                               $0.00
   A-2 Noteholders' Principal Distributable Amount                                                       $8,470,547.62
   A-3 Noteholders' Principal Distributable Amount                                                      $11,183,164.56
   A-4 Noteholders' Principal Distributable Amount                                                               $0.00
   B Noteholders' Principal Distributable Amount                                                           $818,904.67
   Certificateholders' Principal Distributable Amount                                                            $0.00

Interest Distributable Amount                                                                            $1,740,065.39
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $40,788.51
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $697,170.83
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                      $876,681.39
   Noteholders' Interest Distributable Amount applicable to B Notes                                         $71,281.56
   Certificateholders' Interest Distributable Amount                                                        $54,143.10

Spread Account
   Beginning Spread Account Balance                                                                     $12,499,977.37
   Deposit to Spread Account from Pre-Funding Account                                                            $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                    $476,916.02
   Distribution from Spread Account for Interest / Principal Shortfall                                           $0.00

   Specified Spread Account Balance                                                                     $12,499,977.37
   Ending Spread Account Balance (after distributions)                                                  $12,499,977.37

Credit Enhancement                                                                                               3.68%
   Spread account % of Ending Pool Balance                                                                       3.68%
   Overcollateralization % of Ending Pool Balance                                                                0.00%

Scheduled Amounts 30 - 59 days past due                                                                  $3,031,768.74
                      as % of Ending Pool Balance                                                                0.89%
Scheduled Amounts 60 days or more past due                                                               $1,908,544.15
                      as % of Ending Pool Balance                                                                0.56%
Net Losses on Liquidated Receivables                                                                       $378,415.62
                      as % of Ending Pool Balance                                                                0.11%

PART III -- SERVICING CALCULATIONS                               15-Apr-99

1.  SOURCES AND USES OF COLLECTION
    ACCOUNT BALANCE                       Pool 1 Cutoff           Pool 1         Pool 2         Pool 3         Pool 4       Pool 5

Wtd. Avg. APR                                     8.758%          8.758%         8.597%         8.491%         9.174%       9.428%
Contract Value (Beg. of Collection
 Period), by origination pool                            $159,560,308.63 $69,962,918.71 $81,638,222.36 $48,497,896.95  $348,515.45
Contract Value  (End of Collection
 Period), by origination pool            $325,333,194.29 $152,812,939.02 $66,542,603.97 $74,237,618.22 $45,591,451.50  $350,632.54
                                         --------------- --------------- -------------- -------------- --------------  -----------
Contract Value Decline                                     $6,747,369.61  $3,420,314.74  $7,400,604.14  $2,906,445.45   ($2,117.09)
                                                                   4.23%          4.89%          9.07%          5.99%        -0.61%
Initial Pool Balance                                     $624,998,868.47
Pool Balance (End of Collection Period)                  $339,535,245.25

Collections and Investment Income
 for the period                                           $22,635,621.83
Negative Carry Withdrawls                                          $0.00

Total Distribution Amount (TDA)                           $22,635,621.83
Principal Distribution Amount (PDA)                       $20,472,616.85

Initial B Percentage                                              4.000%
Unscheduled Principal (per pool)                             $657,916.98          $0.00          $0.00          $0.00         $0.00
Total Unscheduled Principal                                  $657,916.98

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                               $0.00
A-1 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Share of the Principal
 Distribution Amount                                               0.00%
Preliminary A-1 Noteholders' Principal;
 Distributable Amount                                              $0.00
One-Time Excess Prefunding Account
 Payment                                                           $0.00
A-1 Noteholders' Principal Distributable
 Amount                                                            $0.00

Principal Distribution Amount Remaining                   $20,472,616.85

A-2 Note Beginning Principal Balance                       $8,470,547.62
A-2 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Share of the Principal
 Distribution Amount                                              41.38%
A-2 Noteholders' Principal Distributable
 Amount                                                    $8,470,547.62

Principal Distribution Amount Remaining                   $12,002,069.23

A-3 Note Beginning Principal Balance                     $145,750,000.00
A-3 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Share of the Principal
 Distribution Amount                                              54.62%
A-3 Noteholders' Principal Distributable
 Amount                                                   $11,183,164.56

Principal Distribution Amount Remaining                      $818,904.67

A-4 Note Beginning Principal Balance                     $180,449,000.00
A-4 Noteholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
A-4 Noteholders' Share of the Principal
 Distribution Amount                                               0.00%
A-4 Noteholders' Principal Distributable
 Amount                                                            $0.00

Principal Distribution Amount Remaining                      $818,904.67

B Note Beginning Principal Balance                        $14,400,314.48
B Noteholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
B Noteholders' Share of the Principal
 Distribution Amount                                               4.00%
B Noteholders' Principal Distributable
 Amount                                                      $818,904.67

Principal Distribution Amount Remaining                            $0.00

Certificate Beginning Principal Balance                   $10,938,000.00
Certificateholders' Principal Carryover
 Shortfall (Previous Period)                                       $0.00
Certificateholders' Share of the Principal
 Distribution Amount                                               0.00%
Certificateholders' Principal Distributable
 Amount                                                            $0.00

Interest Accrued on Class A-1 Notes this period  5.5450%           $0.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                       $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                           $0.00

Interest Accrued on Class A-2 Notes this period  5.5920%      $40,788.51
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                       $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                                      $40,788.51

Interest Accrued on Class A-3 Notes this period  5.7400%     $697,170.83
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                       $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                                      $697,170.83

Interest Accrued on Class A-4 Notes this period  5.8300%      $876,681.39
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                        $0.00
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes                                      $876,681.39

Interest Accrued on Class A-1, A-2, A-3
 and A-4 Notes this period                                  $1,614,640.73
Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                        $0.00
Offered Noteholders' Interest Distributable
 Amount                                                     $1,614,640.73
Interest Accrued on Class B Notes this period     5.9400%      $71,281.56
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                            $0.00
Interest Due (in Arrears) on above Shortfall                        $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                         $71,281.56

Interest Accrued on Certificates this period      5.9400%      $54,143.10
Certificateholders' Interest Carryover
 Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on Above Shortfall                        $0.00
Certificateholders' Interest Distributable Amount              $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                         $22,635,621.83

Administration Fee Shortfall (Previous Period)                      $0.00
Administration Fee Accrued during this Period     $500.00         $166.67
Administration Fee Paid this Period from TDA                      $166.67
Administration Fee Shortfall                                        $0.00

Total Distribution Amount Remaining                        $22,635,455.16

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                        $0.00
Interest Accrued on Class A-1 Notes this period                     $0.00
Noteholders' Interest applicable to A-1 Notes
 Paid this Period from TDA                                                                                    $0.00
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-1 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Interest Accrued on Class A-2 Notes this period                                                          $40,788.51
Noteholders' Interest applicable to A-2 Notes
 Paid this Period from TDA                                                                               $40,788.51
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-2 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-3 Notes                                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Interest Accrued on Class A-3 Notes this period                                                         $697,170.83
Noteholders' Interest applicable to A-3 Notes
 Paid this Period from TDA                                                                              $697,170.83
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-3 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Interest Accrued on Class A-4 Notes this period                                                         $876,681.39
Noteholders' Interest applicable to A-4 Notes
 Paid this Period from TDA                                                                              $876,681.39
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-4 Notes                                                           $0.00

Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Interest Accrued on Class A-1, A-2, A-3 and
 A-4 Notes this period                                                                                $1,614,640.73
Offered Noteholders' Interest Paid this Period
 from TDA                                                                                             $1,614,640.73
Preliminary A Noteholders' Interest Carryover
 Shortfall (Current Period)                                                                                   $0.00

Total A Noteholders' Principal Carryover Shortfall                                                            $0.00

Total Distribution Amount Remaining                                                                  $21,020,814.43

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                  $0.00
Interest Accrued on B Notes this period                                                                  $71,281.56
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                    $71,281.56
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00

Total Distribution Amount Remaining                                                                  $20,949,532.87

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                  $20,949,532.87

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                               $8,470,547.62
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                         $8,470,547.62
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                  $12,478,985.26

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                              $11,183,164.56
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                        $11,183,164.56
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                   $1,295,820.70
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Total Distribution Amount Remaining                                                                   $1,295,820.70

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
B Noteholders' Monthly Principal Distributable Amount                                                   $818,904.67
B Noteholders' Principal Distributable Amount Paid from TDA                                             $818,904.67
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Total Excess Distribution Amount Remaining                                                              $476,916.02

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                         $0.00

New Collateral Purchased                                                                                      $0.00
Deposit to Spread Account                                                                 2.00%               $0.00
                                                                                                              -----
Payment to Seller                                                                                             $0.00
Payment to Class A-1 after Funding is Complete                                                                $0.00

Ending Pre-Funding Account Balance                                                                            $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                 $0.00

Adjusted Ending Pre-Funding Account Balance                                                                   $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                      $0.00
Negative Carry                                                                                            3.209816%
Number of Days Remaining                                                                                     0 days

Pre-Funded Percentage                                                                                        0.000%
Negative Carry Withdrawls                                                                                     $0.00
Cumulative Negative Carry Withdrawls                                                                  $4,595,626.41
Maximum Negative Carry Amount                                                                                 $0.00
Required Negative Carry Account Balance                                                                       $0.00
Interim Ending Negative Carry Account Balance                                                                 $0.00
Negative Carry Amount Released to Seller                                                                      $0.00

Ending Negative Carry Account Balance                                                                         $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                     $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                                            $0.00
Deposit to Spread Account from Excess Collections over Distributions                                    $476,916.02

Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes         $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes           $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Preliminary Spread Account Balance Remaining                                                         $12,976,893.39

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                           $703,909.94
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                       NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                     $4,540,987.44
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                              NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                                   $1,908,544.15
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                        NO
Are any of the three conditions "YES"?                                                                     NO


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
It failed to include in the loss figure any losses that were not covered by dealer reserves.
This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
to the trust was:                                                                                      $ 360,728.75

If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:


Restated Cumulative Realized Losses:                                                                   1,064,638.69
Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?                             NO



Preliminary A-1 Note Principal Balance (End of Period)                                                        $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                        $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                              $134,566,835.44
Preliminary A-4 Note Principal Balance (End of Period)                                              $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                                 $13,581,409.81
Preliminary Total Principal Balance of Notes  (End of Period)                                       $328,597,245.25


Specified Spread Account Balance                                                                      12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                     2.00%       12,499,977.37

(b) the Note Balance                                                                                 328,597,245.25


Preliminary Spread Account Balance Remaining                                                         $12,976,893.39
Preliminary Excess Amount in Spread Account                                                             $476,916.02
Preliminary Shortfall Amount in Spread Account                                                                $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                    $0.00

Spread Account Excess                                                                                   $476,916.02

Ending Spread Account Balance (after distributions)                                                  $12,499,977.37
Net Change in Spread Account Balance                                                                          $0.00

Total Excess Distribution Amount Remaining                                                              $476,916.02

Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                  $0.00
Interest Accrued on Certificates this period                                                             $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                               $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $0.00

Total Excess Distribution Amount Remaining                                                              $422,772.92

Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
Certificateholders' Principal Distributable Amount applicable to current period                               $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution       $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Excess Distribution Amount Remaining                                                              $422,772.92

Servicing Fee Shortfall (Previous Period)                                                                     $0.00
Servicing Fees Accrued during this Period                                                 1.00%         $300,006.55
Adjustment to Servicing Fee                                                                                   $0.00
Adjustment to Excess Distribution Amount Remaining                                                            $0.00
Servicing Fees Paid this Period from Excess Distribution                                                $300,006.55
Servicing Fee Shortfall                                                                                       $0.00

Total Excess Distribution Amount Remaining                                                              $122,766.37


7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                           $0.00

A-1 Note Principal Balance (End of Period)                                                                    $0.00
A-2 Note Principal Balance (End of Period)                                                                    $0.00
A-3 Note Principal Balance (End of Period)                                                          $134,566,835.44
A-4 Note Principal Balance (End of Period)                                                          $180,449,000.00
B Note Principal Balance (End of Period)                                                             $13,581,409.81
Certificate Principal Balance (End of Period)                                                        $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                   $339,535,245.25


A-1 Note Pool Factor (End of Period)                                             $72,113,000.00           0.0000000
A-2 Note Pool Factor (End of Period)                                            $190,750,000.00           0.0000000
A-3 Note Pool Factor (End of Period)                                            $145,750,000.00           0.9232716
A-4 Note Pool Factor (End of Period)                                            $180,449,000.00           1.0000000
B Note Pool Factor (End of Period)                                               $25,000,000.00           0.5432564
Certificate Pool Factor (End of Period)                                          $10,938,000.00           1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                    0.5432564

Specified Spread Account Balance (after all distributions and adjustments)                           $12,499,977.37

--------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                15-Apr-99
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (b)  A-2 Notes:                                                                                       $8,470,547.62
        per $1,000 original principal amount:                                                                   $44.41

   (c)  A-3 Notes:                                                                                      $11,183,164.56
        per $1,000 original principal amount:                                                                   $76.73

   (d)  A-4 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (e)  B Notes:                                                                                           $818,904.67
        per $1,000 original principal amount:                                                                   $32.76

   (f)  Total                                                                                           $20,472,616.85


(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (b)  A-2 Notes:                                                                                          $40,788.51
        per $1,000 original principal amount:                                                                    $0.21

   (c)  A-3 Notes:                                                                                         $697,170.83
        per $1,000 original principal amount:                                                                    $4.78

   (d)  A-4 Notes:                                                                                         $876,681.39
        per $1,000 original principal amount:                                                                    $4.86

   (e)  B Notes:                                                                                            $71,281.56
        per $1,000 original principal amount:                                                                    $2.85

   (f)  Total                                                                                            $1,685,922.29

(3) Pool Balance at the end of the related Collection Period                                           $339,535,245.25

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
       (ii) A-1 Note Pool Factor:                                                                            0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                           $0.00
       (ii) A-2 Note Pool Factor:                                                                            0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                 $134,566,835.44
       (ii) A-3 Note Pool Factor:                                                                            0.9232716

   (d) (i)  outstanding principal amount of A-4 Notes:                                                 $180,449,000.00
       (ii) A-4 Note Pool Factor:                                                                            1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                    $13,581,409.81
       (ii) B Note Pool Factor:                                                                              0.5432564

   (f) (i)  Certificate Balance                                                                         $10,938,000.00
       (ii) Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                              $300,006.55
        per $1,000, Beginning of Collection Period:                                                         1.88020789

(6)  Amount of Administration Fee:                                                                             $166.67
        per $1,000, Beginning of Collection Period:                                                         0.00104454

(7)  Aggregate Purchase Amounts for Collection Period:                                                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                               $378,415.62

(9)  Amount in Spread Account:                                                                          $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                            NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                          $0.00

--------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                15-Apr-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (b)  A-2 Notes:                                                                                       $8,470,547.62
        per $1,000 original principal amount:                                                                   $44.41

   (c)  A-3 Notes:                                                                                      $11,183,164.56
        per $1,000 original principal amount:                                                                   $76.73

   (d)  A-4 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (e)  B Notes:                                                                                           $818,904.67
        per $1,000 original principal amount:                                                                   $32.76

   (f)  Certificates:                                                                                            $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (g)  Total:                                                                                          $20,472,616.85

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                    $0.00

   (b)  A-2 Notes:                                                                                          $40,788.51
        per $1,000 original principal amount:                                                                    $0.21

   (c)  A-3 Notes:                                                                                         $697,170.83
        per $1,000 original principal amount:                                                                    $4.78

   (d)  A-4 Notes:                                                                                         $876,681.39
        per $1,000 original principal amount:                                                                    $4.86

   (e)  B Notes:                                                                                            $71,281.56
        per $1,000 original principal amount:                                                                    $2.85

   (f)  Certificates:                                                                                       $54,143.10
        per $1,000 original principal amount:                                                                    $4.95

   (g)  Total:                                                                                           $1,740,065.39

(3)  Pool Balance at end of related Collection Period:                                                 $339,535,245.25

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
       (ii) A-1 Note Pool Factor:                                                                            0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                           $0.00
       (ii) A-2 Note Pool Factor:                                                                            0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                 $134,566,835.44
       (ii) A-3 Note Pool Factor:                                                                            0.9232716

   (d) (i)  outstanding principal amount of A-4 Notes:                                                 $180,449,000.00
       (ii) A-4 Note Pool Factor:                                                                            1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                    $13,581,409.81
       (ii) C Note Pool Factor:                                                                              0.5432564

   (f) (i)  Certificate Balance                                                                         $10,938,000.00
       (ii) Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                              $300,006.55
        per $1,000 Beginning of Collection Period:                                                           1.8802079

(6)  Amount of Administration Fee:                                                                             $166.67
        per $1,000 Beginning of Collection Period:                                                           0.0010445

(7)  Aggregate Purchase Amounts for Collection Period:                                                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                               $378,415.62

(9)  Amount in Spread Account:                                                                          $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                          $0.00

------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                15-Apr-99
(1)  Payment of Administration Fee to Administrator:                                                           $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                        $1,685,922.29

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                               $20,472,616.85

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                            $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                 $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                 $300,006.55

(7)  Release to Seller from Excess Collections over Distributions                                          $122,766.37

Check for Error                                                                                    NO ERROR

Sum of Above Distributions                                                                              $22,635,621.83
Total Distribution Amount plus Releases to Seller                                                       $22,635,621.83

----------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                15-Apr-99
(1)  Total Distribution Amount:                                                                         $22,635,621.83

(2)  Administration Fee:                                                                                       $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                         $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                          $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                    $40,788.51

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                          $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                   $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                          $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                   $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                         $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                     $71,281.56

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                           $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                $1,685,922.29
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                   $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                           $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $8,470,547.62

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                               41.38%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                   $8,470,547.62

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                          $11,183,164.56

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                               54.62%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                  $11,183,164.56

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                   $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                           $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                               $818,904.67

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                  4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                              $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                       $818,904.67

(34)  Noteholders' Principal Distribution Amount:                                                       $20,472,616.85

(35)  Noteholders' Distributable Amount:                                                                $22,158,539.14

(36)  Deposit to Spread Account (from excess collections):                                                 $476,916.02

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                      $12,499,977.37
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                $12,499,977.37

   (b) the Note Balance                                                                                $328,597,245.25

(38)  Spread Account Balance over the Specified Spread Account Balance:                                    $476,916.02

(39)  Certificateholders' Interest Distributable Amount:                                                    $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                          $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders             0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                             $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                         $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                        $0.00

(45)  Certificateholders' Distributable Amount:                                                             $54,143.10

(46)  Servicing Fee:                                                                                       $300,006.55

(47)  Excess Amounts Distributed To Seller:

   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                   $122,766.37
   (b) Release of Excess Amount in Negative Carry Account                                                        $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                            $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                     $360,007,862.10

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                           $0.00
           A-1 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                           $0.00
           A-2 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                 $134,566,835.44
           A-3 Note Pool Factor:                                                                             0.9232716

           Outstanding Principal Balance of A-4 Notes:                                                 $180,449,000.00
           A-4 Note Pool Factor:                                                                             1.0000000

           Outstanding Principal Balance of B Notes:                                                    $13,581,409.81
           B Note Pool Factor:                                                                               0.5432564

           Outstanding Principal Balance of the Certificates:                                           $10,938,000.00
           Certificate Pool Factor:                                                                          1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                  $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                               $378,415.62

(53)  Spread Account Balance after giving effect to all distributions:                                  $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
$25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
$12,400,000  Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                  17-Apr-99
                                                                   09:00 PM
Prepared by  Sally Nelson  (414) 636-5637                  File: us98b1.xls
                                         --------------------------------------------------------
NPV Data Input Section                           05-Apr-99          05-Apr-99          05-Apr-99
Scheduled cash flows as of the           --------------------------------------------------------
indicated cutoff date
                                                    Pool 1             Pool 2              Pool 3
Row 0 is total delinquent amount              7,451,852.24       1,322,397.19          985,496.46
 valued without discounting                  16,475,949.38       1,738,377.98        1,647,700.74
                                             15,092,898.15       1,663,152.34        1,695,630.91
                                             14,625,573.51       1,645,247.90        2,043,548.01
                                              9,334,956.59       1,732,185.61        5,621,925.34
                                              7,761,393.28       1,650,797.81        4,038,453.30
                                              7,187,413.83       1,628,488.09        1,679,066.47
                                              7,715,204.21       1,727,534.19        1,888,432.63
                                              8,745,944.88       1,727,214.18        1,926,947.24
                                             10,259,618.48       1,680,453.37        2,014,351.42
                                              7,737,882.62       1,547,308.89        2,001,704.58
                                              7,259,073.01       1,420,702.27        1,560,510.71
                                             13,635,576.62       1,554,969.93        1,565,310.91
                                             15,942,699.15       1,577,499.71        1,552,211.23
                                             14,486,622.17       1,478,989.49        1,531,763.29
                                             13,716,922.86       1,474,292.04        1,865,940.09
                                              8,598,395.14       1,545,778.21        5,522,814.27
                                              6,966,735.92       1,448,368.18        3,694,644.58
                                              6,451,298.79       1,433,211.66        1,540,607.27
                                              6,981,444.39       1,502,020.87        1,724,000.46
                                              7,977,914.00       1,452,229.76        1,855,272.26
                                              9,193,281.66       1,384,175.63        1,862,776.57
                                              6,740,733.19       1,303,873.71        1,864,311.50
                                              6,534,521.05       1,160,181.66        1,448,638.55
                                             12,931,590.48       1,240,038.91        1,422,581.64
                                             14,577,224.04       1,195,215.28        1,397,848.02
                                             13,000,331.50       1,071,141.22        1,395,993.74
                                             11,979,163.87       1,019,201.46        1,727,955.09
                                              6,890,576.69       1,070,625.38        5,269,953.82
                                              5,242,766.33         974,405.52        3,395,923.95
                                              4,533,786.67         932,682.99        1,235,324.10
                                              5,061,193.23         965,986.22        1,381,017.94
                                              5,749,317.81         960,150.16        1,460,442.38
                                              6,524,639.24         884,559.84        1,519,627.56
                                              4,830,523.87         802,136.67        1,469,444.79
                                              4,457,195.56         689,717.17        1,098,482.97
                                              7,533,996.25         728,123.28        1,128,701.57
                                              9,878,582.98         654,505.13        1,060,919.24
                                              8,438,206.68         559,522.20        1,106,144.66
                                              7,583,240.06         515,885.81        1,314,675.94
                                              3,760,709.58         494,365.09        4,033,166.29
                                              2,248,889.73         429,216.49        2,145,527.63
                                              1,634,940.86         404,722.48          422,373.51
                                              2,025,543.48         376,666.02          546,613.80
                                              2,557,405.25         413,135.35          683,735.46
                                              3,078,724.60         338,443.40          737,628.06
                                              2,016,064.55         294,041.81          638,780.40
                                              1,810,075.22         222,324.67          388,288.50
                                              4,290,261.56         219,237.35          271,151.93
                                              5,717,552.45         216,152.26          286,423.13
                                              4,662,471.71         124,731.94          287,095.70
                                              4,265,223.66          90,071.88          562,588.09
                                              1,404,378.64          43,285.23        2,338,767.86
                                                435,969.59          23,659.78        1,205,347.04
                                                163,081.84          23,659.78           84,132.67
                                                208,485.66          17,246.87          174,620.34
                                                260,696.44          74,475.21          168,740.36
                                                216,596.86           7,755.20          136,486.92
                                                 53,028.41           7,755.20           25,908.95
                                                 51,053.03           7,755.20            7,965.05
                                                316,501.22           7,755.20            3,998.50
                                                510,125.53          23,865.28            3,970.98
                                                120,193.30               0.00            3,970.98
                                                172,868.37               0.00           88,355.14
                                                  1,170.70               0.00           79,540.30
                                                  1,170.70               0.00            1,363.14
                                                  1,170.70               0.00            1,363.14
                                                      0.00               0.00            1,363.14
                                                      0.00               0.00            1,363.14
                                                      0.00               0.00                0.00
                                                      0.00               0.00                0.00
                                                      0.00               0.00                0.00
                                                      0.00               0.00                0.00
                                                      0.00               0.00                0.00
                                                      0.00               0.00                0.00

Total Time Balance of Scheduled Cash Flows  408,070,594.02      54,923,669.60       95,847,726.35


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
 $12,400,000  Deferred Purchase Price
    $100,000  5.990% Asset Backed Certificates due October 17, 2005


Prepared by  Sally Nelson  (414) 636-5637                                   04/17/99
Scheduled Payment Date                                                                    15-Apr-99
Actual Payment Date                                                                       15-Apr-99
Collection Period Begin Date                                                              06-Mar-99
Collection Period End Date                                                 31-Jul-98      05-Apr-99
Days in accrual period (30/360)                                                                  30
Days in accrual period (ACT/360)                                                                 31

 PART I -- MONTHLY DATA INPUT

  Receipts During the Period                                                         $23,938,713.69

 Warranty Repurchases
     Contracts deferred beyond Final Scheduled Maturity Date                                  $0.00
     Government obligors                                                                      $0.00
           Total Warranty Repurchases                                                         $0.00

 Total Collections For The Period                                                    $23,938,713.69

    Pool Balance (Beg. of Collection Period)                                        $505,103,745.15
    Pool Balance (End of Collection Period)                                         $484,422,913.23

 Total Receivables Collection                                                        $23,938,713.69
 Negative Carry Withdrawls                                                                    $0.00
 Yield Supplement Withdrawals                                                                 $0.00
 Spread Account Withdrawals to Pay NoteHolders                                                $0.00
 Release from Pre-Funding Amount to Paydown A1 Principal                                      $0.00
 Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)            $116,715.89
 Pre-Funding Account Reinvestment Income                                                      $0.00

    Total Distribution Amount                                                        $24,055,429.58

 MISCELLANEOUS DATA

    TOTAL COLLATERAL
     Scheduled Amounts 30 - 59 days past due                                          $2,065,807.19
     Scheduled Amounts 60 days or more past due                                       $1,652,362.96
     Net Losses on Liquidated Receivables                                               $288,152.88
     Number of Loans at Beginning of Period                                                  18,908
     Number of Loans at End of Period                                                        18,591
     Repossessed Equipment not Sold or Reassigned (Beginning)                                 $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                       $0.00

     Pre-Funding Account Reinvestment Income                                                  $0.00


 CASE EQUIPMENT LOAN TRUST 1998-B
 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Actual Payment Date                                                                      15-Apr-99
 Collection Period Begin Date                                                             06-Mar-99
 Collection Period End Date                                                               05-Apr-99

 PART II -- SUMMARY

 Total Principal Balance of Notes, Deferred Purchase Price and
  Certificates (Beginning of Period)                                                $505,103,745.15
    A-1 Note Beginning Principal Balance                                                      $0.00
    A-2 Note Beginning Principal Balance                                            $197,046,387.48
    A-3 Note Beginning Principal Balance                                            $140,000,000.00
    A-4 Note Beginning Principal Balance                                            $134,794,000.00
    B Note Beginning Principal Balance                                               $20,763,357.67
    Deferred Purchase Price Beginning Principal Balance                              $12,400,000.00
    Certificate Beginning Principal Balance                                             $100,000.00

 Total Principal Balance of Notes, Deferred Purchase Price and
  Certificates (End of Period)                                                      $484,422,913.23
    A-1 Note Principal Balance (End of Period)                                                $0.00
                                         A-1 Note Pool Factor (End of Period)             0.0000000
    A-2 Note Principal Balance (End of Period)                                      $177,751,996.70
                                         A-2 Note Pool Factor (End of Period)             0.8887600
    A-3 Note Principal Balance (End of Period)                                      $140,000,000.00
                     A-3 Note Pool Factor (End of Period)                                 1.0000000
    A-4 Note Principal Balance (End of Period)                                      $134,794,000.00
                     A-4 Note Pool Factor (End of Period)                                 1.0000000
    B Note Principal Balance (End of Period)                                         $19,376,916.53
                     B Note Pool Factor (End of Period)                                   0.7750767
    Deferred Purchase Price Principal Balance (End of Period)                        $12,400,000.00
                     Deferred Purchase Price Pool Factor (End of Period)                  1.0000000
    Certificate Principal Balance (end of Period)                                       $100,000.00
                     Certificate Pool Factor (end of Period)                              1.0000000

 Interest Distributable Amount                                                        $2,444,827.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $935,970.34
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $677,833.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                    $103,643.76
    Deferred Purchase Price Interest Distributable Amount                                $61,896.67
    Certificateholders'  Interest Distributable Amount                                      $499.17

 Spread Account
    Beginning Spread Account Balance                                                 $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                $991,999.83
    Distribution from Spread Account for Interest / Principal Shortfall                       $0.00

    Specified Spread Account Balance                                                 $12,499,916.99
    Ending Spread Account Balance (after distributions)                              $12,499,916.99

 Credit Enhancement                                                                           2.58%
    Spread account % of Ending Pool Balance                                                   2.58%
    Overcollateralization % of Ending Pool Balance                                            0.00%

 Scheduled Amounts 30 - 59 days past due                                              $2,065,807.19
                                         as % of Ending Pool Balance                          0.43%
 Scheduled Amounts 60 days or more past due                                           $1,652,362.96
                                         as % of Ending Pool Balance                          0.34%
 Net Losses on Liquidated Receivables                                                   $288,152.88
                                         as % of Ending Pool Balance                          0.06%
    PART III -- SERVICING CALCULATIONS                                                    15-Apr-99



    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE        Pool 1 (Retail) Cutoff        Pool 1          Pool 2          Pool 3


    Wtd. Avg. APR                                                       8.559%               8.559%          8.559%          8.668%
    Contract Value
     (Beg. of Collection Period),
       by origination pool                                     $459,900,298.88      $369,402,448.03  $50,795,399.52  $84,905,897.60
    Contract Value
     (End of Collection Period),
       by origination pool                                                          $353,982,765.52  $48,364,257.28  $82,075,890.43
                                                                                    ---------------  --------------  --------------
    Contract Value Decline                                                           $15,419,682.51   $2,431,142.24   $2,830,007.17
                                                                                              4.17%           4.79%           3.33%
    Initial Pool Balance                                                            $624,995,849.39
    Pool Balance (End of Collection Period)                                         $484,422,913.23

    Collections and Investment Income for the period                                 $24,055,429.58
    Negative Carry Withdrawls                                                                 $0.00
    Yield Supplement Withdrawals                                                              $0.00

    Total Distribution Amount (TDA)                                                  $24,055,429.58
    Principal Distribution Amount  (PDA)                                             $20,680,831.92

    Initial B Percentage                                                                     4.000%
    Unscheduled Principal (per pool)                                                          $0.00           $0.00     $586,520.45
    Total Unscheduled Principal                                                         $586,520.45

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                    20,680,831.92

    A-1 Note Beginning Principal Balance                                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                               0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount
      (including One-Time Excess Prefund Acct. Pmt.)                                          $0.00
    One-Time Excess Prefunding Account Payment                                                $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

    Principal Distributable Amount Remaining                                         $20,680,831.92

    A-2 Note Beginning Principal Balance                                            $197,046,387.48
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                              93.30%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)  $19,294,390.78

    Principal Distributable Amount Remaining                                          $1,386,441.14

    A-3 Note Beginning Principal Balance                                            $140,000,000.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                               0.00%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

    Principal Distributable Amount Remaining                                          $1,386,441.14

    A-4 Note Beginning Principal Balance                                            $134,794,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                               0.00%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

    Principal Distributable Amount Remaining                                          $1,386,441.14

    B Note Beginning Principal Balance                                               $20,763,357.67
    B Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
    B Noteholders' Share of the Principal Distribution Amount                                 6.70%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)     $1,386,441.14

    Principal Distributable Amount Remaining                                                  $0.00

    Deferred Purchase Price Beginning Principal Balance                              $12,400,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                   $0.00
    Deferred Purchase Price Share of the Principal Distribution Amount                        0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover               $0.00
      Shortfall)

    Certificate Purchase Price Beginning Principal Balance                              $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                       $0.00
    Certificateholders' Share of the Principal Distribution Amount                            0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)        $0.00

    Interest Accrued on Class A-1 Notes this period                         5.6075%           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-1 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00

    Interest Accrued on Class A-2 Notes this period                         5.7000%     $935,970.34
    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-2 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $935,970.34

    Interest Accrued on Class A-3 Notes this period                         5.8100%     $677,833.33
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable
      to A-3 Notes                                                                            $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $677,833.33

    Interest Accrued on Class A-4 Notes this period                         5.9200%     $664,983.73
    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-4 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $664,983.73

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                 $2,278,787.40
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                       $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Offered Noteholders' Interest Distributable Amount                                $2,278,787.40

    Interest Accrued on Class B Notes this period                           5.9900%     $103,643.76
    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to B Notes                                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                    $103,643.76

    Interest Accrued on Deferred Purchase Price this period                 5.9900%      $61,896.67
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                    $0.00
    Interest Due (in Arrears) on Above Shortfall                                              $0.00
    Deferred Purchase Price Interest Distributable Amount                                $61,896.67

    Interest Accrued on Certificates this period                            5.9900%         $499.17
    Certificateholders' Interest Carryover Shortfall (Previous Period)                        $0.00
    Interest Due (in Arrears) on Above Shortfall                                              $0.00
    Certificateholders' Interest Distributable Amount                                       $499.17

    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                               $24,055,429.58

    Administration Fee Shortfall (Previous Period)                                            $0.00
    Administration Fee Accrued during this Period                           $500.00         $166.67
    Administration Fee Paid this Period from TDA                                            $166.67
    Administration Fee Shortfall                                                              $0.00

    Total Distribution Amount Remaining                                              $24,055,262.91

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-1 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A-1 Notes this period                                           $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                  $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-2 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A-2 Notes this period                                     $935,970.34
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA             $935,970.34
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                  $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-3 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A-3 Notes this period                                     $677,833.33
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA             $677,833.33
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                  $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-4 Notes                                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A-4 Notes this period                                     $664,983.73
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA             $664,983.73
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-4 Notes                                                                 $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                       $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                 $2,278,787.40
    Offered Noteholders' Interest Paid this Period from TDA                           $2,278,787.40
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                  $0.00

    Total Distribution Amount Remaining                                              $21,776,475.51

    Noteholders' Interest Carryover Shortfall (Previous Period)
      applicable to B Notes                                                                   $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on B Notes this period                                             $103,643.76
    Noteholders' Interest applicable to B Notes Paid this Period from TDA               $103,643.76
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to B Notes                                                                   $0.00

    Total Distribution Amount Remaining                                              $21,672,831.75

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount
        (including Caryover Shortfall)                                                        $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

    Total Distribution Amount Remaining                                              $21,672,831.75

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount
        (including Caryover Shortfall)                                               $19,294,390.78
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                    $19,294,390.78
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

    Total Distribution Amount Remaining                                               $2,378,440.97

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount
        (including Caryover Shortfall)                                                        $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

    Total Distribution Amount Remaining                                               $2,378,440.97

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount
        (including Caryover Shortfall)                                                        $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

    Total Distribution Amount Remaining                                               $2,378,440.97

    B Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
    B Noteholders' Monthly Principal Distributable Amount
      (including Caryover Shortfall)                                                  $1,386,441.14
    B Noteholders' Principal Distributable Amount Paid from TDA                       $1,386,441.14
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

    Total Excess Distribution Amount Remaining                                          $991,999.83

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                     $0.00

    New Collateral Purchased                                                                  $0.00
    Deposit to Spread Account                                                                 $0.00
    Deposit to Yield Supplement Account                                 2.00%                 $0.00
    Payment to Seller                                                                         $0.00
    Payment to Class A-1 after Funding is Complete                                            $0.00

    Ending Pre-Funding Account Balance                                                        $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                             $0.00

    Adjusted Ending Pre-Funding Account Balance                                               $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                  $0.00
    Negative Carry                                                                        3.268374%
    Number of Days Remaining                                                                 0 days

    Pre-Funded Percentage                                                                    0.000%
    Negative Carry Withdrawls                                                                 $0.00
    Cumulative Negative Carry Withdrawls                                                $300,471.65
    Maximum Negative Carry Amount                                                             $0.00
    Required Negative Carry Account Balance                                                   $0.00
    Interim Ending Negative Carry Account Balance                                             $0.00
    Negative Carry Amount Released to Seller                                                  $0.00

    Ending Negative Carry Account Balance                                                     $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                        $2,245,332.87
    Deposit to Yield Supplement Account from Pre-Funding Account                              $0.00
    Receivables Percentage                                                                  100.00%
    Withdrawal of Yield Supplement Amount                                                     $0.00
    Maximum Yield Supplement Amount                                                   $2,245,332.87
    Required Yield Supplement Amount                                                  $2,245,332.87
    Interim Yield Supplement Account Balance                                          $2,245,332.87
    Yield Supplement Amount Released to Seller                                                $0.00

    Ending Yield Supplement Account Balance                                           $2,245,332.87

    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                 $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                $991,999.83

    Distribution from Spread Account to Noteholders' Distr. Account                           $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-1 Notes                                                 $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-2 Notes                                                 $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-3 Notes                                                 $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-4 Notes                                                 $0.00
    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes                                                   $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                $0.00
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)          $0.00

    Preliminary Spread Account Balance Remaining                                     $13,491,916.82

    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                          $432,818.45
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                    NO
    12*(Realized Losses during Collection Period + Repos at end of
     Collection Period)                                                               $3,457,834.56
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?           NO
    60 day or > Delinquent Scheduled Amounts                                          $1,652,362.96
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                NO
    Are any of the three conditions "YES"?                                       NO

    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

    As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.  Case Credit will not charge these losses back to the trust.  The cumulative amount of losses that were inadvertently absorbed
    by Case Credit that should have been charged to the trust was                       $47,514.04

    If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                 480,332.49
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                     NO


    Preliminary A-1 Note Principal Balance (End of Period)                                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                          $177,751,996.70
    Preliminary A-3 Note Principal Balance (End of Period)                          $140,000,000.00
    Preliminary A-4 Note Principal Balance (End of Period)                          $134,794,000.00
    Preliminary B Note Principal Balance (End of Period)                             $19,376,916.53
    Preliminary Total Principal Balance of Notes  (End of Period)                   $471,922,913.23

    Specified Spread Account Balance                                                  12,499,916.99
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                          2.00%              12,499,916.99

    (b) the Note Balance                                                             471,922,913.23

    Preliminary Spread Account Balance Remaining                                     $13,491,916.82
    Preliminary Excess Amount in Spread Account                                         $991,999.83
    Preliminary Shortfall Amount in Spread Account                                            $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                $0.00

    Spread Account Excess                                                               $991,999.83

    Ending Spread Account Balance (after distributions)                              $12,499,916.99
    Net Change in Spread Account Balance                                                      $0.00

    Total Excess Distribution Amount Remaining                                          $991,999.83

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                    $0.00
    Interest Due (in Arrears) on Above Shortfall                                              $0.00
    Interest Accrued on Deferred Purchase Price this period                              $61,896.67
    Deferred Purchase Price Interest Paid from Excess Distribution                       $61,896.67
    Preliminary Deferred Purchase Price Interest Carryover
     Shortfall (Current Period)                                                               $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                        $0.00
    Interest Due (in Arrears) on Above Shortfall                                              $0.00
    Interest Accrued on Certificates this period                                            $499.17
    Certificateholders' Interest Paid from Excess Distribution                              $499.17
    Certificateholders' Interest Carryover Shortfall (Current Period)                         $0.00

    Total Excess Distribution Amount Remaining                                           929,603.99

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                   $0.00
    Deferred Purchase Price Principal Distributable Amount current
     period (including Carryover Shortfall)                                                   $0.00
    Deferred Purchase Price Principal Distributable Amount Paid from
     Fixed and Floating Rate Excess Distrbution                                               $0.00
    Preliminary Deferred Purchase Price Principal Carryover
     Shortfall (Current Period)                                                               $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                       $0.00
    Certificateholders' Principal Distributable Amount current period
     (including Carryover Shortfall)                                                          $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and
     Floating Rate Excess Distrbution                                                         $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)            $0.00

    Total Excess Distribution Amount Remaining                                          $929,603.99

    Servicing Fee Shortfall (Previous Period)                                                 $0.00
    Servicing Fees Accrued during this Period                           1.00%           $420,919.79
    Adjustment to Servicing Fee                                                               $0.00
    Adjustment to Excess Distribution Amount Remaining                                        $0.00
    Servicing Fees Paid this Period from Excess Distribution                            $420,919.79
    Servicing Fee Shortfall                                                                   $0.00

    Total Excess Distribution Amount Remaining                                          $508,684.20

    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                  $0.00
    Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                  $0.00
    Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                  $0.00
    Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-4 Notes                                                                  $0.00
    Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to B Notes                                                                    $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                    $0.00
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                   $0.00
    Certificateholders' Interest Carryover Shortfall  (Current Period)                        $0.00
    Certificateholders' Principal Carryover Shortfall  (Current Period)                       $0.00

    A-1 Note Principal Balance (End of Period)                                                $0.00
    A-2 Note Principal Balance (End of Period)                                      $177,751,996.70
    A-3 Note Principal Balance (End of Period)                                      $140,000,000.00
    A-4 Note Principal Balance (End of Period)                                      $134,794,000.00
    B Note Principal Balance (End of Period)                                         $19,376,916.53
    Deferred Purchase Price Principal Balance (End of Period)                        $12,400,000.00
    Certificate Principal Balance (end of Period)                                       $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and
     Certificates (End of Period)                                                   $484,422,913.23

    A-1 Note Pool Factor (End of Period)                        $112,706,000.00           0.0000000
    A-2 Note Pool Factor (End of Period)                        $200,000,000.00           0.8887600
    A-3 Note Pool Factor (End of Period)                        $140,000,000.00           1.0000000
    A-4 Note Pool Factor (End of Period)                        $134,794,000.00           1.0000000
    B Note Pool Factor (End of Period)                          $ 25,000,000.00           0.7750767
    Deferred Purchase Price Pool Factor (End of Period)         $ 12,400,000.00           1.0000000
    Certificate Pool Factor (end of Period)                     $100,000,000.00           1.0000000
    Total Notes, Deferred Purchase Price & Certificates
     Pool Factor (End of Period)                                                          0.7750767

    Specified Spread Account Balance (after all distributions and adjustments)       $12,499,916.99

    Yield Supplement Account Balance (after alldistributions and adjustment):         $2,245,332.87

------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-B
 STATEMENT TO NOTEHOLDERS

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
     $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Payment Date:                                                                             15-Apr-99

 (1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)   A-2 Notes:                                                                  $19,294,390.78
            per $1,000 original principal amount:                                             $96.47

    (c)   A-3 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                              $0.00

    (d)   A-4 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                              $0.00

    (e)   B Notes:                                                                     $1,386,441.14
            per $1,000 original principal amount:                                             $55.46

    (f)   Deferred Purchase Price:

    (h)   Total                                                                       $20,680,831.92

 (2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)   A-2 Notes:                                                                     $935,970.34
            per $1,000 original principal amount:                                              $4.68

    (c)  A-3 Notes:                                                                      $677,833.33
           per $1,000 original principal amount:                                               $4.84

    (d)  A-4 Notes:                                                                      $664,983.73
           per $1,000 original principal amount:                                               $4.93

    (e)  B Notes:                                                                        $103,643.76
            per $1,000 original principal amount:                                              $4.15

    (f)   Total                                                                        $2,382,431.16

 (3) Pool Balance at the end of the related Collection Period                        $484,422,913.23

 (4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                        $0.00
        (ii) A-1 Note Pool Factor:                                                         0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                              $177,751,996.70
        (ii) A-2 Note Pool Factor:                                                         0.8887600

    (c) (i)  outstanding principal amount of A-3 Notes:                              $140,000,000.00
        (ii) A-3 Note Pool Factor:                                                         1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                              $134,794,000.00
        (ii) A-4 Note Pool Factor:                                                         1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                 $19,376,916.53
        (ii) B Note Pool Factor:                                                           0.7750767

    (f) (i)  Deferred Purchase Price Balance                                          $12,400,000.00
        (ii) Deferred Purchase Price Pool Factor:                                          1.0000000

    (g) (i)  Certificate Balance                                                         $100,000.00
        (ii) Certificate Pool Factor:                                                     1.00000000

 (5)  Amount of Servicing Fee:                                                           $420,919.79
         per $1,000, Beginning of Collection Period:                                         1.13946128

 (6)  Amount of Administration Fee:                                                          $166.67
         per $1,000, Beginning of Collection Period:                                      0.00045118

 (7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                            $288,152.88

 (9)  Amount in Spread Account:                                                       $12,499,916.99

 (10)  Amount in Pre-Funding Account:                                                          $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                         NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                       $0.00

 (13)  Amount in Yield Supplement Account:                                             $2,245,332.87



------------------------------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1998-B
 STATEMENT TO CERTIFICATEHOLDERS

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Payment Date:                                                                             15-Apr-99

 (1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                   $19,294,390.78
           per $1,000 original principal amount:                                              $96.47

    (c)  A-3 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (d)  A-4 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (e)  B Notes:                                                                      $1,386,441.14
           per $1,000 original principal amount:                                              $55.46

    (f)  Deferred Purchase Price:                                                              $0.00
           per $1,000 original principal amount:                                               $0.00

    (g)  Certificates:                                                                          0.00
           per $1,000 original principal amount:                                               $0.00

    (h)  Total:                                                                       $20,680,831.92

 (2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                      $935,970.34
           per $1,000 original principal amount:                                               $4.68

    (c)  A-3 Notes:                                                                      $677,833.33
           per $1,000 original principal amount:                                               $4.84

    (d)  A-4 Notes:                                                                      $664,983.73
           per $1,000 original principal amount:                                               $4.93

    (e)  B Notes:                                                                        $103,643.76
           per $1,000 original principal amount:                                               $4.15

    (f)  Deferred Purchase Price:                                                         $61,896.67
           per $1,000 original principal amount:                                               $4.99

    (g)  Certificates:                                                                       $499.17
           per $1,000 original principal amount:                                               $4.99

    (h)  Total:                                                                        $2,444,827.00

 (3)  Pool Balance at end of related Collection Period:                              $484,422,913.23

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                        $0.00
        (ii) A-1 Note Pool Factor:                                                         0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                              $177,751,996.70
        (ii) A-2 Note Pool Factor:                                                         0.8887600

    (c) (i)  outstanding principal amount of A-3 Notes:                              $140,000,000.00
        (ii) A-3 Note Pool Factor:                                                         1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                              $134,794,000.00
        (ii) A-4 Note Pool Factor:                                                         1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                 $19,376,916.53
        (ii) C Note Pool Factor:                                                           0.7750767

    (f) (i)  Deferred Purchase Price Balance                                          $12,400,000.00
        (ii) Certificate Pool Factor:                                                      1.0000000

    (g) (i)  Certificate Balance                                                          100,000.00
        (ii) Certificate Pool Factor:                                                      1.0000000

 (5)  Amount of Servicing Fee:                                                           $420,919.79
         per $1,000 Beginning of Collection Period:                                        1.1394613

 (6)  Amount of Administration Fee:                                                          $166.67
         per $1,000 Beginning of Collection Period:                                        0.0004512

 (7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                            $288,152.88

 (9)  Amount in Spread Account:                                                       $12,499,916.99

 (10)  Amount in Pre-Funding Account:                                                          $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                        N/A
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                       $0.00

 (13)  Amount in Yield Supplement Account:                                             $2,245,332.87

--------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-B
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005


 Payment Date:                                                                             15-Apr-99

 (1)  Payment of Administration Fee to Administrator:                                        $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                     $2,382,431.16

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                            $20,680,831.92

 (4)  Deferred Purchase Price Interest Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                     $61,896.67

 (5)  Deferred Purchase Price Principal Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                          $0.00

 (6)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                            $499.17

 (7)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                              $0.00

 (8)  Payment of Servicing Fee to Servicer:                                              $420,919.79

 (9) Release to Seller from Excess Collections over Distributions                        $508,684.20

 Check for Error                                                                 NO ERROR
 Sum of Above Distributions                                                      $24,055,429.58
 Total Distribution Amount plus Releases to Seller                               $24,055,429.58

-------------------------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-B
 SERVICER'S CERTIFICATE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005


 Payment Date:                                                                            15-Apr-99
 (1)  Total Distribution Amount:                                                     $24,055,429.58

 (2)  Administration Fee:                                                                   $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                     $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                      $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:               $935,970.34

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                      $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:               $677,833.33

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                      $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:               $664,983.73

 (10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                     $0.00

 (11)  Noteholders' Interest Distributable Amount applicable to b Notes:                $103,643.76

 (12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                       $0.00

 (13)  Offered Noteholders' Interest Distributable Amount'                            $2,382,431.16
         deposited into Note Distribution Account:

 (14)  A-1 Noteholders' Monthly Principal Distributable Amount:                               $0.00

 (15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders            0.00%

 (16)  A-1 Noteholders' Principal Carryover Shortfall:                                        $0.00

 (17)  A-1 Noteholders' Principal Distributable Amount:                                       $0.00

 (18)  A-2 Noteholders' Monthly Principal Distributable Amount:                      $19,294,390.78

 (19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders           93.30%

 (20)  A-2 Noteholders' Principal Carryover Shortfall:                                        $0.00

 (21)  A-2 Noteholders' Principal Distributable Amount:                              $19,294,390.78

 (22)  A-3 Noteholders' Monthly Principal Distributable Amount:                               $0.00

 (23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders            0.00%

 (24)  A-3 Noteholders' Principal Carryover Shortfall:                                        $0.00

 (25)  A-3 Noteholders' Principal Distributable Amount:                                       $0.00

 (26)  A-4 Noteholders' Monthly Principal Distributable Amount:                               $0.00

 (27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders            0.00%

 (28)  A-4 Noteholders' Principal Carryover Shortfall:                                        $0.00

 (29)  A-4 Noteholders' Principal Distributable Amount:                                       $0.00

 (30)  B Noteholders' Monthly Principal Distributable Amount:                         $1,386,441.14

 (31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
       to B Noteholders                                                                       6.70%

 (32)  B Noteholders' Principal Carryover Shortfall:                                           $0.00

 (33)  B Noteholders' Principal Distributable Amount:                                  $1,386,441.14

 (34)  Noteholders' Principal Distribution Amount:                                    $20,680,831.92

 (35)  Noteholders' Distributable Amount:                                             $23,063,263.08


 (36)  Deposit to Spread Account (from excess collections):                              $991,999.83

 (37)  Specified Spread Account Balance (after all distributions and adjustments):   $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                             $12,499,916.99


    (b) the Note Balance                                                             $471,922,913.23

 (38)  Spread Account Balance over the Specified Spread Account Balance:                 $991,999.83

 (39)  Deffered Purchase Price Interest Distribution Amount:                              $61,896.67

 (40)  Deffered Purchase Price Interest Carryover Shortfall:                                   $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution Amount
       applicable to Deffered Purchase Price                                                   0.00%

 (42) Deffered Purchase Price Principal Distributable Amount applicable
      to current period                                                                        $0.00

 (43)  Deffered Purchase Price Principal Carryover Shortfall:                                  $0.00

 (44)  Deffered Purchase Price Principal Distribution Amount:                                  $0.00

 (45)  Deffered Purchase Price Distribution Amount:                                       $61,896.67

 (39)  Certificateholders' Interest Distribution Amount:                                     $499.17

 (40)  Certificateholders' Interest Carryover Shortfall:                                       $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution
       Amount applicable to Certificates                                                       0.00%

 (42)  Certificates Principal Distributable Amount applicable to
       current period                                                                           $0.00

 (43)  Certificates Principal Carryover Shortfall:                                             $0.00

 (44)  Certificates Principal Distribution Amount:                                             $0.00

 (45)  Certificates Distribution Amount:                                                     $499.17

 (46)  Servicing Fee:                                                                    $420,919.79

-------------------------------------------------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-B
 SERVICER'S CERTIFICATE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
     $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Payment Date:                                                                              00-Jan-00

 (47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                 $508,684.20
    (b) Release of Excess Amount in Negative Carry Account                                      $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                    $0.00


 (48)  Amount to be withdrawn from the Spread Account and deposited
       into the Note Distribution Account                                                          $0.00

 (49)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                   $505,103,745.15

 (50)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                         $0.00
            A-1 Note Pool Factor:                                                           0.0000000

            Outstanding Principal Balance of A-2 Notes:                               $177,751,996.70
            A-2 Note Pool Factor:                                                           0.8887600

            Outstanding Principal Balance of A-3 Notes:                               $140,000,000.00
            A-3 Note Pool Factor:                                                           1.0000000

            Outstanding Principal Balance of A-4 Notes:                               $134,794,000.00
            A-4 Note Pool Factor:                                                           1.0000000

            Outstanding Principal Balance of B Notes:                                  $19,376,916.53
            B Note Pool Factor:                                                             0.7750767

            Outstanding Principal Balance of the Deferred Purchase Price:              $12,400,000.00
            Deferred Purchase Price Pool Factor:                                            1.0000000

            Outstanding Principal Balance of the Certificates:                             100,000.00
            Certificate Pool Factor:                                                        1.0000000

 (51)  Aggregate Purchase Amounts for related Collection Period:                                $0.00

 (52)  Aggregate Amount of Realized Losses for the related Collection Period:             $288,152.88

 (53)  Spread Account Balance after giving effect to all distributions:                $12,499,916.99

--------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
   $100,000 6.20% Asset Backed Certificates

                                                     17-Apr-99
                                                      09:18 AM
Prepared by Sally Nelson   (414) 636-5637    File: us98-c3.xls

                                                   -----------------------------------------------------------------
NPV Data Input Section                                  05-Apr-99        05-Apr-99         05-Apr-99      05-Apr-99
                                                   -----------------------------------------------------------------
Scheduled cash flows as of the indicated
     cutoff date                                          Pool 1          Pool 2           Pool 3         Pool 4
Row 0 is total delinquent amount valued without
     discounting                                        3,167,101.84    2,710,451.22       879,273.42     140,986.32
                                                        4,678,375.04    2,863,828.44     1,904,670.52     230,683.54
                                                        4,519,950.49    2,366,709.96     1,862,905.83     172,143.17
                                                        6,851,911.80    1,871,725.62     1,817,980.49     298,592.98
                                                        7,114,878.01    2,520,345.98     2,059,937.09     206,735.47
                                                       20,436,008.02    2,903,086.19     3,527,512.74   1,080,868.40
                                                       16,384,566.69    2,277,510.67     2,263,193.15     211,320.62
                                                       13,414,915.98    3,224,927.69    12,605,998.01   1,279,927.58
                                                        7,355,821.98    2,932,468.86     8,477,796.97   6,824,091.58
                                                        6,791,085.22    5,135,979.85     2,715,049.51   2,137,723.08
                                                        4,253,493.33    2,433,297.65     1,855,639.86     486,930.57
                                                        4,415,570.97    2,846,530.47     1,664,118.68     231,014.81
                                                        4,331,349.59    4,588,993.22     1,628,993.62     230,316.19
                                                        4,080,302.82    3,419,778.69     1,877,732.78     209,728.07
                                                        4,041,444.86    2,784,318.47     1,786,795.22     179,945.22
                                                        4,547,315.07    2,533,478.73     1,741,238.34     328,362.41
                                                        5,456,216.30    2,802,285.14     1,940,462.19     181,194.50
                                                       17,382,936.65    3,107,949.11     3,176,407.20     886,155.39
                                                       13,489,635.09    2,743,486.79     2,174,991.06     205,072.69
                                                        9,413,718.28    2,789,046.09    12,443,648.42   1,327,342.15
                                                        5,472,507.03    3,140,852.56     8,390,710.44   6,767,756.60
                                                        6,131,670.68    4,455,156.03     2,458,490.27   2,118,673.42
                                                        3,840,872.90    2,427,754.19     1,757,743.34     486,124.70
                                                        3,917,666.52    2,972,360.53     1,560,990.76     230,208.94
                                                        3,969,617.41    3,333,369.27     1,528,733.41     229,510.32
                                                        3,723,780.97    3,225,391.24     1,743,232.48     208,922.20
                                                        3,612,160.01    2,361,725.55     1,644,282.93     176,790.68
                                                        4,131,496.29    1,459,106.96     1,625,154.73     327,556.54
                                                        4,950,914.97    1,829,684.35     1,823,302.45     180,388.63
                                                       16,211,163.56    2,216,371.55     2,896,087.76     875,005.89
                                                       12,629,283.81    1,981,143.74     1,892,378.23     204,266.82
                                                        8,429,666.53    1,917,292.09    12,092,214.18   1,289,462.46
                                                        4,655,115.89    1,670,735.69     7,996,742.81   6,697,332.56
                                                        5,229,023.26    2,082,939.54     2,071,330.10   2,043,571.27
                                                        3,089,743.26    1,535,364.48     1,433,614.20     468,345.63
                                                        2,979,129.24    1,787,769.86     1,225,057.26     188,397.05
                                                        2,941,438.38    1,865,412.22     1,162,804.81     191,232.08
                                                        2,765,443.39    1,935,593.37     1,320,756.52     195,622.94
                                                        2,786,290.12    1,930,619.82     1,290,395.95     163,491.42
                                                        3,177,949.46    1,218,483.69     1,242,248.61     305,157.09
                                                        3,813,458.02    1,325,667.24     1,483,750.36     167,089.37
                                                       13,299,240.44    1,020,267.26     2,279,673.61     801,502.51
                                                        9,076,180.02    1,003,167.04     1,497,605.73     188,803.02
                                                        5,662,271.43    1,065,460.85    10,192,963.22   1,260,239.40
                                                        2,698,802.67      964,856.15     6,584,877.72   6,510,927.84
                                                        3,156,053.94    1,242,128.88     1,340,726.40   1,908,405.06
                                                        1,407,506.83      906,725.75       877,976.41     412,057.57
                                                        1,335,097.25      682,196.15       615,630.56     106,902.09
                                                        1,196,815.71      953,709.63       531,596.91     127,477.82
                                                        1,033,113.98    1,277,834.26       604,572.06     143,467.36
                                                        1,073,822.41      999,354.81       629,580.56      86,053.68
                                                        1,420,596.38      207,888.42       575,451.22     242,953.90
                                                        2,224,769.45       66,469.58       783,865.35     112,142.96
                                                        9,815,471.46      238,826.72     1,458,038.60     584,507.21
                                                        6,135,953.46       70,365.29       820,547.48     129,660.95
                                                        3,511,352.42       78,963.44     7,913,771.66   1,129,125.34
                                                        1,172,485.85       95,881.44     5,212,720.48   6,183,263.17
                                                        1,214,534.74        7,213.44       879,560.49   1,649,113.72
                                                          218,257.18       19,164.85       492,894.34     282,761.68
                                                          127,184.14        9,491.94       133,031.59      69,159.38
                                                           87,181.92       90,113.94        86,467.40      74,593.28
                                                           19,329.86       23,623.29        62,876.24      22,874.39
                                                           20,461.57       30,510.00        54,421.19      13,216.03
                                                          131,272.96            0.00        18,685.45      26,734.25
                                                           78,720.51            0.00        34,303.02       3,901.29
                                                          505,644.56            0.00       182,886.79     100,576.33
                                                          350,530.64            0.00       282,682.00       7,791.05
                                                                0.00            0.00       446,494.32     539,886.38
                                                                0.00            0.00             0.00     175,873.46
                                                                0.00            0.00             0.00           0.00
                                                                0.00            0.00             0.00           0.00
                                                                0.00            0.00             0.00           0.00
                                                                0.00            0.00             0.00           0.00
                                                                0.00            0.00             0.00           0.00
                                                                0.00            0.00             0.00           0.00

Total Time Balance of Scheduled Cash Flows            337,557,641.51  116,583,205.94   171,638,267.50  63,258,012.47

---------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

                                                         Settle Date           18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                                       04/18/99
Scheduled Payment Date                                                                                15-Apr-99
Actual Payment Date                                                                                   15-Apr-99
Collection Period Begin Date                                                                          06-Mar-99
Collection Period End Date                                                     31-Oct-98              05-Apr-99
Days in accrual period (30/360)                                                                              30
Days in accrual period (ACT/360)                                                                             31

PART I -- MONTHLY DATA INPUT

Receipts During the Period                                          $17,272,400.02

Warranty Repurchases
   Contracts deferred beyond Final Scheduled Maturity Date                   $0.00
   Government obligors                                                       $0.00
     Total Warranty Repurchases                                              $0.00

Total Collections For The Period                                    $17,272,400.02

    Pool Balance (Beg. of Collection Period)                       $594,411,006.66
    Pool Balance (End of Collection Period)                        $581,454,724.34

Total Receivables Collection                                        $17,272,400.02
Negative Carry Withdrawls                                                    $0.00
Yield Supplement Withdrawals                                                 $0.00
Spread Account Withdrawals to Pay NoteHolders                                $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                      $0.00
Reinvestment Income (including Pre-Funding Account,
 Spread Account and YSA)                                               $100,905.98
Pre-Funding Account Reinvestment Income                                      $0.00

    Total Distribution Amount                                       $17,373,306.00

MISCELLANEOUS DATA

    Total Collateral
    ----------------
    Scheduled Amounts 30 - 59 days past due                          $2,022,643.25
    Scheduled Amounts 60 days or more past due                         $677,138.42
    Net Losses on Liquidated Receivables                                 $8,978.77
    Number of Loans at Beginning of Period                                  16,861
    Number of Loans at End of Period                                        16,607
    Repossessed Equipment not Sold or Reassigned (Beginning)                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                       $0.00

    Pre-Funding Account Reinvestment Income                                  $0.00

----------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

Actual Payment Date                                                     15-Apr-99
Collection Period Begin Date                                            06-Mar-99
Collection Period End Date                                              05-Apr-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price
 and Certificates (Beginning of Period)                            $594,400,218.94
    A-1 Note Beginning Principal Balance                            $33,438,842.79
    A-2 Note Beginning Principal Balance                           $250,000,000.00
    A-3 Note Beginning Principal Balance                           $110,000,000.00
    A-4 Note Beginning Principal Balance                           $148,350,000.00
    B Note Beginning Principal Balance                              $31,486,376.15
    Deferred Purchase Price Beginning Principal Balance             $21,025,000.00
    Certificate Beginning Principal Balance                            $100,000.00

Total Principal Balance of Notes, Deferred
 Purchase Price and Certificates (End of Period)                   $581,443,936.62
    A-1 Note Principal Balance (End of Period)                      $20,897,805.36
         A-1 Note Pool Factor (End of Period)                            0.2418727
    A-2 Note Principal Balance (End of Period)                     $250,000,000.00
         A-2 Note Pool Factor (End of Period)                            1.0000000
    A-3 Note Principal Balance (End of Period)                     $110,000,000.00
         A-3 Note Pool Factor (End of Period)                            1.0000000
    A-4 Note Principal Balance (End of Period)                     $148,350,000.00
         A-4 Note Pool Factor (End of Period)                            1.0000000
    B Note Principal Balance (End of Period)                        $31,071,131.26
         B Note Pool Factor (End of Period)                              0.9105093
    Deferred Purchase Price Principal Balance (End of Period)       $21,025,000.00
         Deferred Purchase Price Pool Factor (End of Period)             1.0000000
    Certificate Principal Balance (end of Period)                      $100,000.00
         Certificate Pool Factor (endof Period)                          1.0000000

COLLATERAL VALUE DECLINE                                            $12,956,282.32
    Pool Balance (Beg. of Collection Period)                       $594,411,006.66
    Pool Balance (End of Collection Period)                        $581,454,724.34

Total Distribution Amount (TDA)                                     $17,373,306.00
    Total Collections and Investment Income for the Period          $17,373,306.00
    Negative Carry Withdrawls                                                $0.00
    Yield Supplement Withdrawals                                             $0.00

Principal Distribution Amount  (PDA)                                $12,956,282.32

Principal Allocation to Notes, Deferred Purchase
  Price and Certificates                                            $12,956,282.32
    A-1 Noteholders' Principal Distributable Amount
      (including Carryover Shortfall)                               $12,541,037.43
    A-2 Noteholders' Principal Distributable Amount
      (including Carryover Shortfall)                                        $0.00
    A-3 Noteholders' Principal Distributable Amount
      (including Carryover Shortfall)                                        $0.00
    A-4 Noteholders' Principal Distributable Amount
      (including Carryover Shortfall)                                        $0.00
    B Noteholders' Principal Distributable Amount
      (including Carryover Shortfall)                                  $415,244.89
    Deferred Purchase Price Principal Distributable Amount
      (including Carryover Shortfall)                                        $0.00
    Certificateholders' Principal Distribuatable Amount
      (including Carryover Shortfall)                                        $0.00

Interest Distributable Amount                                        $2,771,178.21
    Noteholders' Interest Distributable Amount applicable
      to A-1 Notes                                                     $156,066.51
    Noteholders' Interest Distributable Amount applicable
      to A-2 Notes                                                   $1,143,750.00
    Noteholders' Interest Distributable Amount applicable
      to A-3 Notes                                                     $506,000.00
    Noteholders' Interest Distributable Amount applicable
      to A-4 Notes                                                     $693,536.25
    Noteholders' Interest Distributable Amount applicable
      to B Notes                                                       $162,679.61
    Deferred Purchase Price Interest Distributable Amount              $108,629.17
    Certificateholders'  Interest Distributable Amount                     $516.67

Spread Account
    Beginning Spread Account Balance                                $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                           $0.00
Deposit to Spread Account from Excess Collections over
     Distributions                                                   $1,754,824.64
Distribution from Spread Account for Interest / Principal
     Shortfall                                                               $0.00

Specified Spread Account Balance                                    $13,000,215.75
Ending Spread Account Balance (after distributions)                 $13,000,215.75

Credit Enhancement                                                           2.24%
    Spread account % of Ending Pool Balance                                  2.24%
    Overcollateralization % of Ending Pool Balance                           0.00%

Scheduled Amounts 30 - 59 days past due                              $2,022,643.25
                                   as % of Ending Pool Balance               0.35%
Scheduled Amounts 60 days or more past due                             $677,138.42
                                   as % of Ending Pool Balance               0.12%
Net Losses on Liquidated Receivables                                     $8,978.77
                                   as % of Ending Pool Balance               0.00%


PART III -- SERVICING CALCULATIONS                                       15-Apr-99

1.  SOURCES AND USES OF COLLECTION                Pool 1
    ACCOUNT BALANCE                           (Retail) Cutoff             Pool 1           Pool 2           Pool 3          Pool 4

Wtd. Avg. APR                                           8.689%            8.689%           8.689%           8.577%          8.504%
Contract Value (Beg. of Collection Period),
     by origination pool                                         $292,798,055.66  $105,643,587.66  $144,425,126.67  $51,544,236.67
Contract Value  (End of Collection Period),
     by origination pool                       $327,736,982.68   $286,526,208.61  $100,881,997.54  $142,786,469.03  $51,260,049.16
                                               ---------------   ---------------  ---------------  ---------------  --------------
Contract Value Decline                                             $6,271,847.05    $4,761,590.12    $1,638,657.64     $284,187.51
                                                                            2.14%            4.51%            1.13%           0.55%
Initial Pool Balance                                           $1,256,259,352.91
Pool Balance (End of Collection Period)                          $581,454,724.34

Collections and Investment Income for the period                  $17,373,306.00
Negative Carry Withdrawls                                                  $0.00
Yield Supplement Withdrawals                                               $0.00

Total Distribution Amount (TDA)                                   $17,373,306.00
Principal Distribution Amount  (PDA)                              $12,956,282.32

Initial B Percentage                                                       5.250%
Unscheduled Principal (per pool)                                           $0.00            $0.00       $84,022.54     $331,222.35
Total Unscheduled Principal                                          $415,244.89

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                     12,956,282.32

A-1 Note Beginning Principal Balance                              $33,438,842.79
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount               96.80%
Preliminary A-1 Noteholders' Principal Distributable Amount
  (including One-Time Excess Prefund Acct. Pmt.)                  $12,541,037.43
One-Time Excess Prefunding Account Payment                                 $0.00
A-1 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                 $12,541,037.43

Principal Distributable Amount Remaining                             $415,244.89

A-2 Note Beginning Principal Balance                             $250,000,000.00
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                0.00%
A-2 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                           $0.00

Principal Distributable Amount Remaining                             $415,244.89

A-3 Note Beginning Principal Balance                             $110,000,000.00
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                0.00%
A-3 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                           $0.00

Principal Distributable Amount Remaining                             $415,244.89

A-4 Note Beginning Principal Balance                             $148,350,000.00
A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                0.00%
A-4 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                           $0.00

Principal Distributable Amount Remaining                             $415,244.89

B Note Beginning Principal Balance                                $31,486,376.15
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
B Noteholders' Share of the Principal Distribution Amount                  3.20%
B Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                                     $415,244.89

Principal Distributable Amount Remaining                                   $0.00

Deferred Purchase Price Beginning Principal Balance               $21,025,000.00
Deferred Purchase Price Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
Deferred Purchase Price Share of the Principal
 Distribution Amount                                                       0.00%
Deferred Purchase Price Principal Distributable Amount
 (including Carryover Shortfall)                                           $0.00

Certificate Purchase Price Beginning Principal Balance               $100,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
Certificateholders' Share of the Principal Distribution Amount             0.00%
Certificateholders' Principal Distributable Amount
 (including Carryover Shortfall)                                           $0.00

Interest Accrued on Class A-1 Notes this period         5.4200%      $156,066.51
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                             $156,066.51

Interest Accrued on Class A-2 Notes this period         5.4900%    $1,143,750.00
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                                           $1,143,750.00

Interest Accrued on Class A-3 Notes this period         5.5200%      $506,000.00
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount applicable
 to A-3 Notes                                                        $506,000.00

Interest Accrued on Class A-4 Notes this period         5.6100%      $693,536.25
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-4 Notes                                           $0.00

Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount applicable
 to A-4 Notes                                                        $693,536.25

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period  $2,499,352.76
Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                         $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Offered Noteholders' Interest Distributable Amount                 $2,499,352.76

Interest Accrued on Class B Notes this period             6.2000%    $162,679.61
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes     $162,679.61

Interest Accrued on Deferred Purchase Price this period   6.2000%    $108,629.17
Deferred Purchase Price Interest Carryover Shortfall
 (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Deferred Purchase Price Interest Distributable Amount                $108,629.17

Interest Accrued on Certificates this period              6.2000%        $516.67
Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Certificateholders' Interest Distributable Amount                        $516.67


3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                $17,373,306.00

Administration Fee Shortfall (Previous Period)                             $0.00
Administration Fee Accrued during this Period              $500.00       $166.67
Administration Fee Paid this Period from TDA                             $166.67
Administration Fee Shortfall                                               $0.00

Total Distribution Amount Remaining                               $17,373,139.33

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-1 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-1 Notes this period                      $156,066.51
Noteholders' Interest applicable to A-1 Notes Paid
 this Period from TDA                                                $156,066.51
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                  $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-2 Notes this period                    $1,143,750.00
Noteholders' Interest applicable to A-2 Notes Paid
 this Period from TDA                                              $1,143,750.00
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                  $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-3 Notes this period                      $506,000.00
Noteholders' Interest applicable to A-3 Notes Paid
 this Period from TDA                                                $506,000.00
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                  $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-4 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-4 Notes this period                      $693,536.25
Noteholders' Interest applicable to A-4 Notes Paid
 this Period from TDA                                                $693,536.25
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-4 Notes                        $0.00

Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                         $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4
 Notes this period                                                 $2,499,352.76
Offered Noteholders' Interest Paid this Period
 from TDA                                                          $2,499,352.76
Preliminary A Noteholders' Interest Carryover
 Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                               $14,873,786.57

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on B Notes this period                              $162,679.61
Noteholders' Interest applicable to B Notes Paid
 this Period from TDA                                                $162,679.61
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                    $0.00

Total Distribution Amount Remaining                               $14,711,106.96

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
A-1 Noteholders' Monthly Principal Distributable
 Amount (including Caryover Shortfall)                            $12,541,037.43
A-1 Noteholders' Principal Distributable Amount
 Paid from TDA                                                    $12,541,037.43
Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                $2,170,069.53

A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable
 Amount (including Caryover Shortfall)                                     $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                $2,170,069.53

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $0.00
A-3 Noteholders' Principal Distributable
 Amount Paid from TDA                                                      $0.00
Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                $2,170,069.53

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                            $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA              $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                $2,170,069.53

B Noteholders' Principal Carryover Shortfall (Previous Period)             $0.00
B Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                      $415,244.89
B Noteholders' Principal Distributable Amount Paid from TDA          $415,244.89
Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $0.00

Total Excess Distribution Amount Remaining                         $1,754,824.64


4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                      $0.00

New Collateral Purchased                                                   $0.00
Deposit to Spread Account                       2.00%                      $0.00
Deposit to Yield Supplement Account                                        $0.00
                                                                           -----
Payment to Seller                                                          $0.00
Payment to Class A-1 after Funding is Complete                             $0.00

Ending Pre-Funding Account Balance                                         $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                              $0.00

Adjusted Ending Pre-Funding Account Balance                                $0.00


5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                   $0.00
Negative Carry                                                         3.052000%
Number of Days Remaining                                                 30 days

Pre-Funded Percentage                                                     0.000%
Negative Carry Withdrawls                                                  $0.00
Cumulative Negative Carry Withdrawls                                 $593,232.45
Maximum Negative Carry Amount                                              $0.00
Required Negative Carry Account Balance                                    $0.00
Interim Ending Negative Carry Account Balance                              $0.00
Negative Carry Amount Released to Seller                                   $0.00

Ending Negative Carry Account Balance                                      $0.00


6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                           $513,057.49
Deposit to Yield Supplement Account from Pre-Funding Account               $0.00
Receivables Percentage                                                   100.00%
Withdrawal of Yield Supplement Amount                                      $0.00
Maximum Yield Supplement Amount                                      $513,057.49
Required Yield Supplement Amount                                     $513,057.49
Interim Yield Supplement Account Balance                             $513,057.49
Yield Supplement Amount Released to Seller                                 $0.00

Ending Yield Supplement Account Balance                              $513,057.49


7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                  $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                         $0.00
Deposit to Spread Account from Excess Collections over
 Distributions                                                     $1,754,824.64

Distribution from Spread Account to Noteholders'
 Distr. Account                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                  $0.00
Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                    $0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                               $0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Preliminary Spread Account Balance Remaining                      $14,755,040.39

Cumulative Realized Losses since 31-July-98 (Cut-off Date)             $8,978.77
Are Cum. Realized Losses GREATER THAN 2.25% of
 Initial Pool Balance?                                       NO
12*(Realized Losses during Collection Period +
 Repos at end of Collection Period)                                  $107,745.24
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65%
 of Beg. Pool Balance?                                       NO
60 day or GREATER THAN Delinquent Scheduled Amounts                  $677,138.42
Are 60 day or HIGHER THAN Delinquencies HIGHER THAN 2.25%
  of Ending Pool Balance?                                    NO
Are any of the three conditions "YES"?                       NO

Preliminary A-1 Note Principal Balance (End of Period)            $20,897,805.36
Preliminary A-2 Note Principal Balance (End of Period)           $250,000,000.00
Preliminary A-3 Note Principal Balance (End of Period)           $110,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)           $148,350,000.00
Preliminary B Note Principal Balance (End of Period)              $31,071,131.26
Preliminary Total Principal Balance of Notes  (End of Period)    $560,318,936.62

Specified Spread Account Balance                                   13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool Balance                      2.00%   13,000,215.75

(b) the Note Balance                                              560,318,936.62

Preliminary Spread Account Balance Remaining                      $14,755,040.39
Preliminary Excess Amount in Spread Account                        $1,754,824.64
Preliminary Shortfall Amount in Spread Account                             $0.00

Deposit to Spread Account from Remaing Excess Distribution                 $0.00

Spread Account Excess                                              $1,754,824.64

Ending Spread Account Balance (after distributions)               $13,000,215.75
Net Change in Spread Account Balance                                       $0.00

Total Excess Distribution Amount Remaining                         $1,754,824.64

Deferred Purchase Price Interest Carryover Shortfall
 (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Interest Accrued on Deferred Purchase Price this period              $108,629.17
Deferred Purchase Price Interest Paid from Excess Distribution       $108,629.17
Preliminary Deferred Purchase Price Interest Carryover
 Shortfall (Current Period)                                                $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Interest Accrued on Certificates this period                             $516.67
Certificateholders' Interest Paid from Excess Distribution               $516.67
Certificateholders' Interest Carryover Shortfall (Current Period)          $0.00

Total Excess Distribution Amount Remaining                         $1,645,678.80

Deferred Purchase Price Principal Carryover Shortfall
 (Previous Period)                                                         $0.00
Deferred Purchase Price Principal Distributable
 Amount current period (including Carryover Shortfall)                     $0.00
Deferred Purchase Price Principal Distributable Amount
 Paid from Fixed and Floating Rate Excess Distrbution                      $0.00
Preliminary Deferred Purchase Price Principal Carryover
 Shortfall (Current Period)                                                $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)        $0.00
Certificateholders' Principal Distributable Amount current period
 (including Carryover Shortfall)                                           $0.00
Certificateholders' Principal Distributable Amount Paid from
 Fixed and Floating Rate Excess Distrbution                                $0.00
Preliminary Certificateholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                         $1,645,678.80

Servicing Fee Shortfall (Previous Period)                                  $0.00
Servicing Fees Accrued during this Period                            $495,342.51
Adjustment to Servicing Fee                                                $0.00
Adjustment to Excess Distribution Amount Remaining                         $0.00
Servicing Fees Paid this Period from Excess Distribution             $495,342.51
Servicing Fee Shortfall                                                    $0.00

Total Excess Distribution Amount Remaining                         $1,150,336.29


8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                    $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)              $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)     $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)    $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)         $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)        $0.00

A-1 Note Principal Balance (End of Period)                        $20,897,805.36
A-2 Note Principal Balance (End of Period)                       $250,000,000.00
A-3 Note Principal Balance (End of Period)                       $110,000,000.00
A-4 Note Principal Balance (End of Period)                       $148,350,000.00
B Note Principal Balance (End of Period)                          $31,071,131.26
Deferred Purchase Price Principal Balance (End of Period)         $21,025,000.00
Certificate Principal Balance (end of Period)                        $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price
 and Certificates (End of Period)                                $581,443,936.62

A-1 Note Pool Factor (End of Period)        $86,400,000.00             0.2418727
A-2 Note Pool Factor (End of Period)       $250,000,000.00             1.0000000
A-3 Note Pool Factor (End of Period)       $110,000,000.00             1.0000000
A-4 Note Pool Factor (End of Period)       $148,350,000.00             1.0000000
B Note Pool Factor (End of Period)          $34,125,000.00             0.9105093
Deferred Purchase Price Pool Factor
 (End of Period)                            $21,025,000.00             1.0000000
Certificate Pool Factor (endof Period)         $100,000.00             1.0000000
Total Notes, Deferred Purchase Price &
 Certificates Pool Factor (End of Period)                              0.8945291

Specified Spread Account Balance (after all
 distributions and adjustments)                                   $13,000,215.75

Yield Supplement Account Balance (after all distributions
 and adjustment):                                                    $513,057.49

--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates

Payment Date:                                                          15-Apr-99

(1)  Amount of principal being paid on the Notes:

    (a)   A-1 Notes:                                              $12,541,037.43
           per $1,000 original principal amount:                         $145.15

    (b)   A-2 Notes:                                                       $0.00
            per $1,000 original principal amount:                          $0.00

    (c)   A-3 Notes:                                                       $0.00
            per $1,000 original principal amount:                          $0.00

    (d)   A-4 Notes:                                                       $0.00
            per $1,000 original principal amount:                          $0.00

    (e)   B Notes:                                                   $415,244.89
            per $1,000 original principal amount:                         $12.17

    (f)   Total                                                   $12,956,282.32


(2) Interest Paid on the Notes                                       $156,066.51
           per $1,000 original principal amount:                           $1.81

    (b)  A-2 Notes:                                               $1,143,750.00
            per $1,000 original principal amount:                          $4.58

    (c)  A-3 Notes:                                                  $506,000.00
           per $1,000 original principal amount:                           $4.60

    (d)  A-4 Notes:                                                  $693,536.25
           per $1,000 original principal amount:                           $4.68

    (e)  B Notes:                                                    $162,679.61
            per $1,000 original principal amount:                          $4.77

    (f)  Total                                                     $2,662,032.37


(3) Pool Balance at the end of the related Collection Period     $581,454,724.34

(4)  After giving effect to distributions on current
     Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:           $20,897,805.36
        (ii) A-1 Note Pool Factor:                                     0.2418727

    (b) (i)  outstanding principal amount of A-2 Notes:          $250,000,000.00
        (ii) A-2 Note Pool Factor:                                     1.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:          $110,000,000.00
        (ii) A-3 Note Pool Factor:                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:          $148,350,000.00
        (ii) A-4 Note Pool Factor:                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:             $31,071,131.26
        (ii) B Note Pool Factor:                                       0.9105093

    (f) (i)  Deferred Purchase Price Balance                      $21,025,000.00
        (ii) Deferred Purchase Price Pool Factor:                      1.0000000


    (g) (i)  Certificate Balance                                     $100,000.00
        (ii) Certificate Pool Factor:                                 1.00000000

(5)  Amount of Servicing Fee:                                        $495,342.51
         per $1,000 Beginning of Collection Period:                  1.69175476

(6)  Amount of Administration Fee:                                       $166.67
         per $1,000 Beginning of Collection Period:                   0.00056922

(7)  Aggregate Purchase Amounts for Collection Period:                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                           $8,978.77

(9)  Amount in Spread Account:                                    $13,000,215.75

(10)  Amount in Pre-Funding Account:                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                    $0.00

(13)  Amount in Yield Supplement Account:                            $513,057.49

--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

Payment Date:                                                          15-Apr-99
(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                               $12,541,037.43
           per $1,000 original principal amount:                         $145.15

    (b)  A-2 Notes:                                                        $0.00
           per $1,000 original principal amount:                           $0.00

    (c)  A-3 Notes:                                                        $0.00
           per $1,000 original principal amount:                           $0.00

    (d)  A-4 Notes:                                                        $0.00
           per $1,000 original principal amount:                           $0.00

    (e)  B Notes:                                                    $415,244.89
           per $1,000 original principal amount:                          $12.17

    (f)  Deferred Purchase Price:                                          $0.00
           per $1,000 original principal amount:                           $0.00

    (g)  Certificates:                                                      0.00
           per $1,000 original principal amount:                           $0.00

    (h)  Total:                                                   $12,956,282.32

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                  $156,066.51
           per $1,000 original principal amount:                           $1.81

    (b)  A-2 Notes:                                                $1,143,750.00
           per $1,000 original principal amount:                           $4.58

    (c)  A-3 Notes:                                                  $506,000.00
           per $1,000 original principal amount:                           $4.60

    (d)  A-4 Notes:                                                  $693,536.25
           per $1,000 original principal amount:                           $4.68

    (e)  B Notes:                                                    $162,679.61
           per $1,000 original principal amount:                           $4.77

    (f)  Deferred Purchase Price:                                    $108,629.17
           per $1,000 original principal amount:                           $5.17

    (g)  Certificates:                                                   $516.67
           per $1,000 original principal amount:                           $5.17

    (h)  Total:                                                    $2,771,178.21

(3)  Pool Balance at end of related Collection Period:           $581,454,724.34

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:           $20,897,805.36
        (ii) A-1 Note Pool Factor:                                     0.2418727

    (b) (i)  outstanding principal amount of A-2 Notes:          $250,000,000.00
        (ii) A-2 Note Pool Factor:                                     1.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:          $110,000,000.00
        (ii) A-3 Note Pool Factor:                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:          $148,350,000.00
        (ii) A-4 Note Pool Factor:                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:             $31,071,131.26
        (ii) C Note Pool Factor:                                       0.9105093

    (f) (i)  Deferred Purchase Price Balance                      $21,025,000.00
        (ii) Certificate Pool Factor:                                  1.0000000

    (g) (i)  Certificate Balance                                      100,000.00
        (ii) Certificate Pool Factor:                                  1.0000000

(5)  Amount of Servicing Fee:                                        $495,342.51
         per $1,000 Beginning of Collection Period:                    1.6917548

(6)  Amount of Administration Fee:                                       $166.67
         per $1,000 Beginning of Collection Period:                    0.0005692

(7)  Aggregate Purchase Amounts for Collection Period:                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                           $8,978.77

(9)  Amount in Spread Account:                                    $13,000,215.75

(10)  Amount in Pre-Funding Account:                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                    $0.00

(13)  Amount in Yield Supplement Account:                            $513,057.49

--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates

Payment Date:                                                          15-Apr-99
(1)  Payment of Administration Fee to Administrator:                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                  $2,662,032.37

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:         $12,956,282.32

(4) Deferred Purchase Price Interest Distributable Amount to be deposited into Deferred Purchase Price Distribution Account: $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:       $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:         $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:           $0.00

(8)  Payment of Servicing Fee to Servicer:                           $495,342.51

(9) Release to Seller from Excess Collections over Distributions   $1,150,336.29

Check for Error                                                       NO ERROR

Sum of Above Distributions                                        $17,373,306.00
Total Distribution Amount plus Releases to Seller                 $17,373,306.00

--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

Payment Date:                                                          15-Apr-99
(1)  Total Distribution Amount:                                   $17,373,306.00

(2)  Administration Fee:                                                 $166.67

(3)  Noteholders' Interest Distributable Amount
     applicable to A-1 Notes:                                        $156,066.51

(4)  Noteholders' Interest Carryover Shortfall
     applicable to A-1 Notes:                                              $0.00

(5)  Noteholders' Interest Distributable Amount
     applicable to A-2 Notes:                                      $1,143,750.00

(6)  Noteholders' Interest Carryover Shortfall
     applicable to A-2 Notes:                                              $0.00

(7)  Noteholders' Interest Distributable Amount
     applicable to A-3 Notes:                                        $506,000.00

(8)  Noteholders' Interest Carryover Shortfall
     applicable to A-3 Notes:                                              $0.00

(9)  Noteholders' Interest Distributable Amount
     applicable to A-4 Notes:                                        $693,536.25

(10)  Noteholders' Interest Carryover Shortfall
     applicable to A-4 Notes:                                              $0.00

(11)  Noteholders' Interest Distributable Amount
     applicable to b Notes:                                          $162,679.61

(12)  Noteholders' Interest Carryover Shortfall
     applicable to B Notes:                                                $0.00

(13)  Offered Noteholders' Interest Distributable Amount'          $2,662,032.37
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:    $12,541,037.43

(15)  % of Fixed Rate Principal Distribution Amount applicable
      to A-1 Noteholders                                                  96.80%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:            $12,541,037.43

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:             $0.00

(19)  % of Fixed Rate Principal Distribution Amount
      applicable to A-2 Noteholders                                        0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:             $0.00

(23)  % of Fixed Rate Principal Distribution Amount
      applicable to A-3 Noteholders                                        0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:             $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable
      to A-4 Noteholders                                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                     $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:         $415,244.89

(31)  % of Fixed Rate & Floating Rate Principal Distribution
      Amount applicable to B Noteholders                                   3.20%

(32)  B Noteholders' Principal Carryover Shortfall:                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                 $415,244.89

(34)  Noteholders' Principal Distribution Amount:                 $12,956,282.32

(35)  Noteholders' Distributable Amount:                          $15,618,314.69

(36)  Deposit to Spread Account (from excess collections):         $1,754,824.64

(37)  Specified Spread Account Balance (after all
      distributions and adjustments) :                            $13,000,215.75

    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                         $13,000,215.75

    (b) the Note Balance                                         $560,318,936.62

(38)  Spread Account Balance over the Specified
      Spread Account Balance:                                      $1,754,824.64

(39)  Deffered Purchase Price Interest Distribution Amount:          $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution
      Amount applicable to Deffered Purchase Price                         0.00%

(42) Deffered Purchase Price Principal Distributable
     Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:               $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:               $0.00

(45)  Deffered Purchase Price Distribution Amount:                   $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                  $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                    $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution
      Amount applicable to Certificates                                    0.00%

(42) Certificates Principal Distributable Amount applicable
     to current period                                                     $0.00

(43)  Certificates Principal Carryover Shortfall:                          $0.00

(44)  Certificates Principal Distribution Amount:                          $0.00

(45)  Certificates Distribution Amount:                                  $516.67

(46)  Servicing Fee:                                                 $495,342.51

--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

Payment Date:                                                         00-Jan-00
(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess
        Distributions                                             $1,150,336.29
    (b) Release of Excess Amount in Negative Carry Account                $0.00
    (b) Release of Excess Amount in Yield Supplement Account              $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                    $0.00

(49)  Pool Balance as of the opening of business on the first day of the Collection Period in which the
           Payment Date occurs:                                 $594,411,006.66

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:           $20,897,805.36
           A-1 Note Pool Factor:                                      0.2418727

           Outstanding Principal Balance of A-2 Notes:          $250,000,000.00
           A-2 Note Pool Factor:                                      1.0000000

           Outstanding Principal Balance of A-3 Notes:          $110,000,000.00
           A-3 Note Pool Factor:                                      1.0000000

           Outstanding Principal Balance of A-4 Notes:          $148,350,000.00
           A-4 Note Pool Factor:                                      1.0000000

           Outstanding Principal Balance of B Notes:             $31,071,131.26
           B Note Pool Factor:                                        0.9105093

           Outstanding Principal Balance of the Deferred
           Purchase Price:                                       $21,025,000.00
           Deferred Purchase Price Pool Factor:                       1.0000000

           Outstanding Principal Balance of the Certificates:        100,000.00
           Certificate Pool Factor:                                   1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:           $0.00

(52)  Aggregate Amount of Realized Losses for the
      related Collection Period:                                      $8,978.77

(53)  Spread Account Balance after giving effect to
      all distributions:                                         $13,000,215.75

                                   17-Apr-99


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

     Pool Balance on                                             06-Mar-99
                                                           $594,411,006.66
     Pool Balance on                                             05-Apr-99
                                                           $581,454,724.34

     Realized Losses during collection period:                   $8,978.77

     Aggregate Scheduled Payments delinquent by more
     than 60 days at the end of collection period:             $677,138.42

     Aggregate Contract Value of all Receivables as to
     which the related Financed Equipment has been
     repossessed but in which the Receivable has not
     been liquidated at the end of the collection period:            $0.00

Total Collections During the Collection Period:             $17,373,306.00

-------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates
                                                                     17-Apr-99
                                                                      09:29 AM
Prepared by  Lisa Sorenson (414)636-6184                       File: us99a.xls

                                         --------------------------------------------------------------------
NPV Data Input Section                       05-Apr-99      05-Apr-99        05-Apr-99         05-Apr-99
                                         --------------------------------------------------------------------
Scheduled cash flows as of the           Pool 1A (Retail) Pool 1B (FPL)  Pool 1C (Forestry)  Pool 2
                                          1,608,074.46       778,001.11        262,196.63       358,131.16
                                          4,279,478.48     1,563,809.12        522,653.91     1,682,307.44
                                          4,570,389.81     1,466,193.16        522,653.91     1,719,719.90
                                          5,028,743.13     1,544,317.48        548,211.73     1,770,696.43
                                          5,121,337.81     1,489,179.32        559,810.14     1,929,857.24
                                          6,866,155.09     1,549,444.42        559,844.20     2,311,377.98
                                          4,541,988.17     1,495,418.73        559,874.81     1,966,274.50
                                          5,876,751.89     1,445,783.92        559,904.43     1,946,052.05
                                         13,926,111.54     1,460,291.91        558,123.84     2,306,003.02
                                         21,169,761.91     1,521,892.67        551,883.77     2,401,547.20
                                         13,325,243.03     1,358,352.98        522,798.46     2,776,622.25
                                          6,523,114.48     1,618,037.75        530,131.09     8,262,058.73
                                          4,352,257.00     1,233,000.53        522,629.06     5,500,936.93
                                          4,094,930.77     1,277,683.53        527,741.36     1,756,496.59
                                          4,265,677.23     1,178,145.94        527,741.36     1,690,262.52
                                          4,842,661.50     1,251,682.41        550,638.66     1,666,235.70
                                          4,815,488.75     1,177,584.23        545,815.03     1,832,569.25
                                          6,175,520.12     1,210,767.93        545,815.03     2,093,427.44
                                          4,357,861.19     1,204,279.09        543,634.97     1,856,646.34
                                          5,644,351.65     1,164,647.64        543,634.97     1,899,484.58
                                         13,738,211.25     1,376,704.72        543,634.97     2,215,311.54
                                         21,905,155.90     1,240,837.47        540,424.64     2,444,997.42
                                         12,895,086.42     1,018,374.74        505,811.91     2,710,063.50
                                          6,140,127.01     1,253,916.80        507,057.71     8,103,330.58
                                          3,941,361.93     1,007,933.26        502,325.68     5,288,727.60
                                          3,672,790.41     1,040,617.97        507,437.98     1,732,210.44
                                          3,794,998.96       963,778.86        507,437.98     1,572,934.86
                                          4,326,786.19     1,060,789.42        529,715.39     1,526,064.17
                                          4,425,992.73     1,049,322.72        528,259.29     1,638,696.99
                                          5,617,906.77       947,698.87        520,091.81     1,953,252.00
                                          3,896,854.93     1,006,244.21        518,198.51     1,741,039.36
                                          5,141,138.08       994,435.97        516,765.86     1,790,422.53
                                         13,125,590.28       979,987.29        514,256.05     1,998,732.59
                                         21,502,617.19     1,088,166.73        488,781.39     2,345,378.51
                                         12,345,632.64       818,469.54        429,825.44     2,622,026.02
                                          5,391,992.53     1,002,343.30        398,668.51     7,961,221.00
                                          3,137,880.33       833,919.23        376,041.79     4,972,247.47
                                          2,842,588.56       874,261.72        381,154.09     1,412,340.86
                                          2,943,961.38       797,989.10        381,154.09     1,276,989.55
                                          3,310,838.01       866,187.61        389,682.40     1,230,319.94
                                          3,395,022.99       831,573.02        383,607.38     1,301,432.61
                                          4,208,724.90       729,836.90        370,897.06     1,571,705.22
                                          3,035,862.18       735,251.19        362,232.26     1,417,123.47
                                          4,205,873.19       703,372.54        362,182.26     1,515,097.99
                                         10,938,522.66       614,825.42        348,980.58     1,669,071.72
                                         16,746,232.49       691,512.81        303,812.25     1,700,257.24
                                          8,773,835.95       462,336.00        217,985.08     2,125,205.42
                                          3,601,804.94       566,656.87         96,517.60     5,687,523.41
                                          1,406,592.08       463,661.59         42,270.61     3,406,392.01
                                          1,140,456.61       458,552.32         42,756.30       600,096.81
                                          1,218,360.57       415,096.39         37,801.95       372,580.29
                                          1,485,033.14       479,576.79         57,332.08       438,575.43
                                          1,508,202.03       396,037.83         54,511.80       469,090.30
                                          2,267,353.39       372,927.97         52,907.71       683,901.60
                                          1,256,584.25       330,602.49         52,907.71       555,149.92
                                          2,206,733.97       303,779.16         52,907.71       550,877.51
                                          7,706,263.26       168,953.52         46,189.55       642,295.80
                                         12,946,651.50       175,543.00         42,522.98       850,116.18
                                          5,896,199.18        68,174.13         34,389.83     1,152,522.39
                                          1,389,784.73        55,819.68         16,689.45     3,759,341.79
                                            171,287.72         6,166.33              0.00     1,911,214.01
                                             68,005.97         6,166.33              0.00       141,969.38
                                            123,985.64         6,166.33              0.00        19,353.10
                                             84,823.38        37,471.47              0.00        29,302.94
                                            164,678.38        13,429.95              0.00        34,428.94
                                            167,324.84        10,397.43              0.00        20,739.44
                                             28,112.01         5,471.48              0.00        10,862.76
                                            612,040.93        14,656.36              0.00        44,465.13
                                          1,256,446.29        19,292.10              0.00        46,607.70
                                          2,270,153.28        23,359.07              0.00       195,632.91
                                            379,262.54         1,859.80              0.00       380,311.21
                                                  0.00             0.00              0.00       234,422.13
                                                  0.00             0.00              0.00             0.00
                                                  0.00             0.00              0.00             0.00
                                        ------------------------------------------------------------------
Total Time Balance of Scheduled
     Cash Flows                         386,143,624.50    56,379,019.67     23,131,865.00   137,800,680.94

------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005
$15,500,000 5.960% Asset Backed Certificates

                                                                                            22-Mar-99
Prepared by  Lisa Sorenson (414)636-6184                              04/17/99
                                                                      09:29 AM
Scheduled Payment Date                                                                       15-Apr-99
Actual Payment Date                                                                          15-Apr-99
Collection Period Begin Date                                                                 01-Mar-99
Collection Period End Date                                             28-Feb-99             05-Apr-99
Days in accrual period (30/360)                                                                     23
Days in accrual period (ACT/360)                                                                    24

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                             $14,427,776.73

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                        $0.00
  Government obligors                                                                            $0.00
        Total Warranty Repurchases                                                               $0.00

Total Collections For The Period                                                        $14,427,776.73

Total Collection                                                                        $14,427,776.73
Negative Carry Withdrawls                                                                $1,312,572.86
Yield Supplement Withdrawals                                                                     $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))       $545,643.15
Pre-Funding Account Reinvestment Income                                                          $0.00

   Total Distribution Amount                                                            $16,285,992.74

MISCELLANEOUS DATA

   Total Collateral

    Scheduled Amounts 30 - 59 days past due                                                $645,749.05
    Scheduled Amounts 60 days or more past due                                             $118,825.06
    Net Losses on Liquidated Receivables                                                         $0.00
    Number of Loans at Beginning of Period                                                      10,953
    Number of Loans at End of Period                                                            14,631
    Repossessed Equipment not Sold or Reassigned (Beginning)                                     $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                           $0.00

------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                                          15-Apr-99
Collection Period Begin Date                                                                 01-Mar-99
Collection Period End Date                                                                   05-Apr-99


PART II -- SUMMARY


Total Principal Balance of Notes and Certificates (Beginning of Period)                $775,000,000.00
   A-1 Note Beginning Principal Balance                                                 $75,550,000.00
   A-2 Note Beginning Principal Balance                                                $294,000,000.00
   A-3 Note Beginning Principal Balance                                                $137,000,000.00
   A-4 Note Beginning Principal Balance                                                $221,950,000.00
   B Note Beginning Principal Balance                                                   $31,000,000.00
   Certificate Beginning Principal Balance                                              $15,500,000.00


Total Principal Balance of Notes and Certificates (End of Period)                      $763,144,358.76
   A-1 Note Principal Balance (End of Period)                                           $64,168,584.41
                                      A-1 Note Pool Factor (End of Period)                   0.8493525
   A-2 Note Principal Balance (End of Period)                                          $294,000,000.00
                                      A-2 Note Pool Factor (End of Period)                   1.0000000
   A-3 Note Principal Balance (End of Period)                                          $137,000,000.00
                                      A-3 Note Pool Factor (End of Period)                   1.0000000
   A-4 Note Principal Balance (End of Period)                                          $221,950,000.00
                                      A-4 Note Pool Factor (End of Period)                   1.0000000
   B Note Principal Balance (End of Period)                                             $30,525,774.35
                                      B Note Pool Factor (End of Period)                     0.9847024
   Certificate Principal Balance (End of Period)                                        $15,500,000.00
                                      Certificate Pool Factor (End of Period)                1.0000000

CONTRACT VALUE DECLINE                                                                  $11,855,641.24
   Pool Balance (Beg. of Collection Period)                                            $399,849,962.72
   Pool Balance (End of Collection Period)                                             $503,292,953.33

Total Distribution Amount (TDA)                                                         $16,285,992.74
   Total Collections and Investment Income for the Period                               $14,973,419.88
   Negative Carry Amount                                                                 $1,312,572.86

Principal Distribution Amount  (PDA)                                                    $11,855,641.24

Principal Allocation to Notes and Certificates                                          $11,855,641.24
   A-1 Noteholders' Principal Distributable Amount                                      $11,381,415.59
   A-2 Noteholders' Principal Distributable Amount                                               $0.00
   A-3 Noteholders' Principal Distributable Amount                                               $0.00
   A-4 Noteholders' Principal Distributable Amount                                               $0.00
   B Noteholders' Principal Distributable Amount                                           $474,225.65
   Certificateholders' Principal Distributable Amount                                            $0.00

Interest Distributable Amount                                                            $2,742,016.48
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                      $249,315.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                    $1,035,860.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $490,155.56
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                      $818,194.01
   Noteholders' Interest Distributable Amount applicable to B Notes                        $118,041.11
   Certificateholders' Interest Distributable Amount                                        $30,450.80

Spread Account

   Beginning Spread Account Balance                                                      $7,996,999.25
   Deposit to Spread Account from Pre-Funding Account                                    $2,305,972.64
   Deposit to Spread Account from Excess Collections over Distributions                  $1,718,619.15
   Distribution from Spread Account for Interest / Principal Shortfall                           $0.00

   Specified Spread Account Balance                                                     $10,302,971.89
   Ending Spread Account Balance (after distributions)                                  $10,302,971.89

Credit Enhancement                                                                               2.05%
   Spread account % of Ending Pool Balance                                                       2.05%
   Overcollateralization % of Ending Pool Balance                                                0.00%

   Scheduled Amounts 30 - 59 days past due                                                 $645,749.05
                                      as % of Ending Pool Balance                                0.13%
   Scheduled Amounts 60 days or more past due                                              $118,825.06
                                      as % of Ending Pool Balance                                0.02%
   Net Losses on Liquidated Receivables                                                          $0.00
                                      as % of Ending Pool Balance                                0.00%
   PART III -- SERVICING CALCULATIONS                                                        15-Apr-99

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE

                                               Pool 1A (Retail) Cuto Pool 1A (Retail) Pool 1B (FPL) Pool 1C (Forestry) Pool 2
   Wtd. Avg. APR                                          8.519%         8.519%           8.519%          8.519%           8.163%
   Contract Value (Beg. of Collection Period),
     by origination pool                                          $327,416,979.51  $51,732,830.16  $20,700,153.05  $115,298,631.85
   Contract Value  (End of Collection Period),
     by origination pool                         $327,416,979.51  $320,083,957.43  $48,386,645.75  $19,862,020.02  $114,960,330.13
                                                 ---------------  --------------- ---------------  --------------  ---------------
   Contract Value Decline                                           $7,333,022.08   $3,346,184.41     $838,133.03      $338,301.72
                                                                            2.24%           6.47%           4.05%            0.29%
   Initial Pool Balance                                           $515,148,594.57
   Pool Balance (End of Collection Period)                        $503,292,953.33


   Collections and Investment Income for the period                $14,973,419.88
   Negative Carry Amount                                            $1,312,572.86

   Total Distribution Amount (TDA)                                 $16,285,992.74
   Principal Distribution Amount  (PDA)                            $11,855,641.24


   Initial B Percentage                                                    4.000%
   Unscheduled Principal (per pool)                                 $2,267,160.09     $676,489.42     $121,186.55            $0.00
   Total Unscheduled Principal                                      $3,064,836.06

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

   A-1 Note Beginning Principal Balance                            $75,550,000.00
   A-1 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                       $0.00
   A-1 Noteholders' Share of the Principal Distribution
    Amount                                                                 96.00%
   A-1 Noteholders' Principal Distributable Amount                 $11,381,415.59

   Principal Distribution Amount Remaining                            $474,225.65

   A-2 Note Beginning Principal Balance                           $294,000,000.00
   A-2 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                       $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount              0.00%
   A-2 Noteholders' Principal Distributable Amount                          $0.00

   Principal Distribution Amount Remaining                            $474,225.65

   A-3 Note Beginning Principal Balance                           $137,000,000.00
   A-3 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                       $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount              0.00%
   A-3 Noteholders' Principal Distributable Amount                          $0.00

   Principal Distribution Amount Remaining                            $474,225.65

   A-4 Note Beginning Principal Balance                           $221,950,000.00
   A-4 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                       $0.00
   A-4 Noteholders' Share of the Principal Distribution Amount              0.00%
   A-4 Noteholders' Principal Distributable Amount                          $0.00

   Principal Distribution Amount Remaining                            $474,225.65

   B Note Beginning Principal Balance                              $31,000,000.00
   B Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                      $0.00
   B Noteholders' Share of the Principal Distribution Amounts               4.00%
   B Noteholders' Principal Distributable Amount                      $474,225.65

   Principal Distribution Amount Remaining                                  $0.00

   Certificate Beginning Principal Balance                         $15,500,000.00
   Certificateholders' Principal Carryover Shortfall (Previous
    Period)                                                                 $0.00
   Certificateholders' Share of the Principal Distribution Amounts          0.00%
   Certificateholders' Principal Distributable Amount                       $0.00


   Interest Accrued on Class A-1 Notes this period     4.9500%        $249,315.00
   Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-1 Notes                                         $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Noteholders' Interest Distributable Amount applicable
    to A-1 Notes                                                      $249,315.00


   Interest Accrued on Class A-2 Notes this period     5.2850%      $1,035,860.00
   Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-2 Notes                                         $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Noteholders' Interest Distributable Amount
    applicable to A-2 Notes                                         $1,035,860.00


   Interest Accrued on Class A-3 Notes this period     5.6000%        $490,155.56
   Noteholders' Interest Carryover Shortfall (Previous
     Period) applicable to A-3 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Noteholders' Interest Distributable Amount applicable to
    A-3 Notes                                                         $490,155.56

   Interest Accrued on Class A-4 Notes this period     5.7700%        $818,194.01
   Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-4 Notes                                         $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Noteholders' Interest Distributable Amount applicable to
    A-4 Notes                                                         $818,194.01

   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this
    period                                                          $2,593,524.57
   Offered Noteholders' Interest Carryover Shortfall (Previous
    Period)                                                                 $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Offered Noteholders' Interest Distributable Amount               $2,593,524.57

   Interest Accrued on Class B Notes this period         5.9600%      $118,041.11
   Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to B Notes                                           $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Noteholders' Interest Distributable Amount applicable
    to B Notes                                                        $118,041.11

   Interest Accrued on Certificates this period          5.9600%       $30,450.80
   Certificateholders' Interest Carryover Shortfall
    (Previous Period)                                                       $0.00
   Interest Due (in Arrears) on Above Shortfall                             $0.00
   Certificateholders' Interest Distributable Amount                   $30,450.80

   3.  ALLOCATION OF DISTRIBUTION AMOUNTS

   a. TOTAL DISTRIBUTION AMOUNT (TDA)                              $16,285,992.74

   Administration Fee Shortfall (Previous Period)                           $0.00
   Administration Fee Accrued during this Period         $500.00          $166.67
   Administration Fee Paid this Period from TDA                           $166.67
   Administration Fee Shortfall                                             $0.00

   Total Distribution Amount Remaining                             $16,285,826.07

   Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-1 Notes                                                 $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class A-1 Notes this period                    $249,315.00
   Noteholders' Interest applicable to A-1 Notes Paid this Period
    from TDA                                                          $249,315.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current
    Period) applicable to A-1 Notes                                         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-2 Notes                                                 $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class A-2 Notes this period                  $1,035,860.00
   Noteholders' Interest applicable to A-2 Notes Paid this
    Period from TDA                                                 $1,035,860.00
   Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-2 Notes                                $0.00


   Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-3 Notes                                                 $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class A-3 Notes this period                    $490,155.56
   Noteholders' Interest applicable to A-3 Notes Paid this
    Period from TDA                                                   $490,155.56
   Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-3 Notes                                $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to A-4 Notes                                                 $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class A-4 Notes this period                    $818,194.01
   Noteholders' Interest applicable to A-4 Notes Paid this Period
    from TDA                                                          $818,194.01
   Preliminary Noteholders' Interest Carryover Shortfall (Current
    Period) applicable to A-4 Notes                                         $0.00


   Offered Noteholders' Interest Carryover Shortfall (Previous Period)      $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this
    period                                                          $2,593,524.57
   Offered Noteholders' Interest Paid this Period from TDA          $2,593,524.57
   Preliminary A Noteholders' Interest Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Distribution Amount Remaining                             $13,692,301.50

   Noteholders' Interest Carryover Shortfall (Previous Period)
    applicable to B Notes                                                   $0.00
   Interest Due (in Arrears) on above Shortfall                             $0.00
   Interest Accrued on Class B Notes this period                      $118,041.11
   Noteholders' Interest applicable to B Notes Paid this
    Period from TDA                                                   $118,041.11
   Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to B Notes                                  $0.00

   Total Distribution Amount Remaining                             $13,574,260.39

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount         $11,381,415.59
   A-1 Noteholders' Principal Distributable Amount Paid from TDA   $11,381,415.59
   Preliminary A-1 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Distribution Amount Remaining                              $2,192,844.80

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount                  $0.00
   A-2 Noteholders' Principal Distributable Amount Paid from TDA            $0.00
   Preliminary A-2 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Distribution Amount Remaining                              $2,192,844.80

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount                  $0.00
   A-3 Noteholders' Principal Distributable Amount Paid from TDA            $0.00
   Preliminary A-3 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Distribution Amount Remaining                              $2,192,844.80

   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
   A-4 Noteholders' Monthly Principal Distributable Amount                  $0.00
   A-4 Noteholders' Principal Distributable Amount Paid from TDA            $0.00
   Preliminary A-4 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Distribution Amount Remaining                              $2,192,844.80


   B Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
   B Noteholders' Monthly Principal Distributable Amount              $474,225.65
   B Noteholders' Principal Distributable Amount Paid from TDA        $474,225.65
   Preliminary B Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00

   Total Excess Distribution Amount Remaining                       $1,718,619.15

   4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

   Beginning Pre-Funding Account Balance                          $375,150,037.28

   New Collateral Purchased                                       $115,298,631.85
   Deposit to Spread Account                            2.00%       $2,305,972.64
   Deposit to Yield Supplement Account (will be necessary
    only if required by rating agencies)                                    $0.00

   Payment to Seller                                              $112,992,659.21

   Ending Pre-Funding Account Balance                             $259,851,405.43

   Excess Pre-Funded Amount/(Payment to Seller)                             $0.00

   Adjusted Ending Pre-Funding Account Balance                    $259,851,405.43

   5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

   Beginning Negative Carry Account Balance                         $5,262,745.28
   Negative Carry                                                      2.9777801%
   Number of Days Remaining                                                150.00


   Pre-Funded Percentage                                                   48.41%
   Negative Carry Withdrawls                                        $1,312,572.86
   Cumulative Negative Carry Withdrawls                             $1,312,572.86
   Maximum Negative Carry Amount                                    $3,159,603.09
   Required Negative Carry Account Balance                          $3,159,603.09
   Interim Ending Negative Carry Account Balance                    $3,950,172.42
   Negative Carry Amount Released to Seller                           $790,569.33


   Ending Negative Carry Account Balance                            $3,159,603.09

   6. RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF
      REQUIRED BY RATING AGENCIES

   Beginning Yield Supplement Account Balance                               $0.00
   Deposit to Yield Supplement Account from Pre-Funding Account             $0.00
   Receivables Percentage                                                  51.59%
   Withdrawal of Yield Supplement Amount                                    $0.00
   Maximum Yield Supplement Amount                                          $0.00
   Required Yield Supplement Amount                                         $0.00
   Interim Yield Supplement Account Balance                                 $0.00
   Yield Supplement Amount Released to Seller                               $0.00

   Ending Yield Supplement Account Balance                                  $0.00

   7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

   Beginning Spread Account Balance                                 $7,996,999.25
   Deposit to Spread Account from Pre-Funding Account               $2,305,972.64
   Deposit to Spread Account from Excess Collections over
    Distributions                                                   $1,718,619.15

   Distribution from Spread Account to Noteholders' Distr. Account          $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-1 Notes                                $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-2 Notes                                $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-3 Notes                                $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-4 Notes                                $0.00
   Remaining Distribution from Spread Account to Noteholders'
    Distr. Account                                                          $0.00

   Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to B Notes                                  $0.00
   Remaining Distribution from Spread Account to Noteholders'
    Distr. Account                                                          $0.00

   Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00
   Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00
   Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00
   Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                        $0.00
   Remaining Distribution from Spread Account to Noteholders' Distr.
    Account                                                                 $0.00
   Adj to Preliminary B Noteholders' Principal Carryover Shortfall
   (Current Period)                                                         $0.00

   Preliminary Spread Account Balance Remaining                    $12,021,591.04

   Cumulative Realized Losses since 28-February-99 (Cut-off Date)           $0.00
   Are Cum. Realized Losses GREATER THAN 2.25% of Initial
    Pool Balance?                                             NO
   12*(Realized Losses during Collection Period + Repos at end
    of Collection Period)                                                   $0.00
   Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of
    Beg. Pool Balance?                                        NO
   60 day or GREATER THAN Delinquent Scheduled Amounts                $118,825.06
   Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25%
    of Ending Pool Balance?                                   NO
   Are any of the three conditions "YES"?                     NO

   Preliminary A-1 Note Principal Balance (End of Period)          $64,168,584.41
   Preliminary A-2 Note Principal Balance (End of Period)         $294,000,000.00
   Preliminary A-3 Note Principal Balance (End of Period)         $137,000,000.00
   Preliminary A-4 Note Principal Balance (End of Period)         $221,950,000.00
   Preliminary B Note Principal Balance (End of Period)            $30,525,774.35
   Preliminary Total Principal Balance of Notes  (End of Period)  $747,644,358.76

   Specified Spread Account Balance                                 10,302,971.89
Lesser of:

   (a) 2.00% of the Initial Pool Balance                2.00%       10,302,971.89

   (b) the Note Balance                                            747,644,358.76

   Preliminary Spread Account Balance Remaining                    $12,021,591.04
   Preliminary Excess Amount in Spread Account                      $1,718,619.15
   Preliminary Shortfall Amount in Spread Account                           $0.00

   Deposit to Spread Account from Remaing Excess Distribution               $0.00

   Spread Account Excess                                            $1,718,619.15

   Ending Spread Account Balance (after distributions)             $10,302,971.89
   Net Change in Spread Account Balance                             $2,305,972.64

   8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

   Total Excess Distribution Amount Remaining                       $1,718,619.15

   Certificateholders' Interest Carryover Shortfall
    (Previous Period)                                                       $0.00
   Interest Due (in Arrears) on Above Shortfall                             $0.00
   Interest Accrued on Certificates this period                        $30,450.80
   Certificateholders' Interest Paid from Excess Distribution          $30,450.80
   Preliminary Certificateholders' Interest Carryover
    Shortfall (Current Period)                                              $0.00

   Total Excess Distribution Amount Remaining                       $1,688,168.35

   Certificateholders' Principal Carryover Shortfall
    (Previous Period)                                                       $0.00
   Certificateholders' Principal Distributable Amount applicable
    to current period                                                       $0.00
   Certificateholders' Principal Distributable Amount Paid from
    Excess Distrbution                                                      $0.00
   Preliminary Certificateholders' Principal Carryover
    Shortfall (Current Period)                                              $0.00

   Total Excess Distribution Amount Remaining                       $1,688,168.35

   Servicing Fee Shortfall (Previous Period)                                $0.00
   Servicing Fees Accrued during this Period                1.00%     $333,208.30
   Servicing Fees Paid this Period Excess Distribution                $333,208.30
   Adjustment to Servicing Fee                                              $0.00
   Adjustment to Excess Distribution Amount Remaining                       $0.00
   Servicing Fee Shortfall                                                  $0.00

   Total Excess Distribution Amount Remaining                       $1,354,960.05

   9.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-1 Notes                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-2 Notes                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-3 Notes                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-4 Notes                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to B Notes                                                   $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)       $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)      $0.00

   A-1 Note Principal Balance (End of Period)                      $64,168,584.41
   A-2 Note Principal Balance (End of Period)                     $294,000,000.00
   A-3 Note Principal Balance (End of Period)                     $137,000,000.00
   A-4 Note Principal Balance (End of Period)                     $221,950,000.00
   B Note Principal Balance (End of Period)                        $30,525,774.35
   Certificate Principal Balance (End of Period)                   $15,500,000.00
   Total Principal Balance of Notes and Certificates
    (End of Period)                                               $763,144,358.76


   A-1 Note Pool Factor (End of Period)            $75,550,000.00       0.8493525
   A-2 Note Pool Factor (End of Period)           $294,000,000.00       1.0000000
   A-3 Note Pool Factor (End of Period)           $137,000,000.00       1.0000000
   A-4 Note Pool Factor (End of Period)           $221,950,000.00       1.0000000
   B Note Pool Factor (End of Period)              $31,000,000.00       0.9847024
   Certificate Pool Factor (End of Period)         $15,500,000.00       1.0000000
   Total Notes & Certificates Pool Factor
    (End of Period)                                                     0.9847024

   Specified Spread Account Balance (after all distributions
    and adjustments)                                               $10,302,971.89

   Yield Supplement Account Balance (after alldistributions
    and adjustment):                                                        $0.00

-------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                   15-Apr-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                           $11,381,415.59
          per $1,000 original principal amount:                                     $150.65

   (b)   A-2 Notes:                                                                   $0.00
           per $1,000 original principal amount:                                      $0.00

   (c)   A-3 Notes:                                                                   $0.00
           per $1,000 original principal amount:                                      $0.00

   (d)   A-4 Notes:                                                                   $0.00
           per $1,000 original principal amount:                                      $0.00

   (e)   B Notes:                                                               $474,225.65
           per $1,000 original principal amount:                                     $15.30

   (f)   Total                                                               $11,855,641.24

(2) Interest on the Notes

   (a)  A-1 Notes:                                                              $249,315.00
          per $1,000 original principal amount:                                       $3.30

   (b)   A-2 Notes:                                                           $1,035,860.00
           per $1,000 original principal amount:                                      $3.52

   (c)  A-3 Notes:                                                              $490,155.56
          per $1,000 original principal amount:                                       $3.58

   (d)  A-4 Notes:                                                              $818,194.01
          per $1,000 original principal amount:                                       $3.69

   (e)  B Notes:                                                                $118,041.11
           per $1,000 original principal amount:                                      $3.81

   (f)   Total                                                                $2,711,565.68

(3) Pool Balance at the end of the related Collection Period                $503,292,953.33

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                       $64,168,584.41
       (ii) A-1 Note Pool Factor:                                                 0.8493525

   (b) (i)  outstanding principal amount of A-2 Notes:                      $294,000,000.00
       (ii) A-2 Note Pool Factor:                                                 1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                      $137,000,000.00
       (ii) A-3 Note Pool Factor:                                                 1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                      $221,950,000.00
       (ii) A-4 Note Pool Factor:                                                 1.0000000

   (e) (i)  outstanding principal amount of B Notes:                         $30,525,774.35
       (ii) B Note Pool Factor:                                                   0.9847024

   (f) (i)  Certificate Balance                                              $15,500,000.00
       (ii) Certificate Pool Factor:                                             1.0000000

(5)  Amount of Servicing Fee:                                                   $333,208.30
        per $1,000, Beginning of Collection Period:                               0.83333333

(6)  Amount of Administration Fee:                                                  $166.67
        per $1,000, Beginning of Collection Period:                               0.00041682

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                          $0.00

(9)  Amount in Spread Account:                                               $10,302,971.89

(10)  Amount in Pre-Funding Account:                                        $259,851,405.43

(11)  For the Final payment date with respect to the Funding Period, the                 NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                       $3,159,603.09

(13)  Amount in Yield Supplement Account:                                             $0.00

---------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                         15-Apr-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                 11,381,415.59
          per $1,000 original principal amount:                                          $150.65

   (b)  A-2 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                            $0.00

   (c)  A-3 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                            $0.00

   (d)  A-4 Notes:                                                                         $0.00
          per $1,000 original principal amount:                                            $0.00

   (e)  B Notes:                                                                     $474,225.65
          per $1,000 original principal amount:                                           $15.30

   (f)  Certificates:                                                                      $0.00
          per $1,000 original principal amount:                                            $0.00

   (g)  Total:                                                                    $11,855,641.24

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                   $249,315.00
          per $1,000 original principal amount:                                            $3.30

   (b)  A-2 Notes:                                                                 $1,035,860.00
          per $1,000 original principal amount:                                            $3.52

   (c)  A-3 Notes:                                                                   $490,155.56
          per $1,000 original principal amount:                                            $3.58

   (d)  A-4 Notes:                                                                   $818,194.01
          per $1,000 original principal amount:                                            $3.69

   (e)  B Notes:                                                                     $118,041.11
          per $1,000 original principal amount:                                            $3.81

   (f)  Certificates:                                                                 $30,450.80
          per $1,000 original principal amount:                                            $1.96

   (g)  Total:                                                                     $2,742,016.48

(3)  Pool Balance at end of related Collection Period:                           $503,292,953.33

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                            $64,168,584.41
      (ii)  A-1 Note Pool Factor:                                                      0.8493525

   (b) (i)  outstanding principal amount of A-2 Notes:                           $294,000,000.00
      (ii)  A-2 Note Pool Factor:                                                      1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                           $137,000,000.00
      (ii)  A-3 Note Pool Factor:                                                      1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                           $221,950,000.00
      (ii)  A-4 Note Pool Factor:                                                      1.0000000

   (e) (i)  outstanding principal amount of B Notes:                              $30,525,774.35
      (ii)  B Note Pool Factor:                                                        0.9847024

   (f) (i)  Certificate Balance                                                   $15,500,000.00
      (ii)  Certificate Pool Factor:                                                   1.0000000

(5)  Amount of Servicing Fee:                                                        $333,208.30
        per $1,000 Beginning of Collection Period:                                     0.8333333

(6)  Amount of Administration Fee:                                                       $166.67
        per $1,000 Beginning of Collection Period:                                     0.0004168

(7)  Aggregate Purchase Amounts for Collection Period:                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                               $0.00

(9)  Amount in Spread Account:                                                    $10,302,971.89

(10) Amount in Pre-Funding Account:                                              $259,851,405.43

(11) For the Final payment date with respect to the Funding Period, the                      NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                             $3,159,603.09

(13) Amount in Yield Supplement Account:                                                   $0.00

--------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1999-A

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                            15-Apr-99

(1)  Payment of Administration Fee to Administrator:                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                    $2,711,565.68

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                           $11,855,641.24

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $30,450.80

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                             $333,208.30

(7) Release to Seller from Excess Collections over Distributions                     $1,354,960.05

Check for Error                                                                        NO ERROR
Sum of Above Distributions                                                          $16,285,992.74
Total Distribution Amount plus Releases to Seller                                   $16,285,992.74

-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE


$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates



Payment Date:                                                                                        15-Apr-99

(1)  Total Distribution Amount:                                                                    $16,285,992.74

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                              $249,315.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                            $1,035,860.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                              $490,155.56

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                              $818,194.01

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                               $118,041.11

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                           $2,711,565.68
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                     $11,381,415.59

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                     96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                             $11,381,415.59

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                      0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                      0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                      0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                          $474,225.65

(31)  % of Principal Distribution Amount applicable to B Noteholders                                        4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                  $474,225.65

(34)  Noteholders' Principal Distribution Amount:                                                  $11,855,641.24

(35)  Noteholders' Distributable Amount:                                                           $14,567,206.92

(36)  Deposit to Spread Account (from excess collections):                                          $1,718,619.15

(37)  Specified Spread Account Balance (after all distributions and adjustments):                  $10,302,971.89
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                           $10,302,971.89

   (b) the Note Balance                                                                           $747,644,358.76

(38)  Spread Account Balance over the Specified Spread Account Balance:                             $1,718,619.15

(39)  Certificateholders' Interest Distributable Amount:                                               $30,450.80

(40)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                   0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                   $0.00

(45)  Certificateholders' Distributable Amount:                                                        $30,450.80

(46)  Servicing Fee:                                                                                  $333,208.30

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Excess Distributions                                                    $1,354,960.05
   (b) Release of Excess Amount in Negative Carry Account                                             $790,569.33
   (c) Release of Excess Amount in Yield Supplement Account                                                 $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                       $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $399,849,962.72

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                             $64,168,584.41
           A-1 Note Pool Factor:                                                                        0.8493525

           Outstanding Principal Balance of A-2 Notes:                                            $294,000,000.00
           A-2 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of A-3 Notes:                                            $137,000,000.00
           A-3 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of A-4 Notes:                                            $221,950,000.00
           A-4 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                               $30,525,774.35
           B Note Pool Factor:                                                                          0.9847024

           Outstanding Principal Balance of the Certificates:                                      $15,500,000.00
           Certificate Pool Factor:                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                $0.00

(53)  Spread Account Balance after giving effect to all distributions:                             $10,302,971.89